UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

5 Tower Bridge, 300 Barr Harbor Dr., Suite 300

West Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street 37th Floor

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (610) 238-3600

Date of fiscal year end:     October 31

Date of reporting period:     April 30, 2009

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders is filed herewith.

SEMIANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

APRIL 30, 2009

Aberdeen Equity Long-Short Fund

Aberdeen Health Sciences Fund

Aberdeen Natural Resources Fund

Aberdeen Small Cap Fund

Aberdeen Technology and Communications Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1
Market Review	Page 2
Aberdeen Equity Long-Short Fund	Page 3
Aberdeen Health Sciences Fund	Page 9
Aberdeen Natural Resources Fund	Page 13
Aberdeen Small Cap Fund	Page 17
Aberdeen Technology and Communications Fund	Page 22
Aberdeen U.S. Equity Fund	Page 26
Financial Statements	Page 31
Notes to Financial Statements	Page 56
Shareholder Expense Examples	Page 65

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeeninvestments.com. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 300 Barr Harbor Drive, West Conshohocken, PA 19428.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Adviser’s Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Letter to Shareholders

June 29, 2009

Dear Valued Shareholder,

This Semiannual Report for Aberdeen Funds covers the activities for the six-month period ended April 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets. This resulted in a sharp stock market rally on the back of some signs of recovery but, overall, still mainly negative returns for the period in question.

Clarity and consistency remain key

Throughout this period of financial turbulence, Aberdeen has remained committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Positioning Aberdeen Funds for the future

On June 30, 2009, Aberdeen Asset Management PLC is expected to close a transaction with Credit Suisse AG for the purchase of large parts of its global investors business. In the U.S., this entails the addition of four new mutual funds: Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund. In addition, assuming the reorganization is consummated as planned, the Aberdeen International Equity Fund will be enlarged from an acquisition of the Credit Suisse International Focus Fund. These new funds further expand and deepen the investment choices we are able to offer investors.

Looking ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries.

As presented on the following page, Shahreza Yusof, Aberdeen’s Head of U.S. Equities, provides a global market review and outlook. There remain concerns over the short-term economic outlook and, although many of the appropriate actions have been taken, recovery will need time to take proper effect.

Yours sincerely,

Gary R. Marshall

President

Aberdeen Funds

2009 Semiannual Report

1

Market Review

Shahreza Yusof, Head of Equities – U.S.

After steadily gaining momentum for more than a year, the worst global economic downturn since the Great Depression appeared to slow somewhat in the spring of 2009. The credit crunch that had dried up sources of lending and, consequently, prevented many consumers from purchasing homes or automobiles, showed signs of easing. The global equity markets, which had been reeling from a seemingly endless onslaught of news about failing banks and financial services firms and a multitude of government bailouts, rallied sharply amid the evidence of recovery. By the end of April, the MSCI World-ex. U.S. Index and the S&P 500 Index each had rebounded roughly 30% from the current bear-market troughs they had reached in early March.

Despite the upturn, most global equity markets still finished in negative territory for the six-month period ended April 30, 2009, with the developed-market MSCI World Index returning –5.09%. Conversely, emerging-markets stocks, as represented by the MSCI Emerging Markets Index, recorded a robust gain of 17.52%. Late in the semiannual period, investors became more optimistic about an economic recovery and the impact of China’s massive stimulus plan. The strength in the Brazil and Russia markets was attributable mainly to the increased demand for commodities.

Economic conditions remain tough and most likely will take more time to improve significantly. The weakness was widespread across countries and within individual sectors—particularly capital goods manufacturers, given the downturn in world trade. The tightened lending standards created a self-perpetuating cycle which ultimately triggered an aggressive policy response from governmental authorities worldwide. In the U.S., a $787 billion economic stimulus package includes a mix of targeted tax cuts, financial aid to state governments, and increased government spending. The Bank of England and the Bank of Japan have eased monetary policy in their respective countries by cutting interest rates. Additionally, we believe that China may be poised to lead the Asian region out of recession. China’s manufacturing Purchasing Managers Index has risen sharply, especially within the new orders component.

In the U.S. fixed income market, long-term U.S. Treasury securities, as measured by the Barclays Capital Long Treasury Index, provided considerably higher returns than municipal and corporate bonds in the last two months of 2008, and were the top performers for the overall semiannual period. However, in a reversal from the flight to quality that had continued throughout much of 2008, investors became less risk-averse in early 2009, lured by the considerably higher yields and relatively attractive valuations available in the municipal and corporate markets. Consequently, the latter two fixed income categories significantly outperformed the U.S. Treasury sector of the market for the first four months of the year.

The recent equity market rally has been sharp, quick and also rather concentrated among sectors. We have moved back from the ledge overlooking an economic abyss; and panic has subsided, if only temporarily. The rate of economic deceleration appears to be moderating and investor panic has subsided, leading equity markets increasingly to discount future growth. However, we are skeptical of any magical solution to return the economy quickly to a sustainable growth track. The recession eventually will end, but recovery will take time. As President Obama has noted, the U.S. economy (and indeed, the global economy) is similar to a “big ocean liner…not a speedboat,” and needs time to turn around.

In the current environment, we remain vigilant in our investment process. We employ bottom-up, fundamental analysis, which is characterized by intensive, first-hand research and disciplined company evaluation. We always seek to know our holdings thoroughly and strive to avoid overpaying for a stock. Therefore, we continue to closely monitor companies in which we invest as we strive to ensure that we have chosen good businesses that should survive this recession and prosper once the economy eventually resumes a sustainable growth trend.

Semiannual Report 2009

2

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV) returned 0.38% for the semiannual period ended April 30, 2009, versus 0.19% for its benchmark, the Citigroup 3-Month T-Bill Index, and –8.53% for the broad-market Standard & Poor’s (S&P) 500® Index. For broader comparison, average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 131 funds) was –6.11% for the period.

For most of the reporting period, large-cap stocks generally posted negative returns amid the ongoing credit crunch and economic recession before staging a strong rally in March and April. In a dramatic reversal of a long-term trend, the financials sector led the turnaround, benefiting from positive earnings news for several commercial banks and diversified financial services companies. However, the upturn could not offset the significant losses that shares of financial companies recorded earlier in the period, and the sector was the weakest performer within the S&P 500® Index. Conversely, the information technology (IT) sector gained ground during the period, most notably in the IT services and Internet software and services segments. These stocks rallied late in the period as several companies announced plans for additional cost-cutting and investors expressed confidence that sales had bottomed out.

Stock selection in the information technology and consumer discretionary sectors within the long segment of the Fund provided the most positive relative returns for the reporting period. Among individual stock holdings, our long position in Darden’s Restaurants Inc., a casual-dining restaurant chain, enhanced performance. Darden’s reduced expenses, realized cost savings resulting from acquisitions, and achieved better-than-expected sales from its Olive Garden and Red Lobster restaurant chains. Our long holding in semiconductor manufacturer Marvell Technology Ltd. also had a positive impact, as the company benefited from its very good inventory-to-consumption position. As new products are launched, we believe the company will expand its profit margins and grow earnings faster than its peers and faster than many investors expect. The short exposure to Bank of America Corp. added to performance as the company struggled with losses resulting from the troubled fixed income assets it obtained as a result of its acquisition of Merrill Lynch on January 1, 2009. The short position was liquidated during the holding period.

Fund performance for the period was hampered by the long position in the consumer staples sector and the short exposure to the consumer discretionary sector. The primary detractors at the individual stock level included short exposures to multi-line retailer J.C. Penney Co. Inc.; air freight and logistics company FedEx Corp.; and Zions Bancorporation, a Utah-based commercial bank. J.C. Penney’s stock price advanced as inventory reductions across the retail sector signaled that the industry may be nearing the end of a period in which it was plagued by pressure on its profit margins. Our view of the retail sector has improved, compelling us to close this short position at a loss. Shares of FedEx Corp. climbed during the reporting period as the company’s earnings declined less than consensus expectations due to lower fuel and labor costs. We maintain our short position in the stock at a lower weight against long positions in the air freight and logistics segment of the industrials sector. Additionally, Zions Bancorporation’s share price rose despite the company’s poor balance sheet metrics and declining commercial real estate loan values. We believe that Zions Bancorporation most likely will need additional capital, which effectively will reduce its earnings per share. Therefore, we have maintained the short position, which we established in March 2009.

During the reporting period, we increased the Fund’s net long position from approximately 30% to roughly 44% at April 30, 2009. We feel that several indicators suggest that we are near the end of a terrible economic swoon. Moreover, corporate earnings revisions, which have been uniformly negative for the past three quarters, appear to be bottoming out, with some sectors reporting positive results. We reduced the Fund’s short exposures toward the latter half of the reporting period, covering positions that played out close to our expectations. We added several long positions on stock price dips. Additions to the long segment of the portfolio included industrial gas supplier Praxair Inc.; railroad operator Union Pacific Corp.; investment banking firm Goldman Sachs Group Inc.; and Lowe’s Companies Inc., a home improvement retailer. Notable closed short positions included Bank of America; industrial conglomerate General Electric Co.; and J.C. Penney.

The Fund’s largest long positions are Internet services provider Google Inc.; and Hess Corp., an integrated oil and gas company. Google has been gaining market share despite the economy. We believe that Hess has an attractive valuation and is positioned to outperform versus its peers. Our primary short stock exposure is machinery manufacturer Caterpillar Inc. Caterpillar reported a net loss of $112 million for the first quarter of 2009, as sales declined 22% from the same period in 2008. Additionally, we believe that the stock has a relatively high valuation.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by portfolio manager involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

3

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A2	w/o Sales Charge	0.38%		(8.37%	)	4.24%	3.37%	2.85%	2.20%
	w/Sales Charge[3]	(5.40%	)	(13.64%	)	3.01%	2.76%
Class B2	w/o Sales Charge	0.10%		(9.08%	)	3.49%	2.86%	3.58%	2.93%
	w/Sales Charge[4]	(4.90%	)	(13.63%	)	3.14%	2.86%
Class C5	w/o Sales Charge	0.13%		(9.06%	)	3.49%	2.57%	3.58%	2.93%
	w/Sales Charge[6]	(0.87%	)	(9.97%	)	3.49%	2.57%
Class R7,9	w/o Sales Charge	0.29%		(8.70%	)	3.95%	3.20%	3.08%	2.43%
Institutional Class[8,9]	w/o Sales Charge	0.57%		(8.07%	)	4.51%	3.51%	2.58%	1.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. Please consult the Fund's prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the performance of the Class A and Class B shares, respectively, of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2009

4

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Long Positions*
Asset Allocation
Common Stocks	72.0%
Repurchase Agreements	28.1%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	6.7%
Hotels, Restaurants & Leisure	4.8%
Communications Equipment	4.6%
Specialty Retail	4.4%
Internet Software & Services	4.2%
Chemicals	4.1%
Pharmaceuticals	3.0%
Health Care Equipment & Supplies	2.9%
Food & Staples Retailing	2.9%
Computers & Peripherals	2.8%
Other	59.6%
100.0%

Top Holdings**
Google, Inc., Class A	2.2%
Hess Corp.	2.1%
Hewlett-Packard Co.	2.0%
McAfee, Inc.	2.0%
Baxter International, Inc.	1.8%
QUALCOMM, Inc.	1.8%
Lowe’s Cos., Inc.	1.8%
Oracle Corp.	1.8%
Marvell Technology Group Ltd.	1.7%
Goldman Sachs Group, Inc. (The)	1.6%
Other	81.2%
100.0%

*	Percentages are based on net assets.

**	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Short Positions*
Asset Allocation
Common Stocks	19.8%
Exchange Traded Funds	7.6%
Other	72.6%
100.0%

Top Industries
Air Freight & Logistics	1.7%
Machinery	1.6%
Oil, Gas & Consumable Fuels	1.6%
Electronic Equipment & Instruments	1.5%
Diversified Financial Services	1.3%
Commercial Banks	1.2%
Multiline Retail	1.1%
Household Products	1.1%
Specialty Retail	1.0%
Life Sciences Tools & Services	1.0%
Other	86.9%
100.0%

Top Holdings**
iShares Russell 2000 Growth Index Fund	3.6%
Energy Select Sector SPDR Fund	2.9%
Caterpillar, Inc.	1.6%
FedEx Corp.	1.4%
Zions Bancorp	1.2%
99 Cents Only Stores	1.1%
iShares Russell 2000 Value Index Fund	1.1%
Tiffany & Co.	1.0%
Millipore Corp.	1.0%
Halliburton Co.	0.9%
Other	84.2%
100.0%

*	Percentages are based on net assets.

**	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

5

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (72.0%) (a)
Aerospace & Defense (1.4%)
Raytheon Co.	47,000	$2,125,810
Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	23,650	1,257,234
Airlines (1.2%)
Southwest Airlines Co.	258,350	1,803,283
Biotechnology (2.2%)
Cephalon, Inc.*	16,580	1,087,814
Gilead Sciences, Inc.*	49,220	2,254,276
		3,342,090
Capital Markets (1.6%)
Goldman Sachs Group, Inc. (The)	18,560	2,384,960
Chemicals (4.1%)
FMC Corp.	25,200	1,227,996
Monsanto Co.	19,739	1,675,644
Praxair, Inc.	22,750	1,697,377
Valspar Corp. (The)	64,700	1,552,800
		6,153,817
Commercial Banks (0.5%)
Bank of the Ozarks, Inc.	17,300	429,559
CapitalSource, Inc.	92,500	285,825
		715,384
Commercial Services & Supplies (2.0%)
Manpower, Inc.	25,700	1,107,413
Watson Wyatt Worldwide, Inc., Class A	35,700	1,893,885
		3,001,298
Communications Equipment (4.6%)
Cisco Systems, Inc.*	100,800	1,947,456
F5 Networks, Inc.*	30,000	818,100
Juniper Networks, Inc.*	60,350	1,306,577
QUALCOMM, Inc.	64,830	2,743,606
		6,815,739
Computers & Peripherals (2.8%)
EMC Corp.*	97,950	1,227,314
Hewlett-Packard Co.	83,300	2,997,134
		4,224,448
Construction & Engineering (0.8%)
Toll Brothers, Inc.*	58,200	1,179,132
Consumer Finance (1.9%)
Capital One Financial Corp.	57,400	960,876
Visa, Inc., Class A	29,400	1,909,824
		2,870,700
Diversified Financial Services (1.2%)
JPMorgan Chase & Co.	53,150	1,753,950

	Shares or Principal Amount	Value
Electrical Equipment (1.3%)
Emerson Electric Co.	58,000	$1,974,320
Energy Equipment & Services (1.3%)
Schlumberger Ltd.	39,600	1,940,004
Food & Staples Retailing (2.9%)
CVS Caremark Corp.	73,900	2,348,542
Wal-Mart Stores, Inc.	38,620	1,946,448
		4,294,990
Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	56,620	2,746,070
St. Jude Medical, Inc.*	46,840	1,570,077
		4,316,147
Health Care Providers & Services (0.7%)
Quest Diagnostics, Inc.	21,400	1,098,462
Hotels, Restaurants & Leisure (4.8%)
Darden Restaurants, Inc.	59,450	2,197,866
McDonald’s Corp.	28,900	1,540,081
Starwood Hotels & Resorts Worldwide, Inc.	93,500	1,950,410
WMS Industries, Inc.*	47,315	1,519,285
		7,207,642
Household Products (1.0%)
Colgate-Palmolive Co.	25,100	1,480,900
Industrial Conglomerates (1.4%)
SPX Corp.	44,000	2,031,480
Insurance (0.7%)
Aflac, Inc.	38,400	1,109,376
Internet Software & Services (4.2%)
Google, Inc., Class A*	8,450	3,345,947
McAfee, Inc.*	77,400	2,905,596
		6,251,543
Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc.*	43,800	1,536,504
Machinery (1.1%)
Deere & Co.	38,400	1,584,384
Media (1.0%)
Comcast Corp., Class A	98,600	1,524,356
Metals & Mining (1.2%)
Nucor Corp.	45,300	1,843,257
Multiline Retail (0.8%)
Macy’s, Inc.	86,500	1,183,320
Oil, Gas & Consumable Fuels (6.7%)
Apache Corp.	21,450	1,562,847
Cabot Oil & Gas Corp.	38,400	1,159,296
EOG Resources, Inc.	36,720	2,330,985

See accompanying notes to financial statements.

Semiannual Report 2009

6

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Hess Corp.	55,900	$3,062,761
Transocean Ltd.*	27,245	1,838,493
		9,954,382
Pharmaceuticals (3.0%)
Abbott Laboratories	32,600	1,364,310
Allergan, Inc.	25,400	1,185,164
Bristol-Myers Squibb Co.	96,800	1,858,560
		4,408,034
Road & Rail (1.1%)
Union Pacific Corp.	34,400	1,690,416
Semiconductors & Semiconductor Equipment (1.7%)
Marvell Technology Group Ltd.*	230,800	2,534,184
Software (1.8%)
Oracle Corp.	136,600	2,641,844
Specialty Retail (4.4%)
Advance Auto Parts, Inc.	25,100	1,098,125
GameStop Corp., Class A*	40,420	1,219,067
Lowe’s Cos., Inc.	126,800	2,726,200
Urban Outfitters, Inc.*	77,600	1,512,424
		6,555,816
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.*	31,200	764,400
Trading Companies & Distributors (0.6%) (b)
Rush Enterprises, Inc., Class A*	65,000	855,400
Transportation Infrastructure (0.8%)
Canadian National Railway Co.	29,750	1,202,495
Total Common Stocks—Long Positions		107,611,501

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (28.1%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $42,006,752, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $42,849,360	$42,006,752	$42,006,752
Total Repurchase Agreements		42,006,752
Total Investments (Cost $140,042,121) (c)—100.1%		149,618,253

Liabilities in excess of other assets—(0.1)%		(215,226)
Net Assets—100.0%		$149,403,027

*	Non-income producing security.
(a)	All long positions held as collateral for securities sold short.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 0.6% of net assets.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2009 Semiannual Report

7

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (19.8%)
Air Freight & Logistics (1.7%)
Expeditors International of Washington, Inc.	13,550	$470,321
FedEx Corp.	37,100	2,076,116
		2,546,437
Airlines (0.5%)
US Airways Group, Inc.	190,000	720,100
Biotechnology (0.8%)
Illumina, Inc.	30,000	1,120,500
Capital Markets (0.8%)
Waddell & Reed Financial, Inc. Class A	50,000	1,120,500
Chemicals (0.6%)
Ecolab, Inc.	25,000	963,750
Commercial Banks (1.2%)
Zions Bancorp	167,100	1,826,403
Diversified Financial Services (1.3%)
American Express Co.	40,900	1,031,498
Assurant, Inc.	20,500	501,020
Fifth Third Bancorp	100,000	410,000
		1,942,518
Electronic Equipment & Instruments (1.5%)
Anixter International, Inc.	21,400	851,292
Cognex Corp.	37,450	526,921
Echelon Corp.	103,350	822,666
		2,200,879
Health Care Equipment & Supplies (0.7%)
Zimmer Holdings, Inc.	24,000	1,055,760
Health Care Providers & Services (0.6%)
Genzyme Corp.	18,000	959,940
Hotels, Restaurants & Leisure (0.7%)
Starbucks Corp.	72,000	1,041,120
Household Products (1.1%)
Kimberly-Clark Corp.	21,000	1,031,940
Tupperware Brands Corp.	22,100	553,163
		1,585,103
Life Sciences Tools & Services (1.0%)
Millipore Corp.	25,200	1,489,320
Machinery (1.6%)
Caterpillar, Inc.	67,900	2,415,882
Multiline Retail (1.1%)
99 Cents Only Stores	150,700	1,618,518
Oil, Gas & Consumable Fuels (1.6%)
Halliburton Co.	63,900	1,292,058
Sunoco, Inc.	42,000	1,113,420
		2,405,478

	Shares or Principal Amount	Value
Pharmaceuticals (0.8%)
Eli Lilly & Co.	36,000	$1,185,120
Semiconductors & Semiconductor Equipment (0.6%)
Microsemi Corp.	70,000	939,400
Software (0.6%)
Informatica Corp.	53,100	844,290
Specialty Retail (1.0%)
Tiffany & Co.	53,500	1,548,290
Total Common Stocks—Short Positions		29,529,308
EXCHANGE TRADED FUNDS-SHORT POSITIONS (7.6%)
Equity Fund (7.6%)
Energy Select Sector SPDR Fund	95,800	4,385,724
iShares Russell 2000 Growth Index Fund	102,000	5,384,580
iShares Russell 2000 Value Index Fund	35,000	1,593,200
		11,363,504
Total Exchange Traded Funds-Short Positions		11,363,504
Total Securities Sold Short (Proceeds $35,876,466) (a)—27.4%		40,892,812

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2009

8

Aberdeen Health Sciences Fund (Unaudited)

The Aberdeen Health Sciences Fund (Class A shares at NAV) returned –6.34% (Class A shares at NAV) for the semiannual period ended April 30, 2009, versus the –7.16% return of its benchmark, the Standard & Poor’s (S&P) North American Health Care Sector Index™. For broader comparison, the average return of the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 117 funds) was –7.37% for the period.

Despite recording an overall negative return during the reporting period, the healthcare sector, as measured by the S&P North American Health Care Sector Index™, modestly outperformed the broader U.S. equity market. Shares of numerous healthcare companies rallied toward the end of the period as mergers-and-acquisitions activity increased and there were fewer downward earnings revisions, indicating that the sector was stabilizing. The healthcare technology subsector, which comprises less than 1% of the total market capitalization of the S&P North American Health Care Sector Index, was the best performer for the semiannual period, benefiting primarily from a provision in the recently enacted U.S. economic stimulus plan which requires physicians to store patient records electronically.

Fund performance for the period was enhanced by stock selection in the healthcare equipment and supplies and biotechnology segments of the healthcare sector. Our holdings in two healthcare equipment and supplies manufacturers, The Cooper Companies Inc. and Hospira Inc., provided the most positive relative returns. Cooper, one of the three largest manufacturers of contact lenses, reported that its inventory appears to be stabilizing and that the company is experiencing an increase in demand for its products. Hospira estimated that its new cost-cutting program could add $.10 to its annualized earnings per share (EPS) for the next three years. The Fund’s position in biotechnology firm Biogen Idec Inc. enhanced performance as the stock price rose amid speculation that the company was a candidate for a takeover bid.

Security selection in the pharmaceuticals and healthcare providers and services industries hindered performance during the reporting period. At the stock level, our holdings in two pharmaceutical companies, ViroPharma Inc. and Wyeth, were negative contributors. ViroPharma’s stock price fell sharply after its experimental drug Maribavir for bone marrow transplant patients failed Phase 3 Food and Drug Administration (FDA) testing. Shares of Wyeth rose significantly following the announcement of the proposed acquisition of the company by Pfizer Inc., the world’s largest pharmaceutical manufacturer, during the period. Consequently, the Fund’s underweight exposure in the stock relative to the S&P North American Health Care Sector Index had a negative impact. Additionally, the Fund’s position in WellPoint Inc., an Indiana-based health benefits company, detracted from performance, as shares of managed care providers declined due to concerns about the Obama administration’s healthcare reform plan, which is scheduled to be implemented during the second half of 2009. We maintain positions in ViroPharma and Wyeth, but have sold our shares in WellPoint.

During the reporting period, we reduced the number of holdings in the portfolio from 49 to 37. We continue to focus on stocks in which we have higher conviction, including what we believe to be some of the highest-quality companies in the healthcare sector. We believe that, in the current environment, a company’s fundamental outlook is more important than its valuation.

The Fund’s largest stock weightings are in pharmaceutical giants Johnson & Johnson and Bristol-Myers Squibb Co, and biopharmaceutical company Gilead Sciences Inc. Johnson & Johnson continually searches for new products and has a relatively good history of strong cash flow and returns on equity and capital. We believe that Bristol-Myers Squibb may achieve strong growth relative to its peers over the next several years. Finally, in our view, Gilead Sciences appears to be in a decent position as the world leader in HIV therapy.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in health sciences industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

9

Aberdeen Health Sciences Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	(6.34%	)	(22.27%	)	(2.86%	)	0.33%		1.92%	1.62%
	w/Sales Charge[3]	(11.71%	)	(26.74%	)	(4.01%	)	0.33%
Class B	w/o Sales Charge	(6.60%	)	(22.82%	)	(3.48%	)	(0.32%	)	2.56%	2.26%
	w/Sales Charge[4]	(11.27%	)	(26.58%	)	(3.79%	)	(0.32%	)
Class C5,6	w/o Sales Charge	(6.72%	)	(22.82%	)	(3.50%	)	(0.32%	)	2.56%	2.26%
	w/Sales Charge[7]	(7.65%	)	(23.57%	)	(3.50%	)	(0.32%	)
Class R5,9	w/o Sales Charge	(6.40%	)	(22.36%	)	(3.00%	)	0.00%		2.09%	1.79%
Institutional Service Class[9]	w/o Sales Charge	(6.11%	)	(21.92%	)	(2.59%	)	0.61%		1.56%	1.26%
Institutional Class[8,9]	w/o Sales Charge	(6.13%	)	(21.95%	)	(2.52%	)	0.66%		1.56%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for detail.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on December 29, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns before the first offering of Class C shares (September 20, 2002) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2009

10

Aberdeen Health Sciences Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Health Sciences Fund, the S&P North American Health Care Sector Index™(S&P Health) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Health is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the healthcare sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	97.8%
Repurchase Agreements	1.6%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Pharmaceuticals	40.6%
Health Care Equipment & Supplies	18.2%
Biotechnology	17.1%
Health Care Providers & Services	13.3%
Life Sciences Tools & Services	5.7%
Food & Staples Retailing	2.2%
Health Care Technology	0.7%
Other	2.2%
100.0%

Top Holdings*
Johnson & Johnson	7.1%
Gilead Sciences, Inc.	6.0%
Bristol-Myers Squibb Co.	5.5%
Abbott Laboratories	5.3%
Baxter International, Inc.	5.0%
Schering-Plough Corp.	4.6%
Pfizer, Inc.	4.4%
Amgen, Inc.	3.8%
Cephalon, Inc.	3.2%
UnitedHealth Group, Inc.	3.1%
Other	52.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

11

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Health Sciences Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.8%)
Biotechnology (17.1%)
Amgen, Inc.*	12,900	$625,263
Biogen Idec, Inc.*	9,000	435,060
Cephalon, Inc.*	7,900	518,319
Gilead Sciences, Inc.*	21,210	971,418
United Therapeutics Corp.*	3,680	231,141
		2,781,201
Food & Staples Retailing (2.2%)
CVS Caremark Corp.	11,432	363,309
Health Care Equipment & Supplies (18.2%)
Baxter International, Inc.	16,928	821,008
Becton, Dickinson & Co.	3,820	231,034
Boston Scientific Corp.*	42,510	357,509
Cooper Cos., Inc. (The)	9,100	261,625
Covidien Ltd.	7,400	244,052
Dentsply International, Inc.	6,600	188,892
Hologic, Inc.*	8,940	132,848
I-Flow Corp.* (a)	14,600	73,000
IDEXX Laboratories, Inc.*	5,100	200,430
Masimo Corp.*	7,750	223,975
St. Jude Medical, Inc.*	6,810	228,271
		2,962,644
Health Care Providers & Services (13.3%)
Aetna, Inc.	21,150	465,511
Hospira, Inc.*	14,200	466,754
Medco Health Solutions, Inc.*	8,350	363,643
Quest Diagnostics, Inc.	6,980	358,283
UnitedHealth Group, Inc.	21,580	507,562
		2,161,753
Health Care Technology (0.7%)
IRIS International, Inc.*	10,016	111,879
Life Sciences Tools & Services (5.7%)
Covance, Inc.*	3,274	128,603
Thermo Fisher Scientific, Inc.*	13,140	460,951
Waters Corp.*	7,730	341,434
		930,988
Pharmaceuticals (40.6%)
Abbott Laboratories	20,730	867,550
Allergan, Inc.	8,890	414,807
Bristol-Myers Squibb Co.	46,230	887,616
Johnson & Johnson	22,164	1,160,507
Novartis AG (b)	8,750	331,274
Perrigo Co.	12,200	316,224
Pfizer, Inc.	53,772	718,394
Schering-Plough Corp.	32,808	755,240
Teva Pharmaceutical Industries Ltd. ADR– IL	10,750	471,818
Viropharma, Inc.*	35,760	201,329
Wyeth	11,550	489,720
		6,614,479
Total Common Stocks		15,926,253

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.6%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $260,206, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $265,425	$260,206	$260,206
Total Repurchase Agreements		260,206
Total Investments (Cost $18,852,561) (c)—99.4%		16,186,459

Other assets in excess of liabilities—0.6%		102,425
Net Assets—100.0%		$16,288,884

*	Non-income producing security.
(a)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 0.4% of net assets.
(b)	Fair Valued Security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
IL	Israel

See accompanying notes to financial statements.

Semiannual Report 2009

12

Aberdeen Natural Resources Fund (Unaudited)

The Aberdeen Natural Resources Fund (Class A shares at NAV) returned –3.31% for the semiannual period ended April 30, 2009, versus –3.34% for its benchmark, the Standard & Poor’s (S&P) Natural Resources Sector Index™. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 112 funds) was –0.10% for the period.

The natural resources sector experienced mixed results for the reporting period. Natural resources stocks outperformed the broad U.S. equity market overall, but the strength was concentrated in the metals and mining segment of the materials sector. The CRB® Index, a proxy for the performance of natural resource commodities, declined during the period. Copper was the strongest performer among the metals group as China’s gross domestic product and industrial production began to accelerate following the Chinese New Year. The spot gold price rose more than 20%, closing at $883 on April 30, 2009. However, both oil and natural gas prices significantly declined. The oil price fell amid lower global demand while the natural gas sector was hindered by substantial overcapacity following strong production outside of the U.S., as well as concerns about liquefied natural gas supplies flooding the market.

Fund performance for the period was enhanced by stock selection in the oil, gas and consumable fuels subsector. At the individual stock level, Fund performance was enhanced by our position in Petroleo Brasileiro SA (Petrobras), Brazil’s government-controlled oil exploration and production company. Petrobras holds vast reserves and continues to increase its production capacity, and thus far has gained access to funding for capital projects. The Fund’s underweight exposure to ConocoPhillips also was a positive contributor. The stock, along with the overall global integrated oil and gas subsector, did not perform well during the period. These companies have very limited organic growth (the ability to grow their businesses by increasing output) and have exposure to areas of weakness, including chemicals and refining. ConocoPhillips also wrote down a substantial portion of its investment in Russia-based Lukoil. We have closed our position in the company. Our holding in Rio Tinto PLC, a UK-domiciled metals mining and exploration company, provided a positive relative return. The share price moved sharply higher in early 2009 after the Australian governmental authorities indicated that they will not oppose Chinese metals firm Chinalco’s $19.5 billion investment in the company, which—if the deal is completed—should be positive for Rio Tinto, giving it access to capital at a time when credit conditions remain tight. The stock’s performance also benefited from the strength in copper prices.

Security selection in the energy equipment and services industry hampered performance. The primary detractors among individual stock holdings were: Diamond Offshore Drilling Inc., a global offshore oil and gas drilling contractor; Suncor Energy Inc., an oil and gas refining and marketing company; and Williams Companies, a natural gas exploration and production company. Shares of Diamond Offshore Drilling held up well during the beginning of the downturn in commodities, but soon performed poorly as oil prices fell. We have sold our shares in the company. We exited our position in Suncor Energy before the stock price rallied later in the period. However, we found what we believe is better long-term value in other companies within the oil and gas industry. Additionally, we liquidated the Fund’s holding in Williams Companies based on our belief that the company has a complex business model and our expectation of its funding needs for capital projects.

During the reporting period, we established new positions in three oil and gas exploration and production companies: Texas-based EOG Resources Inc.; Eni S.p.A., domiciled in Italy; and Petroleo Brasileiro SA (Petrobras) of Brazil. We took the advantage of an opportunity to decrease the number of positions in the portfolio and increased the percentage in holdings based on our higher level of conviction in those companies.

The Fund’s largest absolute stock weightings include three oil and gas exploration and production companies: EOG Resources Inc., Eni S.p.A. and Petroleo Brasileiro SA. (Petrobras), Eni S.p.A. has attained what we feel is a level of reasonable organic growth. The company also has solid cash-generation, which has enabled it to reduce debt. We believe that EOG Resources has a very strong production growth profile, proven management execution, and strong future reserve potential. Petrobras holds vast reserves and continues to increase its production capacity, and has thus far gained access to funding for capital projects.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

13

Aberdeen Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	(3.31%	)	(45.75%	)	14.40%	1.65%	1.48%
	w/Sales Charge[3]	(8.84%	)	(48.87%	)	13.01%
Class B	w/o Sales Charge	(3.61%	)	(46.14%	)	13.55%	2.33%	2.16%
	w/Sales Charge[4]	(8.42%	)	(48.67%	)	13.30%
Class C	w/o Sales Charge	(3.66%	)	(46.12%	)	13.57%	2.33%	2.16%
	w/Sales Charge[5]	(4.62%	)	(46.63%	)	13.57%
Class R6	w/o Sales Charge	(3.41%	)	(45.87%	)	14.08%	1.85%	1.68%
Institutional Service Class[6]	w/o Sales Charge	(3.12%	)	(45.57%	)	14.67%	1.33%	1.16%
Institutional Class[6]	w/o Sales Charge	(3.13%	)	(45.58%	)	14.71%	1.33%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2009

14

Aberdeen Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Natural Resources Fund, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	96.2%
Repurchase Agreements	1.2%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	60.0%
Metals & Mining	12.9%
Energy Equipment & Services	6.4%
Chemicals	6.1%
Containers & Packaging	2.8%
Construction & Engineering	2.2%
Electric Utilities	2.1%
Machinery	2.0%
Transportation Infrastructure	1.7%
Other	3.8%
100.0%

Top Holdings*
EOG Resources, Inc.	5.0%
Eni SpA ADR	5.0%
Petroleo Brasileiro SA ADR	4.9%
Schlumberger Ltd.	4.9%
Occidental Petroleum Corp.	4.7%
Apache Corp.	4.6%
Cabot Oil & Gas Corp.	4.2%
Exxon Mobil Corp.	4.1%
Transocean Ltd.	3.9%
Monsanto Co.	3.7%
Other	55.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

15

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.2%)
AUSTRALIA (1.8%)
Metals & Mining (1.8%)
BHP Billiton Ltd. ADR	27,000	$1,299,780
BRAZIL (7.1%)
Metals & Mining (2.2%)
Copanhia Vale do Rio Doce ADR	99,000	1,634,490
Oil, Gas & Consumable Fuels (4.9%)
Petroleo Brasileiro SA ADR	107,000	3,591,990
		5,226,480
CANADA (4.5%)
Metals & Mining (2.8%)
Agnico-Eagle Mines Ltd.	22,700	1,001,297
Barrick Gold Corp.	36,800	1,070,880
		2,072,177
Transportation Infrastructure (1.7%)
Canadian National Railway Co.	30,000	1,212,600
		3,284,777
ITALY (5.0%)
Oil, Gas & Consumable Fuels (5.0%)
Eni SpA ADR	86,200	3,679,878
NETHERLANDS (4.9%)
Energy Equipment & Services (4.9%)
Schlumberger Ltd.	73,000	3,576,270
SWITZERLAND (3.9%)
Oil, Gas & Consumable Fuels (3.9%)
Transocean Ltd.*	43,005	2,901,978
UNITED KINGDOM (1.6%)
Metals & Mining (1.6%)
Rio Tinto PLC ADR	7,200	1,173,240
UNITED STATES (67.4%)
Chemicals (6.1%)
Monsanto Co.	32,300	2,741,947
PPG Industries, Inc.	40,000	1,762,000
		4,503,947
Construction & Engineering (2.2%)
Toll Brothers, Inc.*	78,000	1,580,280
Containers & Packaging (2.8%)
Pactiv Corp.*	92,600	2,024,236
Electric Utility (2.1%)
PPL Corp.	52,700	1,576,257
Energy Equipment & Services (1.5%)
Tidewater, Inc.	24,800	1,072,600
Machinery (2.0%)
Deere & Co.	35,400	1,460,604

	Shares or Principal Amount	Value
Metals & Mining (4.5%)
Allegheny Technologies, Inc.	56,000	$1,832,880
Harsco Corp.	54,000	1,487,700
		3,320,580
Oil, Gas & Consumable Fuels (46.2%)
Apache Corp.	46,000	3,351,560
Cabot Oil & Gas Corp.	102,900	3,106,551
CONSOL Energy, Inc.	46,750	1,462,340
Devon Energy Corp.	47,193	2,446,957
ENSCO International, Inc.	84,000	2,375,520
EOG Resources, Inc.	58,300	3,700,884
Exxon Mobil Corp.	45,000	3,000,150
Hess Corp.	38,400	2,103,936
Occidental Petroleum Corp.	61,600	3,467,464
Peabody Energy Corp.	71,500	1,886,885
PetroHawk Energy Corp.*	99,029	2,337,084
Range Resources Corp.	56,000	2,238,320
Whiting Petroleum Corp.*	35,709	1,169,827
XTO Energy, Inc.	37,136	1,287,134
		33,934,612
		49,473,116
Total Common Stocks		70,615,519
REPURCHASE AGREEMENT (1.2%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $868,007, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $885,419	$868,007	868,007
Total Repurchase Agreements		868,007
Total Investments (Cost $75,620,915) (a)—97.4%		71,483,526

Other assets in excess of liabilities—2.6%		1,921,968
Net Assets—100.0%		$73,405,494

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2009

16

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV) returned –6.18% for the semiannual period ended April 30, 2009, versus –8.40% for its benchmark, the Russell 2000 Index®. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 423 funds) was –6.28% for the period.

Small-cap stocks generally recorded negative returns for the reporting period, but experienced a turnaround in March and April. Shares of small-cap companies most likely gained the favor of investors as they historically have outperformed large-cap stocks in the early stages of an economic upturn. Shares of companies in the consumer discretionary sector were the strongest performers within the small-cap Russell 2000 Index® for the semiannual period, particularly those of several specialty retailers, which reported better-than-expected earnings for their most recent fiscal quarters. The information technology sector also gained ground, most notably in the semiconductor and semiconductor equipment segment.

Fund performance for the period was enhanced by stock selection in the industrials and consumer discretionary sectors. Among individual stock positions, positive contributors included graphics processor and software developer NVIDIA Corp; healthcare equipment and supplies manufacturer Inverness Medical Innovations Inc.; and Energy Solutions Inc., which provides technology-based nuclear services to the U.S. government and commercial customers. NVIDIA benefited from continued market share gains and leverage to an economic turnaround. Inverness Medical Innovations’ good relative business performance and the potential for profit margin expansion benefited the stock’s performance versus its peers. We believe that Energy Solutions is well-positioned to benefit from new spending initiatives included in the recently enacted economic stimulus plan.

Security selection in the healthcare and financials sectors had a negative impact on performance. The primary detractor among our individual stock positions was Zions Bancorporation., a Utah-based commercial bank. The stock declined—along with those of many stocks in the commercial banking segment of the financials sector—amid investors’ concerns regarding the credit quality of the banks’ assets and rising loan delinquencies and defaults. We closed our position in the stock in February 2009. The Fund’s holding in biopharmaceutical company ViroPhrama Inc. had a negative impact after its experimental drug Maribavir failed Food and Drug Administration (FDA) testing. The Fund maintains a small position in Viropharma. Our holding in Reinsurance Group of America Inc. (RGA), a life reinsurance provider, also hampered performance. The Fund still holds RGA because we are comfortable with the company’s long-term competitive positioning. The company also is well-capitalized and has a steady operational model.

As the economy began to stabilize, we added to our holdings in economically-sensitive companies, including Allegheny Technologies Inc., a specialty metals producer; FTI Consulting Inc., a global business advisory firm; Penn National Gaming, which owns and manages gaming properties in the U.S. and Canada; Valspar Corp., a paint and coatings manufacturer; and WMS Industries Inc., a provider of gaming products to the legalized gaming industry. In each new position we take, we complete a thorough due diligence process, which includes a visit with management and a balance sheet review. We exited investments in companies for which we had concerns regarding their longer-term competitive position. Our liquidations included Ball Corp., a metal and plastic packaging manufacturer; healthcare services management company Hythiam Inc., Iridex Corp., a provider of healthcare equipment and supplies; ON Semiconductor Corp., Schawk Inc., a provider of digital imaging graphic production and design services; U.S. Airways; fast-food chain Wendy’s/Arby’s Group Inc.; and Zion’s Bancorporation.

The Fund’s largest stock weightings include apparel manufacturer Phillips-Van Heusen Corp; Inverness Medical Innovations Inc.; and semiconductor processing equipment manufacturer Lam Research Corp. In our view, Philips-Van Heusen has an attractive valuation, and the company reported better-than-expected earnings for the first quarter of its 2009 fiscal year. Inverness Medical Innovations’ good relative business performance and the potential for profit margin expansion have beneted the stock’s performance versus its peers. We believe that Lam Research has the ability to gain market share, increase free cash flow and achieve higher profitability through business cycles.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

17

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.		10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	(6.18%	)	(36.82%	)	0.59%		4.77%	1.85%	1.38%
	w/Sales Charge[2]	(11.60%	)	(40.44%	)	(0.60%	)	4.15%
Class B	w/o Sales Charge	(6.45%	)	(37.25%	)	(0.07%	)	4.11%	2.51%	2.04%
	w/Sales Charge[3]	(11.13%	)	(40.39%	)	(0.31%	)	4.11%
Class C4,5	w/o Sales Charge	(6.43%	)	(37.24%	)	(0.08%	)	4.12%	2.51%	2.04%
	w/Sales Charge[6]	(7.37%	)	(37.87%	)	(0.08%	)	4.12%
Class R4,8	w/o Sales Charge	(6.28%	)	(36.99%	)	0.43%		4.38%	2.03%	1.56%
Institutional Service Class[8]	w/o Sales Charge	(6.01%	)	(36.68%	)	0.88%		5.00%	1.51%	1.04%
Institutional Class[7,8]	w/o Sales Charge	(6.00%	)	(36.65%	)	0.92%		5.02%	1.51%	1.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on November 2, 1998. Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and what Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class Shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Semiannual Report 2009

18

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	98.5%
Repurchase Agreements	2.6%
Liabilities in excess of other assets	(1.1%	)
	100.0%

Top Industries
Insurance	8.8%
Commercial Services & Supplies	8.8%
Commercial Banks	5.8%
Health Care Equipment & Supplies	5.1%
Communications Equipment	4.4%
Semiconductors & Semiconductor Equipment	3.8%
Health Care Providers & Services	3.8%
Information Technology Services	3.8%
Internet Software & Services	3.7%
Oil, Gas & Consumable Fuels	3.7%
Other	48.3%
100.0%

Top Holdings*
Phillips-Van Heusen Corp.	2.6%
Inverness Medical Innovations, Inc.	2.4%
Lam Research Corp.	2.3%
Tellabs, Inc.	2.3%
Watson Wyatt Worldwide, Inc., Class A	2.2%
Manpower, Inc.	2.0%
Urban Outfitters, Inc.	2.0%
Pactiv Corp.	2.0%
Reinsurance Group of America, Inc.	2.0%
Harsco Corp.	2.0%
Other	78.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

19

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.5%)
Aerospace & Defense (1.3%)
Goodrich Corp.	55,280	$2,447,798
Air Freight & Logistics (1.1%)
UTi Worldwide, Inc.*	159,231	2,143,249
Auto Components (1.1%)
Borgwarner, Inc.	73,720	2,134,194
Beverages (1.1%)
Constellation Brands, Inc., Class A*	187,910	2,177,877
Biotechnology (1.3%)
Cephalon, Inc.*	21,220	1,392,244
United Therapeutics Corp.*	17,730	1,113,622
		2,505,866
Chemicals (1.0%)
Valspar Corp. (The)	83,300	1,999,200
Commercial Banks (5.8%)
Bank of the Ozarks, Inc.	143,630	3,566,333
Cadence Financial Corp. (a)	183,853	619,585
CapitalSource, Inc.	170,600	527,154
First Commonwealth Financial Corp.	143,900	1,247,613
TCF Financial Corp.	198,320	2,758,631
Wintrust Financial Corp.	142,971	2,430,507
		11,149,823
Commercial Services & Supplies (8.8%)
EnergySolutions, Inc.	140,838	1,366,129
FTI Consulting, Inc.*	48,070	2,638,082
Manpower, Inc.	90,840	3,914,295
Volt Information Sciences, Inc.*	257,000	1,845,260
Waste Connections, Inc.*	109,800	2,830,644
Watson Wyatt Worldwide, Inc., Class A	80,120	4,250,366
		16,844,776
Communications Equipment (4.4%)
Bel Fuse, Inc., Class B (a)	81,421	1,317,392
F5 Networks, Inc.*	37,020	1,009,535
Harmonic, Inc.*	228,330	1,673,659
Tellabs, Inc.*	851,903	4,463,972
		8,464,558
Construction & Engineering (1.9%)
Toll Brothers, Inc.*	182,100	3,689,346
Containers & Packaging (3.5%)
Pactiv Corp.*	174,800	3,821,128
Silgan Holdings, Inc.	61,241	2,847,094
		6,668,222
Diversified Financial Services (1.0%)
Nasdaq OMX Group (The)*	96,100	1,848,003
Electric Utility (0.6%)
ITC Holdings Corp.	24,960	1,086,509

	Shares or Principal Amount	Value
Electronic Equipment & Instruments (1.6%)
Avnet, Inc.*	141,293	$3,092,904
Energy Equipment & Services (0.5%)
Tidewater, Inc.	21,600	934,200
Food Products (0.8%)
Smithfield Foods, Inc.*	187,720	1,621,901
Health Care Equipment & Supplies (5.1%)
Hologic, Inc.*	108,060	1,605,772
I-Flow Corp.* (a)	401,573	2,007,865
IDEXX Laboratories, Inc.*	40,932	1,608,627
Inverness Medical Innovations, Inc.*	142,847	4,612,530
		9,834,794
Health Care Providers & Services (3.8%)
Air Methods Corp.*	62,312	1,654,384
IPC The Hospitalist Co., Inc.*	82,776	1,517,284
LHC Group, Inc.*	96,265	2,196,767
Sun Healthcare Group, Inc.*	220,650	1,868,906
		7,237,341
Hotels, Restraurants & Leisure (3.5%)
Darden Restaurants, Inc.	37,740	1,395,248
P.F. Chang’s China Bistro, Inc.*	58,480	1,764,926
Penn National Gaming, Inc.*	37,700	1,282,554
WMS Industries, Inc.*	71,500	2,295,865
		6,738,593
Household Durables (1.0%)
Stanley Works (The)	49,930	1,898,838
Household Products (1.2%)
Energizer Holdings, Inc.*	40,644	2,328,901
Industrial Conglomerates (1.3%)
Teleflex, Inc.	56,860	2,443,843
Information Technology Services (3.8%)
Alliance Data Systems Corp.*	76,720	3,212,267
Perot Systems Corp., Class A*	158,990	2,235,399
Total System Services, Inc.	143,494	1,789,370
		7,237,036
Insurance (8.8%)
Aspen Insurance Holdings Ltd.	149,700	3,529,926
Hanover Insurance Group, Inc. (The)	103,753	3,110,515
HCC Insurance Holdings, Inc.	151,981	3,635,386
PartnerRe Ltd.	42,160	2,874,890
Reinsurance Group of America, Inc.	119,800	3,808,442
		16,959,159
Internet Software & Services (3.7%)
MercadoLibre, Inc.*	71,637	1,957,839
Omniture, Inc.*	219,380	2,702,762
Solera Holdings, Inc.*	110,060	2,511,569
		7,172,170

See accompanying notes to financial statements.

Semiannual Report 2009

20

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Leisure Equipment & Products (0.4%)
JAKKS Pacific, Inc.*	65,379	$827,044
Life Sciences Tools & Services (0.5%)
Covance, Inc.*	25,100	985,928
Machinery (2.7%)
Dynamic Materials Corp.	73,877	1,184,987
FreightCar America, Inc.	103,348	1,987,382
Wabtec Corp.	50,860	1,939,801
		5,112,170
Metals & Mining (3.0%)
Allegheny Technologies, Inc.	59,840	1,958,563
Harsco Corp.	136,730	3,766,912
		5,725,475
Multi-Utilities (1.1%)
CMS Energy Corp.	176,451	2,120,941
Oil, Gas & Consumable Fuels (3.7%)
Cabot Oil & Gas Corp.	104,946	3,168,320
PetroHawk Energy Corp.*	65,977	1,557,057
Whiting Petroleum Corp.*	70,928	2,323,601
		7,048,978
Personal Products (1.2%)
Chattem, Inc.*	43,520	2,389,683
Pharmaceuticals (1.9%)
Perrigo Co.	96,620	2,504,390
Viropharma, Inc.*	204,630	1,152,067
		3,656,457
Real Estate Investment Trust (REIT) (2.8%)
Healthcare Realty Trust, Inc.	146,248	2,455,504
Macerich Co. (The)	167,365	2,933,908
		5,389,412
Road & Rail (0.9%)
Celadon Group, Inc.*	246,198	1,683,994
Semiconductors & Semiconductor Equipment (3.8%)
Lam Research Corp.*	161,470	4,501,784
Linear Technology Corp.	41,500	903,870
NVIDIA Corp.*	162,100	1,860,908
		7,266,562
Software (0.5%)
Citrix Systems, Inc.*	33,746	962,773
Specialty Retail (2.8%)
J Crew Group, Inc.*	86,600	1,490,386
Urban Outfitters, Inc.*	200,610	3,909,889
		5,400,275
Textiles, Apparel & Luxury Goods (2.6%)
Phillips-Van Heusen Corp.	168,768	4,899,335

	Shares or Principal Amount	Value
Thrifts & Mortgage Finance (1.0%) (a)
Westfield Financial, Inc.	195,707	$1,827,903
Trading Companies & Distributors (1.6%) (a)
Rush Enterprises, Inc., Class A*	234,700	3,088,652
Total Common Stocks		189,044,683
WARRANT (0.0%)
Health Care Providers & Services (0.0%)
Hythiam, Inc., Expiring 11/06/12*	49,750	0
Total Warrants		0
REPURCHASE AGREEMENT (2.6%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $4,921,578, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $5,020,299	$4,921,578	4,921,578
Total Repurchase Agreements		4,921,578
Total Investments (Cost $205,668,256) (b)—101.1%		193,966,261

Liabilities in excess of other assets—(1.1)%		(2,073,464)
Net Assets—100.0%		$191,892,797

*	Non-income producing security.
(a)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 4.6% of net assets.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Semiannual Report

21

Aberdeen Technology and Communications Fund (Unaudited)

The Aberdeen Technology and Communications Fund (Class A shares at NAV) returned 2.67% for the semiannual period ended April 30, 2009, versus 7.36% for its benchmark, the Standard & Poor’s (S&P) North American Technology Sector Index™. For broader comparison, the average return of the Fund’s Lipper peer category of Global Science and Technology Funds™ (consisting of 84 funds) was 8.75% for the period.

Shares of information technology (IT) stocks, as measured by the S&P North American Technology Sector Index™, ended the reporting period with a positive return. This was a considerable accomplishment amid the global equity market slump that persisted through the first four months of the period. The sector’s performance generally benefited from companies’ relatively solid balance sheets, strong cash positions and low debt levels. An emergence of mergers-and-acquisition activity also renewed investor confidence. The rally was broadly focused on shares of large-cap technology companies, while semiconductor company stocks gained ground as business fundamentals generally appeared to have bottomed and inventories decreased.

The Fund’s holdings in the semiconductors and semiconductor equipment segment of the IT sector hampered performance for the period. Regarding individual stock holdings, our positions in two semiconductor manufacturers, Microsemi Corp. and Tessera Technologies Inc., were the primary detractors from Fund performance. After outperforming the S&P North American Technology Sector Index for most of the time that we held the stock, shares of Microsemi fell sharply after the company discovered that its CEO had not earned the college degrees that he had cited on his résumé. Tessera Technologies, a semiconductor manufacturer, had softening fundamentals and its earnings outlook is unclear given a series of patent lawsuits against competitors. The holding in SAIC Inc., a provider of IT services to the U.S. government, hindered performance as the company underperformed during the recent market rally amid concerns over a possible reduction in defense spending. We have sold our holdings in Microsemi and Tessera Technologies, and maintain a position in SAIC.

Stock selection in the software subsector benefited Fund performance. On an individual stock level, Microsoft Corp. provided the most positive relative return. We held the stock throughout much of the semiannual period, but we did not feel it warranted a benchmark weight (approximately 7.5%) within the Fund. Consequently, the underweight exposure had a positive impact as the stock posted a negative return during the period. The holding in NVIDIA Corp., a semiconductor manufacturer, enhanced performance as the company benefited from continued market share gains and positioning its business in anticipation of an economic turnaround. Our position in Cognizant Technology Solutions, a provider of custom information technology consulting and technology services, also was a positive contributor. The company has been investing through the downturn in the business cycle in an effort to gain market share from its struggling competitors.

Notable changes to the portfolio during the period included the establishment of new positions in computer hardware manufacturer Hewlett-Packard Co.; semiconductor manufacturer NVIDIA Corp.; Comcast Corp., a large diversified telecommunication services provider; and FTI Consulting, Inc., a global business advisory firm. We liquidated the Fund’s holdings in Anixter International Inc., a manufacturer of communications and electrical wire and cable products; and two semiconductor manufacturers: Tessera Technologies and Microsemi Corp.

The Fund’s largest absolute weightings are in computer hardware manufacturer Hewlett-Packard Co.; application software provider Oracle Corp.; and Qualcomm Inc., a provider of semiconductors used in wireless products. We believe that Hewlett-Packard is well-positioned to achieve sustainable market share gains. Oracle’s profits have risen faster than expected due to the importance and non-discretionary nature of its software products. Qualcomm’s semiconductor sales improved after China’s economic stimulus package was enacted.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in technology and communications industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2009

22

Aberdeen Technology and Communications Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	2.67%		(35.47%	)	(3.21%	)	(11.96%	)	2.23%	1.73%
	w/Sales Charge[3]	(3.35%	)	(39.21%	)	(4.37%	)	(12.55%	)
Class B	w/o Sales Charge	2.40%		(36.04%	)	(3.90%	)	(12.59%	)	2.88%	2.38%
	w/Sales Charge[4]	(2.60%	)	(39.23%	)	(4.19%	)	(12.59%	)
Class C5,6	w/o Sales Charge	2.38%		(36.01%	)	(3.88%	)	(12.53%	)	2.88%	2.38%
	w/Sales Charge[7]	1.38%		(36.65%	)	(3.88%	)	(12.53%	)
Class R5,9	w/o Sales Charge	2.34%		(35.78%	)	(3.47%	)	(12.37%	)	2.38%	1.88%
Institutional Class[8,9]	w/o Sales Charge	3.00%		(35.31%	)	(2.89%	)	(11.66%	)	1.88%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on June 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2009 Semiannual Report

23

Aberdeen Technology and Communications Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Technology and Communications Fund, S&P North American Technology Sector Index™, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P North American Technology Sector Index™ is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	97.3%
Repurchase Agreements	1.6%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries
Software	15.0%
Computers & Peripherals	14.6%
Communications Equipment	13.1%
Internet Software & Services	13.1%
Information Technology Services	12.1%
Semiconductors & Semiconductor Equipment	8.5%
Wireless Telecommunication Services	6.3%
Commercial Services & Supplies	3.2%
Media	3.1%
Consumer Finance	2.7%
Other	8.3%
100.0%

Top Holdings*
Hewlett-Packard Co.	6.1%
Oracle Corp.	5.5%
QUALCOMM, Inc.	5.0%
Cognizant Technology Solutions Corp., Class A	4.9%
American Tower Corp., Class A	4.4%
Cisco Systems, Inc.	4.1%
Google, Inc., Class A	4.1%
EMC Corp.	3.8%
Alliance Data Systems Corp.	3.5%
Adobe Systems, Inc.	3.4%
Other	55.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

24

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Technology and Communications Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
Commercial Services & Supplies (3.2%)
FTI Consulting, Inc.*	5,470	$300,194
Communications Equipment (13.1%)
Cisco Systems, Inc.*	20,444	394,978
F5 Networks, Inc.*	3,724	101,553
QUALCOMM, Inc.	11,249	476,058
Tellabs, Inc.*	52,070	272,847
		1,245,436
Computers & Peripherals (14.6%)
Apple, Inc.*	1,423	179,056
EMC Corp.*	28,770	360,488
Hewlett-Packard Co.	16,110	579,638
Wincor Nixdorf AG (a)	5,226	261,544
		1,380,726
Consumer Finance (2.7%)
Visa, Inc., Class A	3,940	255,942
Electronic Equipment & Instruments (2.1%) (a)
Omron Corp.	13,084	195,595
Information Technology Services (12.1%)
Alliance Data Systems Corp.*	7,990	334,542
Automatic Data Processing, Inc.	4,700	165,440
Cognizant Technology Solutions Corp., Class A*	18,551	459,879
SAIC, Inc.*	10,280	186,068
		1,145,929
Internet Software & Services (13.1%)
Google, Inc., Class A*	972	384,883
McAfee, Inc.*	6,990	262,405
Omniture, Inc.*	23,086	284,419
Solera Holdings, Inc.*	13,490	307,842
		1,239,549
Machinery (1.9%) (a)
Fanuc Ltd.	2,487	179,504
Media (3.1%)
Comcast Corp., Class A	19,180	296,523
Office Electronics (1.6%) (a)
Canon, Inc.	5,000	149,659
Semiconductors & Semiconductor Equipment (8.5%)
ASM Pacific Technology Ltd. (a)	24,700	110,435
Intel Corp.	13,142	207,381
NVIDIA Corp.*	20,900	239,932
Samsung Electronics Co., Ltd. GDR– KR (b)	1,941	251,165
		808,913
Software (15.0%)
Adobe Systems, Inc.*	11,850	324,098
Checkpoint Software Technologies Ltd.*	7,380	170,995
Citrix Systems, Inc.*	6,700	191,151

	Shares or Principal Amount	Value
Microsoft Corp.	10,439	$211,494
Oracle Corp.	26,872	519,704
		1,417,442
Wireless Telecommunication Services (6.3%)
American Tower Corp., Class A*	13,031	413,864
Vodafone Group PLC (a)	98,852	181,631
		595,495
Total Common Stocks		9,210,907
REPURCHASE AGREEMENT (1.6%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $154,225, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $157,319	$154,225	154,225
Total Repurchase Agreements		154,225
Total Investments (Cost $9,560,928) (c)—98.9%		9,365,132

Other assets in excess of liabilities—1.1%		102,596
Net Assets—100.0%		$9,467,728

*	Non-income producing security.
(a)	Fair Valued Security.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 2.7% of net assets.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GDR	Global Depositary Receipt
KR	Republic of South Korea

See accompanying notes to financial statements.

2009 Semiannual Report

25

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund returned –0.62% (Class A shares at NAV) for the semiannual period ended April 30, 2009, versus –8.53% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 491 funds) was –1.99% for the period.

For most of the reporting period, large-cap stocks generally posted negative returns amid the ongoing credit crunch and economic recession before staging a strong rally in March and April. In a sharp reversal of a longer-term trend, the financials sector led the turnaround, as several commercial banks and diversified financial services companies reported improvement in their mortgage portfolios and capital positions. However, the upturn could not offset the significant losses that shares of financial companies recorded earlier in the period, and the sector was the weakest performer within the S&P 500® Index. The information technology (IT) sector gained ground during the period, most notably in the IT services and Internet software and services segments.

Fund performance for the period benefited from security selection in the consumer discretionary, financials and information technology sectors. Regarding individual stock positions, Darden’s Restaurants Inc., a casual-dining restaurant chain, enhanced performance for the semiannual period. Darden’s reduced expenses, realized cost savings resulting from acquisitions, and achieved better-than-expected sales from its Olive Garden and Red Lobster restaurant chains. Our holding in semiconductor manufacturer Marvell Technology Ltd. had a positive impact as the company benefited from its very good inventory-to-consumption position. We continue to believe that, as new products are launched, the company can expand its profit margins and grow earnings more quickly than its peers and more rapidly than many investors expect. Fund performance also benefited from the position in semiconductor manufacturer NVIDIA Corp., which is well-positioned for the ongoing expansion of 3G wireless networks. NVIDIA has stabilized its market share and inventory levels and, in our view, is effectively positioned to benefit from an economic recovery.

Stock selection in the healthcare sector detracted from investment results for the period. At the stock level, performance was hindered by our holdings in healthcare services provider Aetna Inc.; investment brokerage firm Charles Schwab Corp.; and computers and peripherals manufacturer Apple Inc. Shares of Aetna declined as the company experienced losses in its investment portfolio and amid concerns that the managed care sector may be adversely affected by the Obama administration’s healthcare reform plan. Charles Schwab’s stock price dropped as significantly lower interest rates had a negative impact on the company’s earnings. Apple Inc.’s stock price fell as sales of its Mac line of PCs slipped amid the economic downturn. Additionally, Chairman and CEO Steve Jobs took a leave of absence due to serious health concerns. We maintain the positions in Aetna and Charles Schwab, and sold our shares in Apple.

Effective February 28, 2009, Aberdeen Select Growth Fund was renamed Aberdeen U.S. Equity Fund. The investment team no longer employs a growth strategy in selecting securities for the portfolio, and the Fund became diversified and invests in a larger number of companies. Therefore, the Fund experienced an unusually high turnover rate in the last two months of the reporting period, and the number of holdings increased. The management team believes that Aberdeen’s core approach of identifying high-quality companies and investing in them at attractive valuations will serve the long-term interests of shareholders.

The Fund’s largest individual stock positions include application software provider Oracle Corp.; Qualcomm Inc., a provider of semiconductors used in wireless products; and household products manufacturer Procter & Gamble Co. Oracle’s profits have risen faster than expected as its software products are essential to its clients’ business operations. Qualcomm’s semiconductor sales improved after China’s economic stimulus package was enacted. We believe that Procter & Gamble is trading at an attractive valuation relative to estimated earnings for the company’s 2010 fiscal year.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semiannual Report 2009

26

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	(0.62%	)	(32.11%	)	(0.12%	)	(1.99%	)	1.94%	1.58%
	w/Sales Charge[3]	(6.39%	)	(36.01%	)	(1.29%	)	(2.64%	)
Class B	w/o Sales Charge	(0.83%	)	(32.58%	)	(0.80%	)	(2.66%	)	2.57%	2.21%
	w/Sales Charge[4]	(5.79%	)	(35.96%	)	(1.12%	)	(2.66%	)
Class C5,6	w/o Sales Charge	(0.66%	)	(32.48%	)	(0.79%	)	(2.58%	)	2.57%	2.21%
	w/Sales Charge[7]	(1.65%	)	(33.15%	)	(0.79%	)	(2.58%	)
Class R5,9	w/o Sales Charge	(0.48%	)	(32.17%	)	(0.29%	)	(2.34%	)	2.08%	1.72%
Institutional Class[8,9]	w/o Sales Charge	(0.15%	)	(31.76%	)	(0.21%	)	(1.69%	)	1.57%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. Beginning February 28, 2009, in connection with the change in name to the Fund, the Fund no longer uses a growth style for investing securities and became diversified so that it invests in a larger number of companies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on June 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the predecessor fund are based on the previous performance of Class B shares of the predecessor fund. This performance is substantially similar to what the Class C shares and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the predecessor fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the predecessor fund are based on previous performance of Institutional Service Class shares of the predecessor fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2009 Semiannual Report

27

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	96.0%
Repurchase Agreements	2.9%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	9.6%
Communications Equipment	5.4%
Information Technology Services	4.5%
Aerospace & Defense	4.2%
Health Care Providers & Services	4.0%
Pharmaceuticals	4.0%
Internet Software & Services	3.9%
Food & Staples Retailing	3.4%
Capital Markets	3.3%
Machinery	3.1%
Other	54.6%
100.0%

Top Holdings*
Oracle Corp.	3.0%
QUALCOMM, Inc.	3.0%
Procter & Gamble Co.	2.9%
Apache Corp.	2.7%
Philip Morris International, Inc.	2.7%
United Technologies Corp.	2.6%
Schlumberger Ltd.	2.5%
Cognizant Technology Solutions Corp., Class A	2.5%
EMC Corp.	2.4%
3M Co.	2.4%
Other	73.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

28

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
Aerospace & Defense (4.2%)
ITT Corp.	20,600	$844,806
United Technologies Corp.	28,800	1,406,592
		2,251,398
Auto Components (1.5%)
Borgwarner, Inc.	27,600	799,020
Beverages (1.8%)
PepsiCo, Inc.	19,000	945,440
Biotechnology (2.0%)
Gilead Sciences, Inc.*	23,510	1,076,758
Capital Markets (3.3%)
Goldman Sachs Group, Inc. (The)	8,040	1,033,140
State Street Corp.	22,700	774,751
		1,807,891
Chemicals (2.0%)
Praxair, Inc.	14,800	1,104,228
Commercial Banks (2.8%)
Royal Bank of Canada	25,500	908,107
Wells Fargo & Co.	31,300	626,313
		1,534,420
Commercial Services & Supplies (2.1%)
FTI Consulting, Inc.*	8,300	455,504
Watson Wyatt Worldwide, Inc., Class A	12,700	673,735
		1,129,239
Communications Equipment (5.4%)
Cisco Systems, Inc.*	65,900	1,273,188
QUALCOMM, Inc.	38,850	1,644,132
		2,917,320
Computers & Peripherals (2.4%)
EMC Corp.*	102,700	1,286,831
Construction & Engineering (1.5%)
Toll Brothers, Inc.*	39,850	807,361
Consumer Finance (2.2%)
Capital One Financial Corp.	30,200	505,548
Visa, Inc., Class A	10,700	695,072
		1,200,620
Diversified Financial Services (2.3%)
JPMorgan Chase & Co.	37,150	1,225,950
Diversified Telecommunication Services (1.3%)
Telus Corp.	28,000	687,153
Electrical Equipment (2.0%)
Emerson Electric Co.	32,100	1,092,684
Energy Equipment & Services (2.5%)
Schlumberger Ltd.	28,000	1,371,720

	Shares or Principal Amount	Value
Food & Staples Retailing (3.4%)
CVS Caremark Corp.	36,250	$1,152,025
SYSCO Corp.	29,000	676,570
		1,828,595
Health Care Equipment & Supplies (2.6%)
Baxter International, Inc.	15,180	736,230
St. Jude Medical, Inc.*	19,200	643,584
		1,379,814
Health Care Providers & Services (4.0%)
Aetna, Inc.	50,500	1,111,505
Quest Diagnostics, Inc.	20,900	1,072,797
		2,184,302
Household Products (2.9%)
Procter & Gamble Co.	31,200	1,542,528
Industrial Conglomerates (2.4%)
3M Co.	22,200	1,278,720
Information Technology Services (4.5%)
Alliance Data Systems Corp.*	25,200	1,055,124
Cognizant Technology Solutions Corp., Class A*	55,000	1,363,450
		2,418,574
Insurance (2.2%)
Aflac, Inc.	21,100	609,579
MetLife, Inc.	18,880	561,680
		1,171,259
Internet Software & Services (3.9%)
Google, Inc., Class A*	3,090	1,223,547
McAfee, Inc.*	22,800	855,912
		2,079,459
Machinery (3.1%)
Deere & Co.	24,100	994,366
PACCAR, Inc.	19,500	691,080
		1,685,446
Media (1.3%)
Comcast Corp., Class A	45,000	695,700
Oil, Gas & Consumable Fuels (9.6%)
Apache Corp.	20,050	1,460,843
EOG Resources, Inc.	18,240	1,157,875
Exxon Mobil Corp.	16,100	1,073,387
Hess Corp.	17,500	958,825
Transocean Ltd.*	7,878	531,608
		5,182,538
Pharmaceuticals (4.0%)
Bristol-Myers Squibb Co.	46,700	896,640
Johnson & Johnson	23,800	1,246,168
		2,142,808

See accompanying notes to financial statements.

2009 Semiannual Report

29

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (2.4%)
Intel Corp.	49,400	$779,532
NVIDIA Corp.*	46,400	532,672
		1,312,204
Software (3.0%)
Oracle Corp.	85,050	1,644,867
Specialty Retail (3.1%)
Staples, Inc.	40,500	835,110
Urban Outfitters, Inc.*	42,100	820,529
		1,655,639
Tobacco (2.7%)
Philip Morris International, Inc.	40,100	1,451,620
Transportation Infrastructure (1.6%)
Canadian National Railway Co.	21,000	848,820
Total Common Stocks		51,740,926
REPURCHASE AGREEMENT (2.9%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $1,562,220, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $1,593,556	$1,562,220	1,562,220
Total Repurchase Agreements		1,562,220
Total Investments (Cost $47,782,517) (a)—98.9%		53,303,146

Other assets in excess of liabilities—1.1%		617,500
Net Assets—100.0%		$53,920,646

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2009

30

Statements of Assets and Liabilities (Unaudited)

April 30, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Natural Resources Fund
Assets:
Investments, at value (cost $98,035,369; $18,592,355 and $74,752,908)	$107,611,501	$15,926,253	$70,615,519
Repurchase agreements, at cost and value	42,006,752	260,206	868,007

Total Investments	149,618,253	16,186,459	71,483,526

Cash	595,422	–	–
Restricted cash	45,225,514	–	–
Interest and dividends receivable	112,618	28,227	186,005
Receivable for capital shares issued	810,475	9,829	81,225
Receivable for investments sold	7,399,189	449,763	1,827,980
Reclaims receivable	–	3,067	–
Receivable from adviser	73,798	18,141	33,859
Prepaid expenses and other assets	107,877	62,400	92,905

Total Assets	203,943,146	16,757,886	73,705,500

Liabilities:
Payable for investments purchased	12,934,516	412,204	–
Payable for capital shares redeemed	347,701	7,614	205,349
Payable for dividends on securities sold short	45,372	–	–
Securities sold short, at value (Proceeds $35,876,466; $– and $–)	40,892,812	–	–
Accrued expenses and other payables:
Investment advisory fees	149,384	12,227	40,999
Fund administration and transfer agent fees	38,081	9,730	9,328
Distribution fees	46,230	2,026	18,918
Administrative services fees	589	3,327	250
Trustee fees	2,915	208	1,224
Printing fees	10,247	1,133	3,099
Legal fees	14,723	6,061	8,309
Compliance program costs	2,175	821	1,110
Custodian fees	24,611	2,614	2,077
Other	30,763	11,037	9,343

Total Liabilities	54,540,119	469,002	300,006

Net Assets	$149,403,027	$16,288,884	$73,405,494

Represented by:
Capital	$169,917,769	$22,960,431	$128,387,445
Accumulated net investment income (loss)	(1,146,857)	4,222	176,377
Accumulated net realized gain (loss) on investment and foreign currency transactions	(23,927,671)	(4,009,740)	(51,020,939)
Net unrealized appreciation/depreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currencies	4,559,786	(2,666,029)	(4,137,389)

Net Assets	$149,403,027	$16,288,884	$73,405,494

Net Assets:
Class A Shares	$101,441,553	$6,110,981	$42,157,048
Class B Shares	2,129,294	251,747	1,993,270
Class C Shares	29,248,135	621,481	9,322,655
Class R Shares	75,945	118	4,284,632
Institutional Service Class Shares	–	676,073	1,925,367
Institutional Class Shares	16,508,100	8,628,484	13,722,522

Total	$149,403,027	$16,288,884	$73,405,494

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

31

Statements of Assets and Liabilities (Unaudited)

April 30, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Natural Resources Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,652,805	795,415	3,449,728
Class B Shares	210,632	34,858	169,645
Class C Shares	3,833,899	86,028	792,684
Class R Shares	7,380	16	355,328
Institutional Service Class Shares	–	85,810	156,206
Institutional Class Shares	1,559,470	1,089,927	1,111,356

Total	15,264,186	2,092,054	6,034,947

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$10.51	$7.68	$12.22
Class B Shares (b)	$10.11	$7.22	$11.75
Class C Shares (c)	$7.63	$7.22	$11.76
Class R Shares	$10.29	$7.43	$12.06
Institutional Service Class Shares	$–	$7.88	$12.33
Institutional Class Shares	$10.59	$7.92	$12.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.15	$8.15	$12.97
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

32

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2009

	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value (cost $200,746,678; $9,406,703 and $46,220,297)	$189,044,683	$9,210,907	$51,740,926
Repurchase agreements, at cost and value	4,921,578	154,225	1,562,220

Total Investments	193,966,261	9,365,132	53,303,146

Foreign currency, at value (cost $–; $12,852 and $–)	–	12,852	–
Interest and dividends receivable	73,001	3,652	56,397
Receivable for capital shares issued	224,675	4,167	6,671
Receivable for investments sold	1,185,862	56,141	883,824
Reclaims receivable	–	1,990	–
Receivable from adviser	175,821	34,504	39,130
Prepaid expenses and other assets	73,033	39,408	51,798

Total Assets	195,698,653	9,517,846	54,340,966

Liabilities:
Cash overdraft	–	12,675	–
Payable for investments purchased	2,977,398	–	234,791
Payable for capital shares redeemed	459,801	–	63,883
Accrued expenses and other payables:
Investment advisory fees	133,642	6,958	39,089
Fund administration and transfer agent fees	28,330	5,671	11,505
Distribution fees	63,742	638	19,182
Administrative services fees	56,415	1,049	9,312
Trustee fees	4,031	8	1,019
Printing fees	5,007	5,822	7,149
Legal fees	20,198	5,448	5,298
Compliance program costs	3,554	724	1,231
Custodian fees	7,435	1,621	10,952
Other	46,303	9,504	16,909

Total Liabilities	3,805,856	50,118	420,320

Net Assets	$191,892,797	$9,467,728	$53,920,646

Represented by:
Capital	$728,392,530	$21,665,726	$86,486,836
Accumulated net investment income (loss)	(905,298)	(19,403)	(169,239)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(523,892,440)	(11,982,873)	(37,917,979)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,701,995)	(195,722)	5,521,028

Net Assets	$191,892,797	$9,467,728	$53,920,646

Net Assets:
Class A Shares	$100,842,588	$1,517,995	$31,576,527
Class B Shares	6,743,629	215,168	2,720,844
Class C Shares	46,489,460	152,638	12,917,384
Class R Shares	4,235,197	1,571	732,070
Institutional Service Class Shares	11,563,492	–	–
Institutional Class Shares	22,018,431	7,580,356	5,973,821

Total	$191,892,797	$9,467,728	$53,920,646

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

33

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2009

	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,177,344	657,136	4,893,119
Class B Shares	815,759	101,009	453,440
Class C Shares	5,610,173	70,995	2,136,444
Class R Shares	498,097	718	118,127
Institutional Service Class Shares	1,249,914	–	–
Institutional Class Shares	2,378,337	3,157,833	897,570

Total	21,729,624	3,987,691	8,498,700

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$9.02	$2.31	$6.45
Class B Shares (b)	$8.27	$2.13	$6.00
Class C Shares (c)	$8.29	$2.15	$6.05
Class R Shares	$8.50	$2.19	$6.20
Institutional Service Class Shares	$9.25	$–	$–
Institutional Class Shares	$9.26	$2.40	$6.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.57	$2.45	$6.84
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

34

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2009

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Natural Resources Fund
INVESTMENT INCOME:
Dividend income	$504,936	$178,320	$657,690
Interest income	—	198	3,265
Foreign tax withholding	(1,497)	(2,245)	(5,288)

Total Income	503,439	176,273	655,667

Expenses:
Investment advisory fees	1,018,467	85,703	233,568
Fund administration and transfer agent fees	229,831	14,984	109,220
Distribution fees Class A	112,390	7,359	47,892
Distribution fees Class B	10,618	1,395	9,213
Distribution fees Class C	148,586	3,462	37,365
Distribution fees Class R	187	14	9,543
Administrative services fees Class A	20,244	–	8,282
Administrative services fees Class R	–	1	–
Dividend expense for securities sold short	372,025	–	–
Registration and filing fees	28,492	23,146	22,395
Printing fees	44,814	431	–
Trustee fees	12,384	5,657	8,183
Compliance program costs	6,984	2,739	4,039
Custodian fees	91,541	2,314	2,429
Legal fees	42,069	18,982	27,068
Other	41,756	12,061	27,015

Total expenses	2,180,388	178,248	546,212

Earnings credit	(2,465)	(4)	(148)
Expenses voluntarily reduced by Investment Adviser	(169,744)	–	–
Expenses reimbursed	(357,883)	(46,083)	(46,202)

Net Expenses	1,650,296	132,161	499,862

Net Investment Income (Loss)	(1,146,857)	44,112	155,805

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions and securities sold short	(10,062,661)	(2,459,671)	(46,744,912)
Realized gain (loss) on foreign currency transactions	–	(3,573)	(8,236)

Net realized gain (loss) from investments and foreign currency transactions	(10,062,661)	(2,463,244)	(46,753,148)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	11,656,856	1,186,830	43,852,430

Net realized/unrealized gain (loss) from investments and foreign currency transactions	1,594,195	(1,276,414)	(2,900,718)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$447,338	$(1,232,302)	$(2,744,913)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

35

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2009

	Aberdeen Small Cap Fund	Aberdeen Technology and Communications Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$1,322,357	$59,711	$293,565
Interest income	3,363	161	527
Foreign tax withholding	–	(3,001)	(1,540)

Total Income	1,325,720	56,871	292,552

Expenses:
Investment advisory fees	994,734	46,336	236,789
Fund administration and transfer agent fees	477,423	23,689	110,091
Distribution fees Class A	173,113	1,953	38,982
Distribution fees Class B	32,555	1,043	13,224
Distribution fees Class C	239,982	662	65,304
Distribution fees Class R	10,283	3	2,010
Administrative services fees Class A	–	–	23,919
Registration and filing fees	58,219	27,175	22,807
Printing fees	169,299	6,697	26,023
Trustee fees	19,762	1,499	7,493
Compliance program costs	11,334	2,411	3,950
Custodian fees	7,033	2,968	1,494
Legal fees	64,832	17,194	22,512
Other	64,133	18,307	25,217

Total expenses	2,322,702	149,937	599,815

Earnings credit	(842)	(34)	(70)
Expenses reimbursed	(673,290)	(73,629)	(137,954)

Net Expenses	1,648,570	76,274	461,791

Net Investment Income (Loss)	(322,850)	(19,403)	(169,239)

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	(292,366,743)	(4,277,256)	(18,537,324)
Realized gain (loss) on foreign currency transactions	–	(39,934)	(7,173)

Net realized gain (loss) from investments and foreign currency transactions	(292,366,743)	(4,317,190)	(18,544,497)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	254,610,103	4,184,073	17,292,736

Net realized/unrealized gain (loss) from investments and foreign currency transactions	(37,756,640)	(133,117)	(1,251,761)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,079,490)	$(152,520)	$(1,421,000)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

36

Statements of Changes in Net Assets

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(1,146,857)	$(517,787)	$44,112	$(27,892)	$155,805	$(57,191)
Net realized gain (loss) from investments and foreign currency transactions	(10,062,661)	(6,591,353)	(2,463,244)	(1,267,879)	(46,753,148)	5,365,842
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	11,656,856	(11,674,281)	1,186,830	(7,311,543)	43,852,430	(59,913,086)

Change in net assets resulting from operations	447,338	(18,783,421)	(1,232,302)	(8,607,314)	(2,744,913)	(54,604,435)

Distributions to Shareholders From:
Net investment income:
Class A	–	(44,560)	(14,548)	–	(87,880)	(101,561)
Class B	–	–	–	–	(1,048)	–
Class C	–	–	–	–	(6,904)	–
Class R	–	–	(9)	–	(6,918)	(3,308)
Institutional Service Class	–	–	(2,724)	–	(7,389)	(6,205)
Institutional Class	–	(45,836)	(22,609)	–	(62,438)	(79,367)
Net realized gains:
Class A	–	–	–	(722,056)	(68,926)	(10,965,260)
Class B	–	–	–	(33,646)	(3,355)	(675,093)
Class C	–	–	–	(103,456)	(12,351)	(2,909,905)
Class R	–	–	–	(1,698)	(6,924)	(713,802)
Institutional Service Class	–	–	–	(101,606)	(2,648)	(428,292)
Institutional Class	–	–	–	(1,508,277)	(23,453)	(3,862,131)
Tax return of capital:
Class A	–	(91,668)	–	(180,096)	–	–
Class B	–	–	–	(9,139)	–	–
Class C	–	(8,240)	–	(25,890)	–	–
Class R	–	(1)	–	(183)	–	–
Institutional Service Class	–	–	–	(26,415)	–	–
Institutional Class	–	(25,852)	–	(462,549)	–	–

Change in net assets from shareholder distributions	–	(216,157)	(39,890)	(3,175,011)	(290,234)	(19,744,924)

Change in net assets from capital transactions	10,819,558	61,191,418	(5,033,452)	2,693,029	874,143	69,336,371

Change in net assets	11,266,896	42,191,840	(6,305,644)	(9,089,296)	(2,161,004)	(5,012,988)

Net Assets:
Beginning of period	138,136,131	95,944,291	22,594,528	31,683,824	75,566,498	80,579,486

End of period	$149,403,027	$138,136,131	$16,288,884	$22,594,528	$73,405,494	$75,566,498

Accumulated net investment income (loss) at end of period	$(1,146,857)	$–	$4,222	$–	$176,377	$193,149

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

37

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$41,841,815	$134,426,902	$1,576,859	$2,200,794	$10,374,469	$84,918,650
Dividends reinvested	–	93,374	14,107	834,354	127,783	8,631,124
Cost of shares redeemed(a)	(31,187,743)	(77,507,127)	(1,022,290)	(2,817,855)	(9,727,331)	(42,676,265)

Total Class A	10,654,072	57,013,149	568,676	217,293	774,921	50,873,509

Class B Shares
Proceeds from shares issued	106,248	651,759	43,603	63,072	120,795	2,005,211
Dividends reinvested	–	–	–	32,442	2,207	340,764
Cost of shares redeemed(a)	(196,069)	(346,022)	(76,819)	(36,862)	(222,689)	(768,518)

Total Class B	(89,821)	305,737	(33,216)	58,652	(99,687)	1,577,457

Class C Shares
Proceeds from shares issued	3,838,260	16,710,492	89,372	310,194	3,173,845	7,495,789
Dividends reinvested	–	2,114	–	34,308	11,528	1,524,854
Cost of shares redeemed(a)	(5,846,970)	(6,058,029)	(158,274)	(400,708)	(1,825,797)	(6,340,093)

Total Class C	(2,008,710)	10,654,577	(68,902)	(56,206)	1,359,576	2,680,550

Class R Shares
Proceeds from shares issued	7,982	83,312	209	20,790	1,969,616	7,438,618
Dividends reinvested	–	1	2	140	718	13,200
Cost of shares redeemed(a)	(8,534)	(337)	(5,772)	(27,525)	(1,680,560)	(2,653,790)

Total Class R	(552)	82,976	(5,561)	(6,595)	289,774	4,798,028

Institutional Service Class Shares
Proceeds from shares issued	–	–	2,884	41	341,622	4,489,765
Dividends reinvested	–	–	2,718	126,298	9,745	433,922
Cost of shares redeemed(a)	–	–	(200,002)	(14,285)	(451,038)	(1,889,772)

Total Institutional Service Class	–	–	(194,400)	112,054	(99,671)	3,033,915

Institutional Class Shares
Proceeds from shares issued	5,644,325	8,717,614	448,099	8,565,628	1,390,830	8,965,281
Dividends reinvested	–	71,684	22,608	1,970,822	85,889	3,940,813
Cost of shares redeemed(a)	(3,379,756)	(15,654,319)	(5,770,756)	(8,168,619)	(2,827,489)	(6,533,182)

Total Institutional Class	2,264,569	(6,865,021)	(5,300,049)	2,367,831	(1,350,770)	6,372,912

Change in net assets from capital transactions:	$10,819,558	$61,191,418	$(5,033,452)	$2,693,029	$874,143	$69,336,371

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

38

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund		Aberdeen Natural Resources Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	4,049,822	11,745,236	195,159	206,423	922,816	3,703,586
Reinvested	–	7,950	1,901	74,187	11,676	364,929
Redeemed	(3,027,071)	(6,912,042)	(131,866)	(270,644)	(887,485)	(2,184,122)

Total Class A Shares	1,022,751	4,841,144	65,194	9,966	47,007	1,884,393

Class B Shares
Issued	10,561	57,876	5,663	6,804	11,018	85,382
Reinvested	–	–	–	3,050	209	15,100
Redeemed	(19,875)	(32,383)	(10,882)	(3,742)	(20,722)	(42,855)

Total Class B Shares	(9,314)	25,493	(5,219)	6,112	(9,495)	57,627

Class C Shares
Issued	510,347	1,993,284	11,803	28,996	298,370	355,905
Reinvested	–	241	–	3,217	1,093	67,694
Redeemed	(780,848)	(734,363)	(21,520)	(41,153)	(178,779)	(329,535)

Total Class C Shares	(270,501)	1,259,162	(9,717)	(8,940)	120,684	94,064

Class R Shares
Issued	787	7,366	26	1,922	179,678	351,958
Reinvested	–	–	–	13	66	573
Redeemed	(856)	(31)	(781)	(2,862)	(154,461)	(130,183)

Total Class R Shares	(69)	7,335	(755)	(927)	25,283	222,348

Institutional Service Class Shares
Issued	–	–	–	–	30,329	192,613
Reinvested	–	–	358	10,995	883	18,204
Redeemed	–	–	(25,740)	(1,374)	(40,410)	(97,840)

Total Institutional Service Class Shares	–	–	(25,382)	9,621	(9,198)	112,977

Institutional Class Shares
Issued	537,440	754,627	56,800	853,014	128,247	545,013
Reinvested	–	6,073	2,955	171,682	7,769	168,475
Redeemed	(329,714)	(1,410,678)	(696,104)	(803,775)	(248,877)	(301,516)

Total Institutional Class Shares	207,726	(649,978)	(636,349)	220,921	(112,861)	411,972

Total change in shares:	950,593	5,483,156	(612,228)	236,753	61,420	2,783,381

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

39

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(322,850)	$1,455,040	$(19,403)	$(117,209)	$(169,239)	$(879,087)
Net realized gain (loss) from investments and foreign currency transactions	(292,366,743)	(223,812,981)	(4,317,190)	(4,945,162)	(18,544,497)	(18,612,123)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	254,610,103	(166,471,617)	4,184,073	(5,933,269)	17,292,736	(27,063,831)

Change in net assets resulting from operations	(38,079,490)	(388,829,558)	(152,520)	(10,995,640)	(1,421,000)	(46,555,041)

Distributions to Shareholders From:
Net investment income:
Class A	(308,261)	(1,416,780)	–	–	–	–
Class B	–	(590)	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	(18,483)	–	–	–	–
Institutional Service Class	(60,523)	(108,013)	–	–	–	–
Institutional Class	(115,795)	(171,277)	–	–	–	–
Net realized gains:
Class A	–	(132,455,023)	–	(878,955)	–	(12,347,606)
Class B	–	(4,069,634)	–	(161,495)	–	(944,663)
Class C	–	(44,092,235)	–	(167,223)	–	(5,191,046)
Class R	–	(1,919,585)	–	(324)	–	(250,003)
Institutional Service Class	–	(5,906,438)	–	(296)	–	(72,084)
Institutional Class	–	(8,831,649)	–	(3,621,390)	–	(660,574)
Tax return of capital:
Class A	–	(132,853)	–	–	–	–
Class B	–	(4,577)	–	–	–	–
Class C	–	(35,697)	–	–	–	–
Class R	–	(2,567)	–	–	–	–
Institutional Service Class	–	(6,700)	–	–	–	–
Institutional Class	–	(11,068)	–	–	–	–

Change in net assets from shareholder distributions	(484,579)	(199,183,169)	–	(4,829,683)	–	(19,465,976)

Change in net assets from capital transactions	(120,254,225)	(202,641,025)	(3,507,112)	6,294,374	(9,457,094)	(2,283,454)

Change in net assets	(158,818,294)	(790,653,752)	(3,659,632)	(9,530,949)	(10,878,094)	(68,304,471)

Net Assets:
Beginning of period	350,711,091	1,141,364,843	13,127,360	22,658,309	64,798,740	133,103,211

End of period	$191,892,797	$350,711,091	$9,467,728	$13,127,360	$53,920,646	$64,798,740

Accumulated net investment income (loss) at end of period	$(905,298)	$(97,869)	$(19,403)	$–	$(169,239)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

40

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,206,897	$158,259,064	$251,682	$1,426,209	$2,665,434	$21,364,230
Dividends reinvested	233,728	96,099,700	–	817,521	–	8,237,822
Cost of shares redeemed(a)	(116,776,187)	(388,351,033)	(525,649)	(1,483,317)	(9,478,677)	(34,378,401)

Total Class A	(102,335,562)	(133,992,269)	(273,967)	760,413	(6,813,243)	(4,776,349)

Class B Shares
Proceeds from shares issued	82,588	1,038,156	11,598	110,684	77,046	599,587
Dividends reinvested	–	2,923,245	–	73,987	–	413,230
Cost of shares redeemed(a)	(869,778)	(4,092,123)	(48,630)	(262,844)	(458,902)	(989,788)

Total Class B	(787,190)	(130,722)	(37,032)	(78,173)	(381,856)	23,029

Class C Shares
Proceeds from shares issued	1,415,117	27,874,381	12,170	82,372	880,224	7,778,833
Dividends reinvested	–	21,204,769	–	92,610	–	1,256,772
Cost of shares redeemed(a)	(15,023,430)	(102,437,409)	(14,446)	(354,030)	(4,314,225)	(9,228,467)

Total Class C	(13,608,313)	(53,358,259)	(2,276)	(179,048)	(3,434,001)	(192,862)

Class R Shares
Proceeds from shares issued	1,157,737	5,096,848	1,421	–	94,929	844,354
Dividends reinvested	–	129,389	–	324	–	249
Cost of shares redeemed(a)	(1,408,124)	(3,444,096)	(758)	–	(258,060)	(716,999)

Total Class R	(250,387)	1,782,141	663	324	(163,131)	127,604

Institutional Service Class Shares
Proceeds from shares issued	1,877,768	7,439,688	–	–	–	17
Dividends reinvested	17,465	2,711,942	–	296	–	72,084
Cost of shares redeemed(a)	(3,203,784)	(15,678,282)	(747)	–	(304,706)	–

Total Institutional Service Class	(1,308,551)	(5,526,652)	(747)	296	(304,706)	72,101

Institutional Class Shares
Proceeds from shares issued	4,083,525	14,236,207	767,252	7,041,614	2,168,206	3,880,033
Dividends reinvested	112,784	8,982,641	–	3,621,385	–	660,574
Cost of shares redeemed(a)	(6,160,531)	(34,634,112)	(3,961,005)	(4,872,437)	(528,363)	(2,077,584)

Total Institutional Class	(1,964,222)	(11,415,264)	(3,193,753)	5,790,562	1,639,843	2,463,023

Change in net assets from capital transactions:	$(120,254,225)	$(202,641,025)	$(3,507,112)	$6,294,374	$(9,457,094)	$(2,283,454)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

41

Statements of Changes in Net Assets (concluded)

	Aberdeen Small Cap Fund		Aberdeen Technology and Communications Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	1,748,658	10,547,670	122,874	366,572	454,928	2,175,996
Reinvested	27,241	5,950,740	–	201,857	–	791,337
Redeemed	(14,605,739)	(26,281,748)	(245,984)	(438,431)	(1,620,652)	(3,780,912)

Total Class A Shares	(12,829,840)	(9,783,338)	(123,110)	129,998	(1,165,724)	(813,579)

Class B Shares
Issued	10,782	71,776	6,321	29,192	14,200	62,190
Reinvested	–	195,984	–	19,625	–	42,296
Redeemed	(121,595)	(308,092)	(26,887)	(76,615)	(85,854)	(118,813)

Total Class B Shares	(110,813)	(40,332)	(20,566)	(27,798)	(71,654)	(14,327)

Class C Shares
Issued	187,400	1,913,511	6,179	20,992	159,721	829,088
Reinvested	–	1,418,639	–	24,307	–	127,721
Redeemed	(2,032,295)	(7,314,969)	(7,869)	(110,642)	(794,553)	(1,137,005)

Total Class C Shares	(1,844,895)	(3,982,819)	(1,690)	(65,343)	(634,832)	(180,196)

Class R Shares
Issued	150,561	356,182	718	–	16,875	91,771
Reinvested	–	8,489	–	84	–	25
Redeemed	(184,287)	(260,293)	(356)	–	(46,767)	(88,641)

Total Class R Shares	(33,726)	104,378	362	84	(29,892)	3,155

Institutional Service Class Shares
Issued	225,214	482,222	–	–	–	1
Reinvested	1,987	163,648	–	70	–	6,781
Redeemed	(393,113)	(942,687)	(318)	–	(47,825)	–

Total Institutional Service Class Shares	(165,912)	(296,817)	(318)	70	(47,825)	6,782

Institutional Class Shares
Issued	488,930	1,015,004	368,693	2,253,659	355,825	424,248
Reinvested	12,831	542,254	–	864,292	–	61,794
Redeemed	(794,897)	(1,935,830)	(1,910,758)	(1,446,594)	(87,749)	(231,277)

Total Institutional Class Shares	(293,136)	(378,572)	(1,542,065)	1,671,357	268,076	254,765

Total change in shares:	(15,278,322)	(14,377,500)	(1,687,387)	1,708,368	(1,681,851)	(743,400)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

42

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$10.47	(0.07)	0.11	0.04	–	–	–	$10.51
Year Ended October 31, 2008	$11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	$10.47
Year Ended October 31, 2007(g)	$10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	$11.89
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	$10.30
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	–	(0.30)	$9.83
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	–	(3.32)	$9.56
Class B Shares
Six Months Ended April 30, 2009*	$10.10	(0.11)	0.12	0.01	–	–	–	$10.11
Year Ended October 31, 2008	$11.54	(0.10)	(1.34)	(1.44)	–	–	–	$10.10
Year Ended October 31, 2007(g)	$10.01	0.05	1.58	1.63	(0.10)	–	(0.10)	$11.54
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	–	(0.01)	$10.01
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	–	(0.28)	$9.59
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	–	(3.30)	$9.38
Class C Shares
Six Months Ended April 30, 2009*	$7.62	(0.09)	0.10	0.01	–	–	–	$7.63
Year Ended October 31, 2008	$8.71	(0.07)	(1.02)	(1.09)	–	–	–	$7.62
Year Ended October 31, 2007(g)	$7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	$8.71
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	$7.59
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	–	(0.29)	$7.29
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	–	(3.30)	$7.21
Class R Shares
Six Months Ended April 30, 2009*	$10.26	(0.09)	0.12	0.03	–	–	–	$10.29
Year Ended October 31, 2008	$11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	$10.26
Year Ended October 31, 2007(g)	$10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	$11.69
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	$10.11
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	–	(0.29)	$9.68
Period Ended October 31, 2004(h)	$9.21	(0.11)	0.31	0.20	–	–	–	$9.41
Institutional Class Shares
Six Months Ended April 30, 2009*	$10.53	(0.06)	0.12	0.06	–	–	–	$10.59
Year Ended October 31, 2008	$11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	$10.53
Year Ended October 31, 2007(g)	$10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	$11.94
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	$10.34
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	–	(0.30)	$9.85
Period Ended October 31, 2004(i)	$9.28	(0.02)	0.31	0.29	–	–	–	$9.57

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense on securities sold short charged for the period to average net assets.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

44

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses including Dividend Expense (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

0.38%	$101,442	2.29%	(1.55%)	3.07%	0.55%	186.34%
(11.77%)	$90,320	2.14%	(0.29%)	2.60%	0.39%	574.27%
17.26%	$45,037	2.53%	1.25%	2.69%	0.69%	608.98%
5.27%	$48,717	2.59%	1.16%	2.61%	0.56%	739.31%
6.09%	$33,828	2.81%	(0.18%)	2.91%	0.64%	827.26%
9.03%	$24,411	3.27%	(1.65%)	3.33%	1.06%	577.36%

0.10%	$2,129	3.00%	(2.26%)	3.78%	0.55%	186.34%
(12.48%)	$2,222	2.87%	(0.93%)	3.29%	0.39%	574.27%
16.37%	$2,244	3.29%	0.42%	3.48%	0.69%	608.98%
4.53%	$1,033	3.33%	0.42%	3.35%	0.56%	739.31%
5.33%	$814	3.53%	(0.90%)	3.62%	0.64%	827.26%
8.22%	$653	3.89%	(2.30%)	3.96%	1.06%	577.36%

0.13%	$29,248	3.00%	(2.26%)	3.78%	0.55%	186.34%
(12.49%)	$31,287	2.87%	(0.95%)	3.33%	0.39%	574.27%
16.44%	$24,768	3.24%	0.57%	3.39%	0.69%	608.98%
4.48%	$36,586	3.33%	0.47%	3.35%	0.56%	739.31%
5.35%	$19,372	3.55%	(0.81%)	3.65%	0.64%	827.26%
8.20%	$2,641	3.90%	(2.29%)	3.99%	1.06%	577.36%

0.29%	$76	2.52%	(1.78%)	3.28%	0.55%	186.34%
(12.18%)	$76	2.46%	(0.93%)	3.30%	0.39%	574.27%
16.78%	$1	2.88%	0.85%	3.08%	0.69%	608.98%
4.91%	$1	2.96%	0.77%	2.99%	0.56%	739.31%
6.16%	$1	2.82%	(0.20%)	2.86%	0.64%	827.26%
2.17%	$1	3.32%	(1.74%)	3.36%	1.06%	577.36%

0.57%	$16,508	1.99%	(1.25%)	2.76%	0.55%	186.34%
(11.55%)	$14,230	1.86%	0.09%	2.25%	0.39%	574.27%
17.60%	$23,894	2.25%	1.40%	2.43%	0.69%	608.98%
5.60%	$11,538	2.33%	1.50%	2.35%	0.56%	739.31%
6.27%	$3,877	2.56%	0.19%	2.67%	0.64%	827.26%
3.12%	$331	2.24%	(0.52%)	2.43%	1.06%	577.36%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period February 27, 2004 (commencement of operations) to October 31, 2004.
(i)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.22	0.01	(0.53)	(0.52)	(0.02)	–	–	(0.02)	$7.68
Year Ended October 31, 2008	$12.69	(0.04)	(3.19)	(3.23)	–	(1.00)	(0.24)	(1.24)	$8.22
Year Ended October 31, 2007(f)	$11.15	(0.03)	1.57	1.54	–	–	–	–	$12.69
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	–	(1.10)	–	(1.10)	$11.15
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	–	(0.06)	–	(0.06)	$11.63
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	–	(0.84)	–	(0.84)	$10.04
Class B Shares
Six Months Ended April 30, 2009*	$7.73	(0.01)	(0.50)	(0.51)	–	–	–	–	$7.22
Year Ended October 31, 2008	$12.09	(0.09)	(3.03)	(3.12)	–	(1.00)	(0.24)	(1.24)	$7.73
Year Ended October 31, 2007(f)	$10.68	(0.09)	1.50	1.41	–	–	–	–	$12.09
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	–	(1.10)	–	(1.10)	$10.68
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	–	(0.06)	–	(0.06)	$11.26
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	–	(0.84)	–	(0.84)	$9.78
Class C Shares
Six Months Ended April 30, 2009*	$7.74	(0.02)	(0.50)	(0.52)	–	–	–	–	$7.22
Year Ended October 31, 2008	$12.09	(0.10)	(3.01)	(3.11)	–	(1.00)	(0.24)	(1.24)	$7.74
Year Ended October 31, 2007(f)	$10.69	(0.09)	1.49	1.40	–	–	–	–	$12.09
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	–	(1.10)	–	(1.10)	$10.69
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	–	(0.06)	–	(0.06)	$11.26
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	–	(0.84)	–	(0.84)	$9.78
Class R Shares
Six Months Ended April 30, 2009*	$7.95	(0.31)	(0.20)	(0.51)	(0.01)	–	–	(0.01)	$7.43
Year Ended October 31, 2008	$12.33	(0.08)	(3.06)	(3.14)	–	(1.00)	(0.24)	(1.24)	$7.95
Year Ended October 31, 2007(f)	$10.87	(0.07)	1.53	1.46	–	–	–	–	$12.33
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	–	(1.10)	–	(1.10)	$10.87
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	–	(0.06)	–	(0.06)	$11.37
Period Ended October 31, 2004(g)	$10.04	(0.09)	(0.14)	(0.23)	–	–	–	–	$9.81
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$8.42	0.02	(0.54)	(0.52)	(0.02)	–	–	(0.02)	$7.88
Year Ended October 31, 2008	$12.92	0.01	(3.27)	(3.26)	–	(1.00)	(0.24)	(1.24)	$8.42
Year Ended October 31, 2007(f)	$11.31	0.01	1.60	1.61	–	–	–	–	$12.92
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	–	(1.10)	–	(1.10)	$11.31
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	–	(0.06)	–	(0.06)	$11.76
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	–	(0.84)	–	(0.84)	$10.13
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.46	0.03	(0.55)	(0.52)	(0.02)	–	–	(0.02)	$7.92
Year Ended October 31, 2008	$12.98	0.01	(3.29)	(3.28)	–	(1.00)	(0.24)	(1.24)	$8.46
Year Ended October 31, 2007(f)	$11.36	0.01	1.61	1.62	–	–	–	–	$12.98
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	–	(1.10)	–	(1.10)	$11.36
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	–	(0.06)	–	(0.06)	$11.79
Period Ended October 31, 2004(h)	$10.92	(0.01)	(0.77)	(0.78)	–	–	–	–	$10.14

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

46

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(6.34%)	$6,111	1.51%	0.35%	2.07%	22.99%
(27.94%)	$6,000	1.73%	(0.34%)	1.73%	95.75%
13.81%	$9,139	1.62%	(0.25%)	1.62%	142.40%
5.52%	$10,636	1.57%	(0.24%)	1.58%	268.38%
16.47%	$11,131	1.64%	(0.66%)	1.72%	401.37%
6.26%	$6,144	1.59%	(0.67%)	1.90%	388.52%

(6.60%)	$252	2.26%	(0.37%)	2.80%	22.99%
(28.46%)	$310	2.33%	(0.94%)	2.33%	95.75%
13.20%	$411	2.23%	(0.80%)	2.23%	142.40%
4.75%	$1,458	2.23%	(0.90%)	2.24%	268.38%
15.78%	$1,302	2.29%	(1.27%)	2.39%	401.37%
5.52%	$1,076	2.25%	(1.32%)	2.56%	388.52%

(6.72%)	$621	2.26%	(0.38%)	2.78%	22.99%
(28.37%)	$741	2.33%	(0.93%)	2.34%	95.75%
13.10%	$1,265	2.21%	(0.81%)	2.21%	142.40%
4.84%	$3,788	2.23%	(0.90%)	2.24%	268.38%
15.66%	$3,899	2.30%	(1.30%)	2.37%	401.37%
5.52%	$2,092	2.25%	(1.44%)	2.57%	388.52%

(6.40%)	$–	1.80%	0.13%	2.43%	22.99%
(28.03%)	$6	1.85%	(0.43%)	1.86%	95.75%
13.43%	$21	1.86%	(0.59%)	1.86%	142.40%
5.46%	$1	1.63%	(0.29%)	1.64%	268.38%
16.55%	$1	1.60%	(0.59%)	1.67%	401.37%
(2.29%)	$1	1.88%	(1.03%)	2.22%	388.52%

(6.11%)	$676	1.26%	0.62%	1.81%	22.99%
(27.66%)	$936	1.33%	0.06%	1.33%	95.75%
14.24%	$1,313	1.25%	0.10%	1.26%	142.40%
5.73%	$1,130	1.39%	(0.15%)	1.40%	268.38%
16.72%	$5,828	1.50%	(0.47%)	1.59%	401.37%
6.30%	$4,979	1.46%	(0.54%)	1.76%	388.52%

(6.13%)	$8,628	1.26%	0.58%	1.69%	22.99%
(27.68%)	$14,602	1.32%	0.06%	1.34%	95.75%
14.26%	$19,535	1.26%	0.09%	1.26%	142.40%
5.90%	$12,468	1.23%	0.10%	1.24%	268.38%
16.90%	$3,776	1.29%	(0.35%)	1.34%	401.37%
(7.14%)	$404	1.25%	(0.25%)	1.54%	388.52%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(h)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$12.69	0.03	(0.45)	(0.42)	(0.03)	(0.02)	(0.05)	–	$12.22
Year Ended October 31, 2008	$25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	$12.69
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	$25.35
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	$20.31
Year Ended October 31, 2005	$11.23	–	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97
Period Ended October 31, 2004(f)	$10.00	–	1.25	1.25	(0.02)	–	(0.02)	–	$11.23
Class B Shares
Six Months Ended April 30, 2009*	$12.22	–	(0.44)	(0.44)	(0.01)	(0.02)	(0.03)	–	$11.75
Year Ended October 31, 2008	$24.68	(0.14)	(7.83)	(7.97)	–	(4.49)	(4.49)	–	$12.22
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	$24.68
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	$19.97
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	$17.82
Period Ended October 31, 2004(f)	$10.00	(0.03)	1.24	1.21	–	–	–	–	$11.21
Class C Shares
Six Months Ended April 30, 2009*	$12.24	(0.01)	(0.44)	(0.45)	(0.01)	(0.02)	(0.03)	–	$11.76
Year Ended October 31, 2008	$24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	$12.24
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	$24.70
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	$19.98
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	$17.83
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.23	1.21	–	–	–	–	$11.21
Class R Shares
Six Months Ended April 30, 2009*	$12.53	0.02	(0.45)	(0.43)	(0.02)	(0.02)	(0.04)	–	$12.06
Year Ended October 31, 2008	$25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	$12.53
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	$25.10
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	$20.19
Year Ended October 31, 2005	$11.22	–	7.08	7.08	–	(0.40)	(0.40)	0.01	$17.91
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.24	1.22	–	–	–	–	$11.22
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$12.81	0.05	(0.46)	(0.41)	(0.05)	(0.02)	(0.07)	–	$12.33
Year Ended October 31, 2008	$25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	$12.81
Year Ended October 31, 2007	$20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	$25.53
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.39
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99
Period Ended October 31, 2004(f)	$10.00	0.02	1.23	1.25	(0.02)	–	(0.02)	–	$11.23
Institutional Class Shares
Six Months Ended April 30, 2009*	$12.83	0.05	(0.46)	(0.41)	(0.05)	(0.02)	(0.07)	–	$12.35
Year Ended October 31, 2008	$25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	$12.83
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	$25.57
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.41
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01
Period Ended October 31, 2004(f)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	–	$11.24

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

48

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(3.31%)	$42,157	1.45%	0.51%	1.59%	72.38%
(39.68%)	$43,189	1.33%	0.01%	1.33%	137.42%
43.54%	$38,497	1.44%	(0.19%)	1.44%	188.25%
22.87%	$20,324	1.38%	(0.07%)	1.38%	228.18%
65.51%	$10,915	1.47%	(0.13%)	1.59%	313.92%
12.58%	$107	1.58%	(1.05%)	4.11%	48.29%

(3.61%)	$1,993	2.16%	(0.20%)	2.30%	72.38%
(40.14%)	$2,190	2.05%	(0.70%)	2.06%	137.42%
42.52%	$2,999	2.16%	(0.90%)	2.16%	188.25%
21.94%	$1,862	2.12%	(0.84%)	2.13%	228.18%
64.49%	$648	2.20%	(0.83%)	2.54%	313.92%
12.10%	$1	2.30%	(0.88%)	4.44%	48.29%

(3.66%)	$9,323	2.16%	(0.22%)	2.30%	72.38%
(40.10%)	$8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	$14,273	2.16%	(0.90%)	2.16%	188.25%
21.92%	$10,302	2.12%	(0.81%)	2.12%	228.18%
64.42%	$4,938	2.20%	(0.87%)	2.27%	313.92%
12.20%	$6	2.30%	(1.29%)	4.77%	48.29%

(3.41%)	$4,285	1.66%	0.32%	1.80%	72.38%
(39.80%)	$4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	$2,704	1.73%	(0.52%)	1.73%	188.25%
22.59%	$249	1.75%	(0.43%)	1.77%	228.18%
65.15%	$23	1.73%	(0.14%)	1.94%	313.92%
12.22%	$1	1.94%	(0.53%)	3.91%	48.29%

(3.12%)	$1,925	1.16%	0.80%	1.30%	72.38%
(39.52%)	$2,119	1.06%	0.27%	1.08%	137.42%
43.92%	$1,339	1.19%	0.04%	1.19%	188.25%
23.20%	$537	1.12%	0.13%	1.13%	228.18%
65.89%	$170	1.22%	0.03%	0.80%	313.92%
12.50%	$1	1.39%	0.17%	3.56%	48.29%

(3.13%)	$13,723	1.16%	0.81%	1.31%	72.38%
(39.54%)	$15,710	1.04%	0.33%	1.06%	137.42%
43.99%	$20,768	1.16%	0.11%	1.16%	188.25%
23.17%	$15,731	1.11%	0.16%	1.13%	228.18%
66.02%	$8,078	1.23%	0.25%	1.95%	313.92%
12.60%	$3,377	1.30%	0.27%	3.32%	48.29%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Capital Contri- butions from Advisor\ Custodian	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$9.63	(0.03)	(0.57)	(0.60)	(0.01)	–	(0.01)	–	–	$9.02
Year Ended October 31, 2008	$22.50	0.05	(8.53)	(8.48)	(0.05)	(4.34)	(4.39)	–	–	$9.63
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	(1.02)	0.02	0.01	$22.50
Year Ended October 31, 2006	$18.28	–	5.18	5.18	(0.01)	(2.16)	(2.17)	–	0.01	$21.30
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	–	(1.93)	(1.93)	–	–	$18.28
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	–	(0.17)	(0.17)	–	0.05	$15.59
Class B Shares
Six Months Ended April 30, 2009*	$8.84	(0.05)	(0.52)	(0.57)	–	–	–	–	–	$8.27
Year Ended October 31, 2008	$21.12	(0.06)	(7.88)	(7.94)	–	(4.34)	(4.34)	–	–	$8.84
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.12
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	–	(2.16)	(2.16)	–	0.01	$20.10
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	–	(1.93)	(1.93)	–	–	$17.45
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	–	(0.17)	(0.17)	–	0.05	$15.04
Class C Shares
Six Months Ended April 30, 2009*	$8.86	(0.05)	(0.52)	(0.57)	–	–	–	–	–	$8.29
Year Ended October 31, 2008	$21.16	(0.07)	(7.89)	(7.96)	–	(4.34)	(4.34)	–	–	$8.86
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.16
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	–	(2.16)	(2.16)	–	0.01	$20.14
Year Ended October 31, 2005	$15.07	(0.17)	4.51	4.34	–	(1.93)	(1.93)	–	–	$17.48
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	–	(0.17)	(0.17)	–	0.05	$15.07
Class R Shares
Six Months Ended April 30, 2009*	$9.07	(0.03)	(0.54)	(0.57)	–	–	–	–	–	$8.50
Year Ended October 31, 2008	$21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	(4.38)	–	–	$9.07
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	(0.99)	0.02	0.01	$21.51
Year Ended October 31, 2006	$17.63	–	4.97	4.97	(0.02)	(2.16)	(2.18)	–	0.01	$20.43
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	–	(1.93)	(1.93)	–	–	$17.63
Period Ended October 31, 2004(g)	$14.03	(0.09)	1.11	1.02	–	–	–	–	0.05	$15.10
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$9.89	(0.01)	(0.59)	(0.60)	(0.04)	–	(0.04)	–	–	$9.25
Year Ended October 31, 2008	$22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	(4.42)	–	–	$9.89
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27	(0.16)	(0.89)	(1.05)	0.02	0.01	$22.97
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	(2.18)	–	0.01	$21.72
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	–	(1.93)	(1.93)	–	–	$18.52
Year Ended October 31, 2004(h)	$13.79	(0.06)	2.11	2.05	–	(0.17)	(0.17)	–	0.05	$15.72
Institutional Class Shares
Six Months Ended April 30, 2009*	$9.90	(0.01)	(0.59)	(0.60)	(0.04)	–	(0.04)	–	–	$9.26
Year Ended October 31, 2008	$22.99	0.11	(8.78)	(8.67)	(0.08)	(4.34)	(4.42)	–	–	$9.90
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	(1.07)	0.02	0.01	$22.99
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	(2.19)	–	0.01	$21.73
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	–	(1.93)	(1.93)	–	–	$18.55
Period Ended October 31, 2004(i)	$15.64	(0.01)	0.07	0.06	–	–	–	–	0.05	$15.75

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

50

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(6.18%)		$100,843	1.29%	(0.04%)	1.85%	78.86%
(45.56%)		$231,150	1.40%	0.34%	1.52%	158.57%
10.60%	(f)	$760,257	1.34%	0.16%	1.34%	214.83%
30.98%		$376,718	1.39%	–	1.39%	219.51%
31.51%		$40,539	1.67%	(0.27%)	1.69%	292.46%
15.33%		$23,023	1.59%	(0.55%)	–	341.57%

(6.45%)		$6,744	2.04%	(1.07%)	2.67%	78.86%
(45.96%)		$8,192	2.10%	(0.37%)	2.23%	158.57%
9.81%	(f)	$20,421	2.05%	(0.56%)	2.05%	214.83%
30.16%		$11,701	2.08%	(0.63%)	2.08%	219.51%
30.72%		$2,302	2.29%	(0.88%)	2.32%	292.46%
14.57%		$1,496	2.20%	(1.16%)	–	341.57%

(6.43%)		$46,489	2.04%	(1.01%)	2.66%	78.86%
(45.97%)		$66,081	2.10%	(0.36%)	2.21%	158.57%
9.79%	(f)	$242,038	2.05%	(0.56%)	2.05%	214.83%
30.17%		$115,138	2.06%	(0.72%)	2.07%	219.51%
30.67%		$5,468	2.33%	(1.00%)	2.33%	292.46%
14.62%		$180	2.20%	(1.16%)	–	341.57%

(6.28%)		$4,235	1.54%	(0.62%)	2.18%	78.86%
(45.71%)		$4,825	1.59%	0.11%	1.74%	158.57%
10.28%	(f)	$9,193	1.62%	(0.15%)	1.62%	214.83%
30.87%		$1,431	1.68%	(0.30%)	1.68%	219.51%
31.47%		$152	1.74%	(0.25%)	1.74%	292.46%
7.63%		$1	1.73%	(0.63%)	–	341.57%

(6.01%)		$11,563	1.04%	(0.05%)	1.67%	78.86%
(45.44%)		$14,009	1.11%	0.65%	1.24%	158.57%
10.77%	(f)	$39,345	1.14%	0.38%	1.14%	214.83%
31.64%		$11,945	1.25%	(0.04%)	1.26%	219.51%
31.91%		$–	1.49%	0.76%	1.58%	292.46%
15.43%		$7	1.45%	(0.39%)	–	341.57%

(6.00%)		$22,018	1.04%	(0.04%)	1.67%	78.86%
(45.43%)		$26,454	1.09%	0.71%	1.24%	158.57%
10.88%	(f)	$70,111	1.04%	0.36%	1.05%	214.83%
31.52%		$41,396	1.06%	0.41%	1.07%	219.51%
31.93%		$1,120	1.32%	0.12%	1.32%	292.46%
0.70%		$120	1.20%	(0.22%)	–	341.57%

(f)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.
(g)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$2.25	(0.01)	0.07	0.06	–	–	$2.31
Year Ended October 31, 2008	$5.62	(0.03)	(2.15)	(2.18)	(1.19)	(1.19)	$2.25
Year Ended October 31, 2007(f)	$4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	$5.62
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	–	–	$4.21
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	–	–	$3.71
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	–	–	$3.52
Class B Shares
Six Months Ended April 30, 2009*	$2.08	(0.01)	0.06	0.05	–	–	$2.13
Year Ended October 31, 2008	$5.32	(0.06)	(1.99)	(2.05)	(1.19)	(1.19)	$2.08
Year Ended October 31, 2007(f)	$4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	$5.32
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	–	–	$4.02
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	–	–	$3.57
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	–	–	$3.41
Class C Shares
Six Months Ended April 30, 2009*	$2.10	(0.01)	0.06	0.05	–	–	$2.15
Year Ended October 31, 2008	$5.36	(0.08)	(1.99)	(2.07)	(1.19)	(1.19)	$2.10
Year Ended October 31, 2007(f)	$4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	$5.36
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	–	–	$4.05
Year Ended October 31, 2005	$3.43	(0.05)	0.22	0.17	–	–	$3.60
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	–	–	$3.43
Class R Shares
Six Months Ended April 30, 2009*	$2.14	(0.01)	0.06	0.05	–	–	$2.19
Year Ended October 31, 2008	$5.42	(0.04)	(2.05)	(2.09)	(1.19)	(1.19)	$2.14
Year Ended October 31, 2007(f)	$4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	$5.42
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	–	–	$4.07
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	–	–	$3.60
Period Ended October 31, 2004(g)	$3.70	(0.05)	(0.23)	(0.28)	–	–	$3.42
Institutional Class Shares
Six Months Ended April 30, 2009*	$2.33	–	0.07	0.07	–	–	$2.40
Year Ended October 31, 2008	$5.77	(0.02)	(2.23)	(2.25)	(1.19)	(1.19)	$2.33
Year Ended October 31, 2007(f)	$4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	$5.77
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	–	–	$4.31
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	–	–	$3.79
Period Ended October 31, 2004(h)	$3.81	(0.01)	(0.22)	(0.23)	–	–	$3.58

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

52

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.67%	$1,518	1.63%	(0.58%)	3.10%	44.02%
(48.17%)	$1,754	1.66%	(0.88%)	1.84%	576.66%
34.22%	$3,652	1.70%	(1.12%)	1.70%	418.63%
13.48%	$3,797	1.66%	(1.01%)	2.03%	368.77%
5.40%	$3,071	1.72%	(0.87%)	2.23%	654.64%
(8.81%)	$2,991	1.71%	(1.45%)	2.02%	722.91%

2.40%	$215	2.38%	(1.31%)	3.78%	44.02%
(48.53%)	$253	2.32%	(1.54%)	2.48%	576.66%
33.09%	$795	2.38%	(1.78%)	2.39%	418.63%
12.61%	$1,312	2.36%	(1.72%)	2.73%	368.77%
4.69%	$1,038	2.41%	(1.55%)	2.93%	654.64%
(9.55%)	$1,064	2.40%	(2.14%)	2.72%	722.91%

2.38%	$153	2.38%	(1.32%)	3.77%	44.02%
(48.55%)	$153	2.32%	(1.54%)	2.44%	576.66%
33.10%	$740	2.36%	(1.80%)	2.37%	418.63%
12.50%	$79	2.33%	(1.71%)	2.73%	368.77%
4.96%	$33	2.41%	(1.51%)	3.06%	654.64%
(9.50%)	$79	2.40%	(2.14%)	2.73%	722.91%

2.34%	$2	1.88%	(0.86%)	3.46%	44.02%
(48.31%)	$1	1.92%	(1.15%)	2.13%	576.66%
33.92%	$1	2.00%	(1.42%)	2.07%	418.63%
13.06%	$1	1.97%	(1.34%)	2.39%	368.77%
5.26%	$1	1.83%	(1.01%)	2.33%	654.64%
(7.57%)	$1	1.99%	(1.75%)	2.28%	722.91%

3.00%	$7,580	1.38%	(0.29%)	2.77%	44.02%
(48.12%)	$10,966	1.33%	(0.54%)	1.53%	576.66%
34.59%	$17,468	1.38%	(0.79%)	1.38%	418.63%
13.72%	$7,708	1.33%	(0.73%)	1.74%	368.77%
5.87%	$2,344	1.40%	(0.77%)	1.68%	654.64%
(6.04%)	$231	1.40%	(1.05%)	1.92%	722.91%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(h)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$6.49	(0.02)	(0.02)	(0.04)	–	–	$6.45
Year Ended October 31, 2008	$12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	$6.49
Year Ended October 31, 2007	$9.57	(0.08)	2.87	2.79	–	–	$12.36
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$9.57
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	–	–	$9.96
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	–	–	$8.49
Class B Shares
Six Months Ended April 30, 2009*	$6.05	(0.03)	(0.02)	(0.05)	–	–	$6.00
Year Ended October 31, 2008	$11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	$6.05
Year Ended October 31, 2007	$9.13	(0.15)	2.74	2.59	–	–	$11.72
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.13
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	–	–	$9.59
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	–	–	$8.24
Class C Shares
Six Months Ended April 30, 2009*	$6.09	(0.03)	(0.01)	(0.04)	–	–	$6.05
Year Ended October 31, 2008	$11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	$6.09
Year Ended October 31, 2007	$9.19	(0.15)	2.76	2.61	–	–	$11.80
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.19
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	–	–	$9.65
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	–	–	$8.29
Class R Shares
Six Months Ended April 30, 2009*	$6.23	(0.02)	(0.01)	(0.03)	–	–	$6.20
Year Ended October 31, 2008	$11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	$6.23
Year Ended October 31, 2007	$9.29	(0.10)	2.78	2.68	–	–	$11.97
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$9.29
Year Ended October 31, 2005	$8.27	–	1.44	1.44	–	–	$9.71
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	–	–	$8.27
Institutional Class Shares
Six Months Ended April 30, 2009*	$6.67	–	(0.01)	(0.01)	–	–	$6.66
Year Ended October 31, 2008	$12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	$6.67
Year Ended October 31, 2007	$9.75	(0.04)	2.93	2.89	–	–	$12.64
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$9.75
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	–	–	$10.11
Period Ended October 31, 2004(h)	$8.62	(0.02)	(0.01)	(0.03)	–	–	$8.59

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

54

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

(0.62%)		$31,577	1.61%		(0.50%)		2.14%		133.23%
(38.63%)		$39,294	1.52%		(0.63%)		1.59%		364.06%
29.29%		$84,973	1.50%		(0.69%)		1.51%		334.26%
1.77%	(f)	$86,364	1.46	%(g)	(0.52	%)(g)	1.48	%(g)	389.34%
17.31%		$76,762	1.56%		(0.89%)		–		442.04%
3.28%		$21,273	1.64%		(1.06%)		1.80%		510.91%

(0.83%)		$2,721	2.21%		(1.10%)		2.73%		133.23%
(39.10%)		$3,176	2.21%		(1.32%)		2.29%		364.06%
28.37%		$6,324	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	$6,072	2.15	%(g)	(1.24	%)(g)	2.18	%(g)	389.34%
16.38%		$4,253	2.24%		(1.53%)		–		442.04%
2.62%		$2,572	2.30%		(1.71%)		2.45%		510.91%

(0.66%)		$12,917	2.21%		(1.10%)		2.74%		133.23%
(39.18%)		$16,889	2.21%		(1.32%)		2.29%		364.06%
28.40%		$34,820	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	$36,040	2.15	%(g)	(1.23	%)(g)	2.18	%(g)	389.34%
16.41%		$22,774	2.22%		(1.56%)		–		442.04%
2.60%		$4,000	2.30%		(1.74%)		2.47%		510.91%

(0.48%)		$732	1.71%		(0.59%)		2.25%		133.23%
(38.83%)		$922	1.71%		(0.83%)		1.80%		364.06%
28.85%		$1,734	1.81%		(1.02%)		1.81%		334.26%
1.60%	(f)	$1,037	1.70	%(g)	(0.79	%)(g)	1.72	%(g)	389.34%
17.41%		$637	1.54%		(0.93%)		–		442.04%
2.86%		$1	1.89%		(1.33%)		2.20%		510.91%

(0.15%)		$5,974	1.21%		(0.08%)		1.74%		133.23%
(38.56%)		$4,200	1.21%		(0.30%)		1.30%		364.06%
29.64%		$4,736	1.21%		(0.39%)		1.22%		334.26%
2.16%	(f)	$4,601	1.17	%(g)	(0.29	%)(g)	1.19	%(g)	389.34%
17.69%		$1,737	1.23%		(0.55%)		–		442.04%
(0.35%)		$234	1.30%		(0.83%)		1.54%		510.91%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%
(g)	Excludes reimbursement from the Investment Adviser.
(h)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

55

Notes to Financial Statements

April 30, 2009 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Equity Long-Short Fund (“Equity Long-Short”)
–	Aberdeen Health Sciences Fund (“Health Sciences”)
–	Aberdeen Natural Resources Fund (“Natural Resources”)
–	Aberdeen Small Cap Fund (“Small Cap”)
–	Aberdeen Technology and Communications Fund (“Technology and Communications”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity”) (formerly “Select Growth”)

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) as shown in the chart below effective June 23, 2008. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Equity Long-Short Fund	Nationwide U.S. Growth Leaders Long-Short Fund
Health Sciences Fund	Nationwide Health Sciences Fund
Natural Resources Fund	Nationwide Natural Resources Fund
Small Cap Fund	Nationwide Small Cap Fund
Technology and Communications Fund	Nationwide Technology and Communications Fund
U.S. Equity Fund	Nationwide U.S. Growth Leaders Fund

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

Security Valuation—Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Semiannual Report 2009

56

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

The Funds holding foreign equity securities value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on days that the Funds conduct business (“Business Days”). Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated. “Fair Value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. Fair valuation of portfolio securities may occur on a daily basis. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

In 2009, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS157”), “Fair Value Measurements”. FAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. One key component of the implementation of FAS 157, included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	Level 1 - Quoted Prices			Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs		Total
Fund Name	Invest ments in Securities	Securities Sold Short	Other Financial Invest ments*	Invest ments in Securities	Other Financial Invest ments*	Invest ments in Securities	Other Financial Invest ments*	Invest ments in Securities	Securities Sold Short	Other Financial Invest ments*
Equity Long-Short Fund	$107,611,501	$(40,892,812)	$–	$42,006,752	$–	$–	$–	$149,618,253	$(40,892,812)	$–
Health Sciences Fund	15,594,979	–	–	591,480	–	–	–	16,186,459	–	–
Natural Resources Fund	70,615,519	–	–	868,007	–	–	–	71,483,526	–	–
Small Cap Fund	189,044,683	–	–	4,921,578	–	–	–	193,966,261	–	–
Technology and Communications Fund	8,132,539	–	–	1,232,593	–	–	–	9,365,132	–	–
U.S. Equity Fund	51,740,926	–	–	1,562,220	–	–	–	53,303,146	–	–

*	Other financial instruments, if any, are derivative instruments not reflected in the Statements of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the investment.

Amounts listed as – are $0 or round to $0.

Repurchase Agreements—The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term

2009 Semiannual Report

57

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

Foreign Currency Transactions—The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Contracts—Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Short Sales—During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Funds.

Security Transactions and Investment Income—Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount which is the effective interest method. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any, (e.g., reclassification of net operating losses, return of capital distributions and foreign exchange gain/loss reclassifications) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

Federal Income Taxes—Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds have adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return

Semiannual Report 2009

58

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

Management determined that the adoption of the Interpretation did not have an impact on the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

Allocation of Expenses, Income, and Gains and Losses—Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class. Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund.

Earnings Credits—The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

Investment Advisor—Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Trustees.

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. The Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
Equity Long-Short Fund(a)	Up to $250 million	1.50%
	On $250 million and more	1.25%
Health Sciences Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
Technology and Communications Fund	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%
U.S. Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Advisor.

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59

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Aberdeen entered into a contract (“Expense Limitation Agreement”), with the Trust on behalf of the Funds that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below until at least February 28, 2010:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund	1.70%	2.45%	2.45%	N/A	1.95%	1.45%	1.45%
Health Sciences Fund	1.51%	2.26%	2.26%	N/A	1.76%	1.26%	1.26%
Natural Resources Fund	1.41%	2.16%	2.16%	N/A	1.66%	1.16%	1.16%
Small Cap Fund	1.29%	2.04%	2.04%	N/A	1.54%	1.04%	1.04%
Technology and Communications Fund	1.63%	2.38%	2.38%	N/A	1.88%	1.38%	1.38%
U.S. Equity Fund	1.46%	2.21%	2.21%	N/A	1.71%	1.21%	1.21%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (expires 10/31/11)	Amount Six Months Ended April 30, 2009 (expires 10/31/12)	Total
Equity Long-Short Fund	$261,716	$357,883	$619,599
Health Sciences Fund	3,207	46,083	49,290
Natural Resources Fund	–	46,202	46,202
Small Cap Fund	801,093	673,290	1,474,383
Technology and Communications Fund	34,841	73,629	108,470
U.S. Equity Fund	75,078	137,954	213,032

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

Fund Administration—Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Sub-Administrator, Transfer Agent and Fund Accountant—Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

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60

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Distributor—The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Health Sciences Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Natural Resources Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Technology and Communications Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
U.S. Equity Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%), 1.00% on Class C shares of the series of the Trust, (on the deferred sales charge assessed on sales within one year of purchase), and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50%. For the six months ended April 30, 2009, AFD retained commissions of $131,243 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C and certain Class A shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, including Aberdeen, which agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2009 were as follows:

Fund	Amount
Equity Long-Short Fund	$20,244
Health Sciences Fund	1
Natural Resources Fund	8,282
U.S. Equity Fund	23,919

5. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for U.S. Equity). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

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61

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

For the six months ended April 30, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short Fund	$80,760	$–	$1,805	$–	$–	$(548)	$–
Health Sciences Fund	683	–	279	–	2	–	–
Natural Resources Fund	8,341	110	4,907	–	70	107	5,288
Small Cap Fund	22,549	192	2,524	–	196	3,735	29
Technology and Communications Fund	9	–	–	–	–	–	6
U.S. Equity Fund	580	–	132	–	9	–	–

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees.

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short Fund	$127,097	$–	$6,971	N/A	$409	$548	$–
Health Sciences Fund	242	103	52	N/A	–	–	–
Natural Resources Fund	139,962	1,420	17,778	N/A	1,335	–	14,147
Small Cap Fund	267,127	76	15,358	N/A	220	2,034	6,706
Technology and Communications Fund	253	1	5	N/A	1	–	–
U.S. Equity Fund	551	–	–	N/A	–	–	–

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales
Equity Long-Short Fund	$169,459,371	$160,730,214
Health Sciences Fund	4,300,488	8,891,416
Natural Resources Fund	48,432,983	47,380,363
Small Cap Fund	185,196,052	315,188,624
Technology and Communications Fund	4,440,400	7,515,394
U.S. Equity Fund	71,131,116	82,414,382

7. Portfolio Investment Risks

Credit and Market Risk—Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies—Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

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Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

10. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Equity Long-Short Fund	$116,772,745	$–	$(8,047,304)	$(8,047,304)
Health Sciences Fund	19,554,611	–	(3,368,152)	(3,368,152)
Natural Resources Fund	77,549,979	3,142,304	(9,208,757)	(6,066,453)
Small Cap Fund	215,481,664	9,326,515	(30,841,918)	(21,515,403)
Technology and Communications Fund	10,555,380	–	(1,190,248)	(1,190,248)
U.S. Equity Fund	50,776,405	3,211,773	(685,032)	2,526,741

Amounts listed as “–” are $0 or round to $0.

11. Subsequent Events

On December 31, 2008, Aberdeen Asset Management PLC announced that it has entered into a definitive agreement to acquire certain fund management assets and businesses from Credit Suisse Group AG (“Credit Suisse”) (the “Transaction”). Certain affiliated advisers of Credit Suisse that manage open end funds (“Credit Suisse Funds”) are included in the Transaction. Five Credit Suisse Funds managed by advisers included in the Transaction are proposed to be reorganized into series of the Trust and Credit Suisse Fund shareholders are being asked to vote on these reorganizations. Pending Credit Suisse Fund shareholder approval, four Credit Suisse Funds would be reorganized into new series of the Trust and one Credit Suisse Fund would be reorganized into the Aberdeen International Equity Fund. As a result, the Trust has registered four new funds with the SEC, which, pending shareholder approval, would acquire the assets of the four Credit Suisse Funds.

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63

Notes to Financial Statements (concluded)

April 30, 2009 (Unaudited)

12. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

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64

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008 and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,003.82	$11.38	2.29%
	Class B	$1,000.00	$1,000.99	$14.88	3.00%
	Class C	$1,000.00	$1,001.31	$14.89	3.00%
	Class R	$1,000.00	$1,002.92	$12.51	2.52%
	Institutional Class	$1,000.00	$1,005.70	$9.90	1.99%
Aberdeen Health Sciences Fund	Class A	$1,000.00	$936.61	$7.25	1.51%
	Class B	$1,000.00	$934.02	$10.84	2.26%
	Class C	$1,000.00	$932.82	$10.83	2.26%
	Class R	$1,000.00	$936.02	$8.64	1.80%
	Institutional Service Class	$1,000.00	$938.88	$6.06	1.26%
	Institutional Class	$1,000.00	$938.73	$6.06	1.26%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$966.94	$7.07	1.45%
	Class B	$1,000.00	$963.87	$10.52	2.16%
	Class C	$1,000.00	$963.36	$10.52	2.16%
	Class R	$1,000.00	$965.93	$8.09	1.66%
	Institutional Service Class	$1,000.00	$968.75	$5.66	1.16%
	Institutional Class	$1,000.00	$968.70	$5.66	1.16%
Aberdeen Small Cap Fund	Class A	$1,000.00	$938.16	$6.20	1.29%
	Class B	$1,000.00	$935.52	$9.79	2.04%
	Class C	$1,000.00	$935.67	$9.79	2.04%
	Class R	$1,000.00	$937.16	$7.40	1.54%
	Institutional Service Class	$1,000.00	$939.90	$5.00	1.04%
	Institutional Class	$1,000.00	$939.95	$5.00	1.04%
Aberdeen Technology and Communications Fund	Class A	$1,000.00	$1,026.67	$8.19	1.63%
	Class B	$1,000.00	$1,024.04	$11.94	2.38%
	Class C	$1,000.00	$1,023.81	$11.94	2.38%
	Class R	$1,000.00	$1,023.36	$9.43	1.88%
	Institutional Class	$1,000.00	$1,030.04	$6.95	1.38%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$993.84	$7.96	1.61%
	Class B	$1,000.00	$991.74	$10.91	2.21%
	Class C	$1,000.00	$993.43	$10.92	2.21%
	Class R	$1,000.00	$995.18	$8.46	1.71%
	Institutional Class	$1,000.00	$998.50	$6.00	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

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Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,013.44	$11.50	2.29%
	Class B	$1,000.00	$1,009.92	$15.06	3.00%
	Class C	$1,000.00	$1,009.92	$15.06	3.00%
	Class R	$1,000.00	$1,012.30	$12.65	2.52%
	Institutional Class	$1,000.00	$1,014.93	$9.99	1.99%
Aberdeen Health Sciences Fund	Class A	$1,000.00	$1,017.31	$7.58	1.51%
	Class B	$1,000.00	$1,013.59	$11.35	2.26%
	Class C	$1,000.00	$1,013.59	$11.35	2.26%
	Class R	$1,000.00	$1,015.87	$9.04	1.80%
	Institutional Service Class	$1,000.00	$1,018.55	$6.33	1.26%
	Institutional Class	$1,000.00	$1,018.55	$6.33	1.26%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$1,017.60	$7.28	1.45%
	Class B	$1,000.00	$1,014.08	$10.84	2.16%
	Class C	$1,000.00	$1,014.08	$10.84	2.16%
	Class R	$1,000.00	$1,016.56	$8.33	1.66%
	Institutional Service Class	$1,000.00	$1,019.04	$5.82	1.16%
	Institutional Class	$1,000.00	$1,019.04	$5.82	1.16%
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,018.40	$6.48	1.29%
	Class B	$1,000.00	$1,014.68	$10.24	2.04%
	Class C	$1,000.00	$1,014.68	$10.24	2.04%
	Class R	$1,000.00	$1,017.16	$7.73	1.54%
	Institutional Service Class	$1,000.00	$1,019.64	$5.22	1.04%
	Institutional Class	$1,000.00	$1,019.64	$5.22	1.04%
Aberdeen Technology and Communications Fund	Class A	$1,000.00	$1,016.71	$8.18	1.63%
	Class B	$1,000.00	$1,012.99	$11.95	2.38%
	Class C	$1,000.00	$1,012.99	$11.95	2.38%
	Class R	$1,000.00	$1,015.47	$9.44	1.88%
	Institutional Class	$1,000.00	$1,017.95	$6.93	1.38%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,016.81	$8.08	1.61%
	Class B	$1,000.00	$1,013.84	$11.10	2.21%
	Class C	$1,000.00	$1,013.84	$11.10	2.21%
	Class R	$1,000.00	$1,016.31	$8.58	1.71%
	Institutional Class	$1,000.00	$1,018.79	$6.07	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Semiannual Report 2009

66

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President and Secretary

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services     (formerly BISYS Fund Services Ohio, Inc.)

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0200-0609

SEMIANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

APRIL 30, 2009

Aberdeen Tax-Free Income Fund

Letter to Shareholders	Page 1

Aberdeen Tax-Free Income Fund	Page 2

Financial Statements	Page 8

Notes to Financial Statements	Page 16

Shareholder Expense Examples	Page 22

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeeninvestments.com. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 300 Barr Harbor Drive, West Conshohocken, PA 19428.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Adviser’s Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Letter to Shareholders

June 29, 2009

Dear Valued Shareholder:

This Semiannual Report for Aberdeen Funds covers the activities for the six-month period ended April 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets. This resulted in a sharp stock market rally on the back of some signs of recovery but, overall, still mainly negative returns for the period in question.

Clarity and consistency remain key

Throughout this period of financial turbulence, Aberdeen has remained committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Positioning Aberdeen Funds for the future

On June 30, 2009, Aberdeen Asset Management PLC is expected to close a transaction with Credit Suisse AG for the purchase of large parts of its global investors business. In the U.S., this entails the addition of four new mutual funds: Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund. In addition, assuming the reorganization is consummated as planned, the Aberdeen International Equity Fund will be enlarged from an acquisition of the Credit Suisse International Focus Fund. These new funds further expand and deepen the investment choices we are able to offer investors.

Looking ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries.

Yours sincerely,

Gary R. Marshall

President

Aberdeen Funds

2009 Semiannual Report

1

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A Shares at NAV) returned 7.15% for the semiannual period ended April 30, 2009, versus the 8.20% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 249 funds) was 6.08% for the period.

The municipal bond market remained somewhat volatile during the reporting period, but rallied sharply in the first four months of 2009. Investors plowed some of the proceeds from municipal bond coupon payments and redemptions back into the market, seeking to take advantage of attractive taxable-equivalent yields. Demand increased following the passage of the American Recovery and Reinvestment Act in February 2009. The legislation provided between $135 billion and $140 billion to help states close their budget deficits, and created Build America Bonds, allowing states the option of issuing tax-credit bonds instead of tax-exempt securities (if the economics are advantageous to the issuer). These actions, along with other provisions of the economic stimulus plan, brought liquidity back to the markets as credit concerns subsided. Lower-rated investment-grade bonds did see pockets of liquidity, reducing their yield spreads versus comparable U.S. Treasury securities; however, demand remained thin. The demand for Build America Bonds helped to flatten the long end of the municipal yield curve as investors worried that they would see a reduced supply of traditional tax-exempt bond issuance. Therefore, in the last two months of the reporting period, traditionally high municipal cash flows, along with the U.S. government’s efforts to alleviate some of the credit concerns of investors, contributed to the outperformance of municipal bonds relative to U.S Treasuries.

The primary detractors from Fund performance for the semiannual period were our positions in lower-rated investment-grade municipal issues and the reduced exposure to the longer end of the municipal yield curve. As a result of the issuance of taxable Build America Bonds by municipalities and concerns that these securities would reduce the supply of traditional tax-exempt municipal bonds, the long end of the yield curve flattened considerably during the period.

Our holdings in higher-quality municipal bonds enhanced Fund results during the semiannual period. Bonds rated Aa3 or higher by Moody’s continued to benefit from increased demand. Yield spreads on lower-rated issues remained historically wide. We maintained the Fund’s overweight versus its benchmark, the Barclays Capital Municipal Bond Index, in pre-refunded bonds–which an issuer uses to pay off existing bonds (usually before their maturity dates) in an effort to benefit from lower interest rates–although we reduced the exposure somewhat during the period. We continue to reduce our positions in lower-rated bonds as we feel that these credits most likely will remain under pressure in the current troubled economic environment.

The Fund’s largest weighting is in escrowed-to-maturity bonds, which a municipal bond issuer pays off at maturity with proceeds from a new bond issue that are held in an escrow account. The Fund has overweight positions relative to the Barclays Capital Municipal Bond Index in general obligation and pre-refunded bonds.

Going forward, we maintain the Fund’s cautious stance on the overall markets and the economy and continue to emphasize higher-quality investment-grade bonds. Additionally, we have positioned the Fund with an underweight duration relative to that of its benchmark.

Portfolio Management:

Credit Suisse Asset Management, LLC, subadviser: Frank J. Biondo and Lori A. Cohane

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2009

2

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†	1 Yr.		5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o Sales Charge	7.15%	2.36%		3.24%	3.85%	1.17%	0.93%
	w/Sales Charge[4]	2.56%	(2.04%	)	2.35%	3.40%
Class B2,9	w/o Sales Charge	6.75%	1.69%		2.47%	3.14%	1.92%	1.68%
	w/Sales Charge[5]	1.75%	(3.22%	)	2.12%	3.14%
Class C3,8,9	w/o Sales Charge	6.76%	1.70%		2.48%	3.23%	1.92%	1.68%
	w/Sales Charge[6]	5.76%	0.71%		2.48%	3.23%
Class D	w/o Sales Charge	7.27%	2.71%		3.50%	4.11%	0.92%	0.68%
	w/Sales Charge[7]	2.46%	(1.89%	)	2.55%	3.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	The Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the introduction of Class B shares (September 4, 2003) is based on the performance of the Predecessor Fund's Class X shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class B shares would have produced because all classes invest in the same portfolio of securities.
3	Returns prior to the introduction of Class C shares (September 4, 2003) is based on the performance of the Predecessor Fund's Class D shares through March 1, 2001 and the Predecessor Fund's Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
4	A 4.25% front-end sales charge was deducted.
5	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.
7	A 4.50% front-end sales charge was deducted.
8	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Performance has been adjusted to reflect difference in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels which, if reflected, may have resulted in higher or lower performance for a given share class.

2009 Semiannual Report

3

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2009. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Municipal Bonds	97.4%
Repurchase Agreements	1.3%
Other assets in excess of liabilities	1.3%
100.0%

Top States
Texas	18.5%
New York	9.1%
Alabama	6.6%
Indiana	6.1%
Georgia	6.0%
Massachusetts	5.4%
Washington	5.2%
Illinois	4.5%
California	4.4%
Pennsylvania	4.1%
Other	30.1%
100.0%

Top Holdings*
Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	5.3%
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	4.9%
New York Liberty Development Corp. Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	3.4%
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	3.4%
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), 6.25%, 11/01/12	3.0%
State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	2.8%
Alabama 21st Century Authority Revenue Bonds, 5.50%, 12/01/21	2.7%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/26	2.6%
Texas State General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2.2%
Fort Bend Independent School District General Obligation Unlimited Bonds, 5.00%, 02/15/18	2.2%
Other	67.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

4

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (97.4%)
ALABAMA (6.6%)
Alabama 21st Century Authority Revenue Bonds
5.75%, 12/01/15	$1,500,000	$1,482,720
5.50%, 12/01/21	4,000,000	3,350,960
Auburn University Revenue Bonds, Series A, 5.50%, 06/01/18	1,685,000	1,769,334
City of Birmingham Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,645,438
		8,248,452
ARIZONA (3.1%)
Mesa Industrial Development Authority Revenue Bonds, (Discovery Health System), Series A, 5.63%, 01/01/29	1,800,000	1,874,196
Tempe Arizona General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,045,274
		3,919,470
CALIFORNIA (4.4%)
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,070,230
State of California General Obligation Unlimited Bonds
5.00%, 03/01/26	2,000,000	1,948,800
6.00%, 04/01/35	1,500,000	1,553,130
State of California General Obligation Unlimited Bonds, Refunded, 5.00%, 03/01/21	1,000,000	1,021,370
		5,593,530
CONNECTICUT (3.4%)
Hartford General Obligation Unlimited Bonds, Series A
5.00%, 08/15/15	1,895,000	2,143,889
5.00%, 08/15/16	1,870,000	2,139,093
		4,282,982
DISTRICT OF COLUMBIA (1.4%)
District of Columbia General Obligation Unlimited Bonds, Unrefunded Balance, Series A, 5.50%, 06/01/29	1,775,000	1,781,461
FLORIDA (0.9%)
Florida State Board of Education General Obligation Unlimited Bonds, Refunded (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,087,327
GEORGIA (6.0%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	561,865

	Shares or Principal Amount	Value
City of Atlanta Revenue Bonds, Refunded, Series A, 5.50%, 01/01/26	$1,000,000	$1,042,100
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	105,801
Georgia Local Government Certificate of Participation, (Grantor Trust), Series A, 4.75%, 06/01/28	991,000	1,004,666
Georgia State General Obligation Unlimited Bonds, Series D, 5.00%, 07/01/18	400,000	443,580
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series 2005 V, 6.60%, 01/01/18	55,000	65,168
Municipal Electric Authority of Georgia Revenue Bonds, Series 2005 V, 6.60%, 01/01/18	2,230,000	2,536,781
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series 2005 V, 6.60%, 01/01/18	465,000	570,304
Private Colleges & Universities Authority Revenue Bonds, Refunded, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,157,310
		7,487,575
ILLINOIS (4.5%)
Illinois State Toll Highway Authority Revenue Bonds, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,176,450
Metropolitan Pier & Exposition Authority Revenue Bonds, (McCormick Place Expansion Project), 5.50%, 12/15/24	1,000,000	1,025,430
State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	3,425,000	3,517,920
		5,719,800
INDIANA (6.1%)
Ball State University Revenue Bonds, Student Fee, Series J, 6.20%, 07/01/20	1,000,000	1,074,560
Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	5,335,000	6,659,146
		7,733,706
KANSAS (0.8%)
City of Wichita Revenue Bonds, Refunded, (Facilities Improvement), Series XI, 6.75%, 11/15/19	1,000,000	1,019,620
LOUISIANA (1.4%)
East Baton Rouge Parish Sales Tax Revenue Bonds, (Road & Street Improvement), 5.00%, 08/01/24	540,000	561,919
Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed, Series 2001B, 5.88%, 05/15/39	1,750,000	1,216,705
		1,778,624

See accompanying notes to financial statements.

2009 Semiannual Report

5

Statement of Investments (continued)

April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MASSACHUSETTS (5.4%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series D, 5.50%, 08/01/19	$1,000,000	$1,187,860
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Refunded, Series D 5.50%, 10/01/16	1,000,000	1,184,560
5.50%, 10/01/18	2,000,000	2,381,760
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Amherst College), Series K-2, 2.75%, 11/01/38	1,000,000	1,012,590
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology), Series A, 5.00%, 07/01/38	1,000,000	1,035,140
		6,801,910
MICHIGAN (3.8%)
Grand Rapids Building Authority General Obligation Unlimited Bonds, Refunded-Limited Tax, 5.00%, 08/01/20	900,000	955,512
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), 6.25%, 11/01/12	3,500,000	3,781,820
		4,737,332
MINNESOTA (0.4%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	531,740
MISSISSIPPI (0.9%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,101,960
MISSOURI (1.5%)
County of Jackson Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,541,473
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Unrefunded Balance, Series A, 6.55%, 07/01/14	330,000	329,983
		1,871,456
NEW HAMPSHIRE (0.8%)
New Hampshire Health & Educational Facilities Authority Revenue Bonds (University System), Series A, 5.00%, 07/01/23	1,000,000	1,033,740
NEW JERSEY (1.8%)
New Jersey State Turnpike Authority Revenue Bonds, Series 2005 C, 6.50%, 01/01/16	155,000	175,060
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded, Series 2005 C, 6.50%, 01/01/16	790,000	941,435
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,126,800
		2,243,295

	Shares or Principal Amount	Value
NEW YORK (9.1%)
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB-1, 0.35%, 06/15/39 (a)	$200,000	$200,000
New York City Transitional Finance Authority Revenue Bonds, Prerefunded-Future Tax, Series B, 5.75%, 11/15/19	795,000	846,238
New York City Transitional Finance Authority Revenue Bonds, Secured-Future Tax, Series D, 5.00%, 02/01/23	2,000,000	2,066,580
New York City Transitional Finance Authority Revenue Bonds, Series S-2, 4.50%, 01/15/31	3,000,000	2,689,740
New York City Transitional Finance Authority Revenue Bonds, Unrefunded-Future Tax, Series B, 5.75%, 11/15/19	205,000	218,212
New York Liberty Development Corp. Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	5,000,000	4,340,700
New York Local Government Assistance Corp. Revenue Bonds, Refunded, Series E, 6.00%, 04/01/14	1,000,000	1,121,420
		11,482,890
NORTH CAROLINA (0.4%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	435,000	435,418
PENNSYLVANIA (4.1%)
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	927,224
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	4,100,000	4,287,739
		5,214,963
SOUTH CAROLINA (2.3%)
City of Greenville Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,808,713
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A, 5.25%, 10/01/21	1,000,000	1,040,680
		2,849,393
TENNESSEE (2.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/26	4,000,000	3,308,960
TEXAS (18.5%)
City of San Antonio Revenue Bonds, Refunded, 5.00%, 05/15/25	1,000,000	1,019,950
Dallas Area Rapid Transit Revenue Bonds, Refunded, Sr. Lien, 5.00%, 12/01/36	2,000,000	2,016,220
Fort Bend Independent School District General Obligation Unlimited Bonds, 5.00%, 02/15/18	2,300,000	2,704,984

See accompanying notes to financial statements.

Semiannual Report 2009

6

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	$5,325,000	$6,166,190
Houston General Obligation Limited Bonds (Public Improvement), Series A-1, 5.00%, 03/01/19	2,000,000	2,126,980
Lower Colorado River Authority Revenue Bonds, Refunded, Jr. Lien, 6.00%, 01/01/17	1,245,000	1,520,643
Texas State General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,767,875
Texas State General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,237,499
Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/27	1,500,000	1,566,615
Wichita Falls Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,191,820
		23,318,776
UTAH (2.0%)
Utah Transit Authority Revenue Bonds, Refunded, Series A, 5.00%, 06/15/31	2,455,000	2,538,323
WASHINGTON (5.2%)
City of Seattle Revenue Bonds, Refunded, 5.13%, 03/01/26	1,000,000	1,011,970
King County General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,115,000
Seattle Municipal Light & Power Revenue Bonds, Refunded, 4.50%, 08/01/19	1,000,000	1,042,570
Seattle Washington, Water Systems Revenue, 5.00%, 02/01/26	1,000,000	1,051,970
Washington State General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,320,850
		6,542,360
Total Municipal Bonds		122,665,063
REPURCHASE AGREEMENT (1.3%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $1,640,015, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $1,672,911	1,640,015	1,640,015
Total Repurchase Agreements		1,640,015
Total Investments (Cost $122,957,055) (b)—98.7%		124,305,078

Other assets in excess of liabilities—1.3%		1,640,500
Net Assets—100.0%		$125,945,578

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2009.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
Administration of General Economic Program	0.8%	$1,012,590
Air, Water & Solid Waste Management	1.8%	2,191,820
Airports Flying Fields & Airport Transportation	0.8%	1,042,100
Cash	1.3%	1,640,015
Colleges & Universities	5.5%	6,829,944
Environmental Quality	0.3%	329,984
Facilities Support Services	1.6%	2,045,380
Finance, Taxation, & Monetary Policies	6.6%	8,264,487
General Obligation	33.6%	41,998,367
General Obligation—State	1.1%	1,320,850
Health Services	5.0%	6,166,190
Highway & Street Construction	4.7%	5,890,338
Hospitals	2.3%	2,893,816
Industrial Revenue	1.7%	2,066,580
Local & Suburban Transit	2.0%	2,538,323
Natural Gas Transmission	2.7%	3,308,960
Non Classifiable Establishments	1.6%	2,016,220
Regulation, Administration of Transportation	0.9%	1,116,495
Regulation, Administration of Utilities	1.7%	2,054,540
Single Family Housing	0.4%	435,418
Tobacco & Tobacco Products	4.9%	6,050,385
Transportation Services	1.3%	1,566,615
Transportation Services, N.E.C	6.3%	7,785,947
Urban & Community Development	3.5%	4,340,700
Water & Sewer	0.2%	200,000
Water, Sewer, and Utility Lines	7.4%	9,199,017

See accompanying notes to financial statements.

2009 Semiannual Report

7

Statement of Assets and Liabilities

April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund
Assets:
Investments, at value (cost $121,317,040)	$122,665,063
Repurchase agreements, at cost and value	1,640,015

Total Investments	124,305,078

Interest receivable	1,830,027
Receivable for capital shares issued	6,002
Receivable from adviser	30,097
Prepaid expenses and other assets	52,971

Total Assets	126,224,175

Liabilities:
Distributions payable	110,407
Accrued expenses and other payables:
Investment advisory fees	43,593
Fund administration and transfer agent fees	34,646
Distribution fees	6,410
Administrative services fees	853
Trustee fees	2,624
Printing fees	20,486
Legal fees	11,661
Compliance program costs	1,952
Other	45,965

Total Liabilities	278,597

Net Assets	$125,945,578

Represented by:
Capital	$123,496,705
Accumulated net investment income (loss)	(125,463)
Accumulated net realized gain (loss) on investment transactions	1,226,313
Net unrealized appreciation/depreciation on investments	1,348,023

Net Assets	$125,945,578

Net Assets:
Class A Shares	$8,783,074
Class B Shares	1,022,979
Class C Shares	4,600,286
Class D Shares	111,539,239

Total	$125,945,578

See accompanying notes to financial statements.

Semiannual Report 2009

8

Statement of Assets and Liabilities (concluded)

April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	892,634
Class B Shares	104,011
Class C Shares	468,612
Class D Shares	11,336,306

Total	12,801,563

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$9.84
Class B Shares (b)	$9.84
Class C Shares (c)	$9.82
Class D Shares	$9.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.28
Class D Shares	$10.30
Maximum Sales Charge:
Class A Shares	4.25%
Class D Shares	4.50%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2009 Semiannual Report

9

Statement of Operations

For the Six Months Ended April 30, 2009 (Unaudited)

Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$3,186,292

Total Income	3,186,292

Expenses:
Investment advisory fees	260,076
Fund administration and transfer agent fees	151,530
Distribution fees Class A	10,576
Distribution fees Class B	4,866
Distribution fees Class C	19,252
Distribution fees Class X(a)	141
Distribution fees Class Y(a)	7
Registration and filing fees	28,265
Printing fees	42,241
Trustee fees	12,265
Compliance program costs	6,408
Legal fees	40,157
Other	39,749

Total expenses	615,533

Earnings credit	(36)
Expenses reimbursed	(163,867)

Net Expenses	451,630

Net Investment Income (Loss)	2,734,662

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	1,226,313
Net change in unrealized appreciation/depreciation from investments	4,606,780

Net realized/unrealized gain (loss) from investments	5,833,093

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,567,755

(a) Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.

See accompanying notes to financial statements.

Semiannual Report 2009

10

Statements of Changes in Net Assets

	Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,734,662	$5,830,745
Net realized gain (loss) from investments transactions	1,226,313	56,334
Net change in unrealized appreciation/depreciation from investments	4,606,780	(9,438,168)

Change in net assets resulting from operations	8,567,755	(3,551,089)

Distributions to Shareholders From:
Net investment income:
Class A	(181,280)	(368,936)
Class B	(17,112)	(23,704)
Class C	(67,754)	(63,569)
Class D	(2,462,433)	(5,292,501)
Class X	(6,685)	(77,773)
Class Y	(324)	(3,931)
Net realized gains:
Class A	–	(118,095)
Class B	–	(8,493)
Class C	–	(20,074)
Class D	–	(1,606,717)
Class X	–	(27,793)
Class Y	–	(1,518)

Change in net assets from shareholder distributions	(2,735,588)	(7,613,104)

Change in net assets from capital transactions	(1,600,639)	(7,631,693)

Change in net assets	4,231,528	(18,795,886)

Net Assets:
Beginning of period	121,714,050	140,509,936

End of period	$125,945,578	$121,714,050

Accumulated net investment income (loss) at end of period	$(125,463)	$(124,537)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

11

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,236,869	$3,790,152
Dividends reinvested	131,479	366,254
Cost of shares redeemed(a)	(1,662,224)	(4,004,438)

Total Class A	706,124	151,968

Class B Shares
Proceeds from shares issued	246,931	400,494
Dividends reinvested	10,645	21,809
Cost of shares redeemed(a)	(168,229)	(141,883)

Total Class B	89,347	280,420

Class C Shares
Proceeds from shares issued	1,625,944	1,952,588
Dividends reinvested	18,492	14,201
Cost of shares redeemed(a)	(246,771)	(252,979)

Total Class C	1,397,665	1,713,810

Class D Shares
Proceeds from shares issued	2,207,192	1,974,812
Proceeds from conversion of Class X and Class Y shares(b)	210,826	–
Dividends reinvested	1,588,213	5,391,581
Cost of shares redeemed(a)	(5,717,840)	(16,848,579)

Total Class D	(1,711,609)	(9,482,186)

Class X Shares
Proceeds from shares issued	2,203	32,529
Dividends reinvested	6,472	98,163
Cost of shares redeemed(a)	(1,798,124)	(385,845)
Cost of shares converted to Class D shares(b)	(206,315)	–

Total Class X	(1,995,764)	(255,153)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	324	5,449
Cost of shares redeemed(a)	(82,215)	(46,001)
Cost of shares converted to Class D shares(b)	(4,511)	–

Total Class Y	(86,402)	(40,552)

Change in net assets from capital transactions:	$(1,600,639)	$(7,631,693)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

12

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	231,632	380,002
Reinvested	13,669	36,768
Redeemed	(173,991)	(402,147)

Total Class A Shares	71,310	14,623

Class B Shares
Issued	25,710	41,878
Reinvested	1,107	2,196
Redeemed	(17,429)	(14,821)

Total Class B Shares	9,388	29,253

Class C Shares
Issued	170,637	201,851
Reinvested	1,923	1,442
Redeemed	(25,700)	(25,603)

Total Class C Shares	146,860	177,690

Class D Shares
Issued	210,267	196,539
Issued in conversion of Class X and Class Y shares(b)	24,392	–
Reinvested	195,692	541,663
Redeemed	(630,789)	(1,695,354)

Total Class D Shares	(200,438)	(957,152)

Class X Shares
Issued	22	3,244
Reinvested	675	9,873
Redeemed	(175,949)	(39,025)
Redeemed in conversion to Class D shares(b)	(15,588)	–

Total Class X Shares	(190,840)	(25,908)

Class Y Shares
Reinvested	35	549
Redeemed	–	(4,575)
Redeemed in conversion to Class D shares(b)	(8,804)	–

Total Class Y Shares	(8,769)	(4,026)

Total change in shares:	(172,489)	(765,520)

(b) Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

13

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$9.38	0.20	0.46	0.66	(0.20)	–	(0.20)	$9.84
Year Ended October 31, 2008	$10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	$9.38
Year Ended October 31, 2007	$10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	$10.23
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.50
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	$10.49
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	–	(0.43)	$10.67
Class B Shares
Six Months Ended April 30, 2009*	$9.38	0.17	0.46	0.63	(0.17)	–	(0.17)	$9.84
Year Ended October 31, 2008	$10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	$9.38
Year Ended October 31, 2007	$10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.22
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.50
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	$10.48
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	–	(0.35)	$10.67
Class C Shares
Six Months Ended April 30, 2009*	$9.36	0.17	0.46	0.63	(0.17)	–	(0.17)	$9.82
Year Ended October 31, 2008	$10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	$9.36
Year Ended October 31, 2007	$10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.20
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.48
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	$10.46
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	–	(0.36)	$10.64
Class D Shares
Six Months Ended April 30, 2009*	$9.38	0.21	0.46	0.67	(0.21)	–	(0.21)	$9.84
Year Ended October 31, 2008	$10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	$9.38
Year Ended October 31, 2007	$10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	$10.23
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	$10.50
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	$10.48
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	–	(0.46)	$10.67

*	Unaudited
(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

14

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)

7.15%	$8,783	0.93%	4.26%	1.19%	21.54%
(3.22%)	$7,707	0.96%	4.10%	1.02%	8.07%
1.72%	$8,251	0.93%	4.13%	0.93%	39.25%
4.30%	$8,714	0.95%	4.12%	–	1.91%
1.98%	$10,054	0.98%	3.67%	–	3.70%
5.97%	$9,599	0.93%	4.10%	–	–

6.75%	$1,023	1.68%	3.51%	1.94%	21.54%
(3.84%)	$887	1.70%	3.38%	1.78%	8.07%
0.87%	$668	1.68%	3.38%	1.68%	39.25%
3.52%	$792	1.70%	3.37%	–	1.91%
1.19%	$602	1.73%	2.90%	–	3.70%
5.28%	$370	1.68%	3.36%	–	–

6.76%	$4,600	1.68%	3.51%	1.94%	21.54%
(3.85%)	$3,012	1.70%	3.40%	1.79%	8.07%
0.87%	$1,470	1.68%	3.38%	1.68%	39.25%
3.53%	$1,207	1.70%	3.38%	–	1.91%
1.30%	$1,211	1.73%	2.91%	–	3.70%
5.12%	$984	1.66%	3.32%	–	–

7.27%	$111,539	0.68%	4.52%	0.95%	21.54%
(2.96%)	$108,236	0.70%	4.37%	0.76%	8.07%
1.97%	$127,774	0.68%	4.37%	0.68%	39.25%
4.56%	$145,553	0.70%	4.37%	–	1.91%
2.24%	$162,139	0.72%	3.92%	–	3.70%
6.23%	$174,451	0.68%	4.35%	–	–

2009 Semiannual Report

15

Notes to Financial Statements

April 30, 2009 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Aberdeen Tax-Free Income Fund (the “Fund”).

2. Reorganization

The Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of the Nationwide Tax-Free Income Fund of Nationwide Mutual Funds (the “Predecessor Fund”) effective June 23, 2008. For financial statement purposes, the Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Predecessor Fund is included in these financial statements.

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

Security Valuation—Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

In 2009, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS157”), “Fair Value Measurements”. FAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. One key component of the implementation of FAS 157, included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Semiannual Report 2009

16

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Aberdeen Tax-Free Income Fund	–	–	124,305,078	–	–	–	124,305,078	–

*	Other financial instruments, if any, are derivative instruments not reflected in the Statement of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the investment.

Amounts listed as – are $0 or round to $0.

Repurchase Agreements—The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

Security Transactions and Investment Income—Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount which is on the effective interest method. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders—Distributions from net investment income, if any, are declared daily and paid monthly. For the Fund, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., distributions in excess of earnings and dividend reclassifications), are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

Federal Income Taxes—The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

Management determined that the adoption of the Interpretation did not have an impact on the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

2009 Semiannual Report

17

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Allocation of Expenses, Income, and Gains and Losses—Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to the Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For the Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class. Prior to June 23, 2008 all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund.

Earnings Credit—The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

Investment Advisor—Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Fund in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of the Fund’s assets to the subadviser to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Effective June 23, 2008, Credit Suisse Asset Management, LLC (the “Subadviser”) serves as Subadviser and manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

For services provided under the terms of the current Investment Advisory Agreement, the Fund pays the Adviser an annual management fee paid monthly based on average daily net assets of the Fund according to the following schedule:

Fee Schedule
Up to $250 million	0.425%
$250 million up to $1 billion	0.375%
On $1 billion and more	0.355%

From such fees, pursuant to the subadvisory agreement, the Subadviser received $165,739 for the period ended April 30, 2009.

Aberdeen entered into a written contract (“Expense Limitation Agreement”), with the Trust on behalf of the Fund that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding 0.93% for Class A, 1.68% for Class B, 1.68% for Class C and 0.68% for Class D until at least February 28, 2010; and 1.53% for Class X and Class Y until conversion to Class D shares on November 28, 2008.

Aberdeen may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursement for the Fund, based on expenses reimbursed by Aberdeen, is as follows:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Six Months Ended April 30, 2009 (Expires 10/31/12)	Total
Aberdeen Tax-Free Income Fund	$76,628	$163,867	$240,495

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

Semiannual Report 2009

18

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Fund Administration—Under the terms of the current Fund Administration Agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Fund will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Sub-Administrator, Transfer Agent and Fund Accountant—Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund, including Compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

Distributor— The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Fund to compensate AFD, as the Fund’s Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable series of the Trust (distribution or services fees);
•	1.00% of the average daily net assets of Class B and Class C shares for each applicable series of the Trust (0.25% service fees);
•

0.10% of the average daily net assets of Class X and Class Y shares for each applicable series of the Trust (service fees) for the period November 1, 2008 until conversion to Class D shares on November 28, 2008.

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSC”), ranging from 1% to 5%, imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B and Class X (for the period November 1, 2008 through November 28, 2008, the date of conversion to Class D shares) shares of the Series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C and Class Y (for the period November 1, 2008 through November 28, 2008, the date of conversion to Class D shares) shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50%. For the six months ended April 30, 2009, AFD retained commissions of $131,243 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X and Class Y shares (and certain Class A shares) of the Trust.

Under the terms of the current Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services to the shareholders of certain classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A and Class D shares of the Fund. During the six months ended April 30, 2009, the amount of expenses incurred under the terms of the Administrative Services Plan was $0.

2009 Semiannual Report

19

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

5. Short-Term Trading Fees

The Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2009 and the fiscal year ended October 31, 2008, the Fund did not have any contributions to capital due to collection of redemption fees.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009 were as follows:

Fund	Purchases	Sales
Aberdeen Tax-Free Income Fund	$25,869,876	$28,477,337

7. Portfolio Investment Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

Semiannual Report 2009

20

Notes to Financial Statements (concluded)

April 30, 2009 (Unaudited)

10. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for the Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Aberdeen Tax-Free Income Fund	$122,957,055	$5,776,845	$(4,428,822)	$1,348,023

11. Subsequent Events

On December 31, 2008, Aberdeen Asset Management PLC announced that it has entered into a definitive agreement to acquire certain fund management assets and businesses from Credit Suisse Group AG (“Credit Suisse”) (the “Transaction”). Certain affiliated advisers of Credit Suisse that manage open end funds (“Credit Suisse Funds”) are included in the Transaction. Five Credit Suisse Funds managed by advisers included in the Transaction are proposed to be reorganized into series of the Trust and Credit Suisse Fund shareholders are being asked to vote on these reorganizations. Pending Credit Suisse Fund shareholder approval, four Credit Suisse Funds would be reorganized into new series of the Trust and one Credit Suisse Fund would be reorganized into the Aberdeen International Equity Fund. As a result, the Trust has registered four new funds with the SEC, which, pending shareholder approval, would acquire the assets of the four Credit Suisse Funds.

12. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

2009 Semiannual Report

21

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008 and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 Investment April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,071.49	$4.78	0.93%
	Class B	$1,000.00	$1,067.45	$8.61	1.68%
	Class C	$1,000.00	$1,067.61	$8.61	1.68%
	Class D	$1,000.00	$1,072.71	$3.49	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 Investment[1] April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,020.18	$4.67	0.93%
	Class B	$1,000.00	$1,016.46	$8.43	1.68%
	Class C	$1,000.00	$1,016.46	$8.43	1.68%
	Class D	$1,000.00	$1,021.42	$3.41	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Semiannual Report 2009

22

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President and Secretary

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services     (formerly BISYS Fund Services Ohio, Inc.)

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0203-0609

SEMIANNUAL REPORT

ABERDEEN FUNDS GLOBAL SERIES

APRIL 30, 2009

Aberdeen China Opportunities Fund

Aberdeen Developing Markets Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Utilities Fund

Aberdeen International Equity Fund

Aberdeen Select Worldwide Fund

Letter to Shareholders	Page 1
Market Review	Page 2
Aberdeen China Opportunities Fund	Page 3
Aberdeen Developing Markets Fund	Page 7
Aberdeen Global Financial Services Fund	Page 12
Aberdeen Global Utilities Fund	Page 17
Aberdeen International Equity Fund	Page 21
Aberdeen Select Worldwide Fund	Page 26

Financial Statements	Page 31
Notes to Financial Statements	Page 56
Shareholder Expense Examples	Page 65

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeeninvestments.com. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 300 Barr Harbor Drive, West Conshohocken, PA 19428.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Adviser’s Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Letter to Shareholders

June 29, 2009

Dear Valued Shareholder:

This Semiannual Report for Aberdeen Funds covers the activities for the six-month period ended April 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets. This resulted in a sharp stock market rally on the back of some signs of recovery but, overall, still mainly negative returns for the period in question.

Clarity and consistency remain key

Throughout this period of financial turbulence, Aberdeen has remained committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Positioning Aberdeen Funds for the future

On June 30, 2009, Aberdeen Asset Management PLC is expected to close a transaction with Credit Suisse AG for the purchase of large parts of its global investors business. In the U.S., this entails the addition of four new mutual funds: Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund. In addition, assuming the reorganization is consummated as planned, the Aberdeen International Equity Fund will be enlarged from an acquisition of the Credit Suisse International Focus Fund. These new funds further expand and deepen the investment choices we are able to offer investors.

Looking ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries.

As presented on the following page, Shahreza Yusof, Aberdeen’s Head of U.S. Equities, provides a global market review and outlook. There remain concerns over the short-term economic outlook and, although many of the appropriate actions have been taken, recovery will need time to take proper effect.

Yours sincerely,

Gary R. Marshall

President

Aberdeen Funds

2009 Semiannual Report

Market Review

Shahreza Yusof, Head of Equities – U.S.

After steadily gaining momentum for more than a year, the worst global economic downturn since the Great Depression appeared to slow somewhat in the spring of 2009. The credit crunch that had dried up sources of lending and, consequently, prevented many consumers from purchasing homes or automobiles, showed signs of easing. The global equity markets, which had been reeling from a seemingly endless onslaught of news about failing banks and financial services firms and a multitude of government bailouts, rallied sharply amid the evidence of recovery. By the end of April, the MSCI World-ex. U.S. Index and the S&P 500 Index each had rebounded roughly 30% from the current bear-market troughs they had reached in early March.

Despite the upturn, most global equity markets still finished in negative territory for the six-month period ended April 30, 2009, with the developed-market MSCI World Index returning –5.09%. Conversely, emerging-markets stocks, as represented by the MSCI Emerging Markets Index, recorded a robust gain of 17.52%. Late in the semiannual period, investors became more optimistic about an economic recovery and the impact of China’s massive stimulus plan. The strength in the Brazil and Russia markets was attributable mainly to the increased demand for commodities.

Economic conditions remain tough and most likely will take more time to improve significantly. The weakness was widespread across countries and within individual sectors—particularly capital goods manufacturers, given the downturn in world trade. The tightened lending standards created a self-perpetuating cycle which ultimately triggered an aggressive policy response from governmental authorities worldwide. In the U.S., a $787 billion economic stimulus package includes a mix of targeted tax cuts, financial aid to state governments, and increased government spending. The Bank of England and the Bank of Japan have eased monetary policy in their respective countries by cutting interest rates. Additionally, we believe that China may be poised to lead the Asian region out of recession. China’s manufacturing Purchasing Managers Index has risen sharply, especially within the new orders component.

In the U.S. fixed income market, long-term U.S. Treasury securities, as measured by the Barclays Capital Long Treasury Index, provided considerably higher returns than municipal and corporate bonds in the last two months of 2008, and were the top performers for the overall semiannual period. However, in a reversal from the flight to quality that had continued throughout much of 2008, investors became less risk-averse in early 2009, lured by the considerably higher yields and relatively attractive valuations available in the municipal and corporate markets. Consequently, the latter two fixed income categories significantly outperformed the U.S. Treasury sector of the market for the first four months of the year.

The recent equity market rally has been sharp, quick and also rather concentrated among sectors. We have moved back from the ledge overlooking an economic abyss; and panic has subsided, if only temporarily. The rate of economic deceleration appears to be moderating and investor panic has subsided, leading equity markets increasingly to discount future growth. However, we are skeptical of any magical solution to return the economy quickly to a sustainable growth track. The recession eventually will end, but recovery will take time. As President Obama has noted, the U.S. economy (and indeed, the global economy) is similar to a “big ocean liner . . . not a speedboat,” and needs time to turn around.

In the current environment, we remain vigilant in our investment process. We employ bottom-up, fundamental analysis, which is characterized by intensive, first-hand research and disciplined company evaluation. We always seek to know our holdings thoroughly and strive to avoid overpaying for a stock. Therefore, we continue to closely monitor companies in which we invest as we strive to ensure that we have chosen good businesses that should survive this recession and prosper once the economy eventually resumes a sustainable growth trend.

Semiannual Report 2009

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A at NAV) returned 14.62% for the semiannual period ended April 30, 2009, versus 26.47% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of China Region Funds Average (consisting of 76 funds) was 23.24% for the same time period.

Since Aberdeen Asset Management Asia Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 8.18% for the four-month period ended April 30, 2009, versus the 13.83% return the MSCI Zhong Hua Index.

The China and Hong Kong equity markets rose sharply during the reporting period. Stocks began the period on a positive note, but trended lower in January and February. However, significant rallies in March and April more than compensated for the decline. The materials sector was the strongest performer, led by companies in the metals and mining, and construction subsectors. Many of these firms stand to benefit from China’s U.S.$586 billion stimulus package, which is largely devoted to infrastructure spending. Additionally, the consumer discretionary sector’s robust performance was attributable mainly to Beijing’s measures to revitalize domestic automobile demand. The utilities sector also posted a gain as confidence recovered amid signs of a pickup in economic activity.

The Fund’s lack of exposure to China Construction Bank Corp., Bank of China Ltd. and China Life Insurance Co. Ltd. detracted from performance for the period. Shares of the two mainland China-listed lenders rose due to a spike in loan disbursements, while the stock price of China Life Insurance has rallied since October 2008. We liquidated the positions in China Construction Bank and China Life Insurance after assuming management of the Fund in January, as we felt that there were more attractive alternatives elsewhere.

At the stock level, the top contributors to the relative return included semiconductor equipment manufacturer ASM Pacific Technology Ltd., which was buoyed by hopes that the technology sector may be on the mend. Shares of fabric producer Texwinca Holdings Ltd. rose on optimism about a possible recovery of the textile export sector in southern China. Our position in Yanlord Land Group Ltd. also enhanced performance. The property developer’s shares were aided by renewed confidence in the mainland’s residential property sector as well as its connection with Singapore’s GIC Real Estate Ltd., which eased concerns about its access to funds.

After assuming management responsibility for the Fund in January, we exited positions in companies that did not meet our strict criteria of business, management and balance sheet qualities. We established a new position in Hong Kong Exchanges and Clearing Ltd., which now derives the bulk of its turnover from the trading of Chinese companies listed in Hong Kong. We also initiated a holding in Li Ning Co. Ltd., a financially-sound and, in our view, well-managed, sports apparel retailer. The company’s strong domestic brand will provide the Fund with more direct exposure to mainland China’s consumer market.

The Fund’s largest individual stock weightings are in Jardine Strategic Holdings Ltd., Swire Pacific Ltd., and China Mobile. A Singapore-listed conglomerate with interests across the region spanning property, retail and auto, Jardine Strategic has a healthy business model, proven management and a strong balance sheet. Swire Pacific is a Hong Kong-listed industrial conglomerate with increasing exposure to the mainland through aviation, industrial and real estate businesses. Finally, China Mobile, the largest mobile telecommunications operator in an under-penetrated domestic environment, has maintained a healthy net cash position despite increased competition following restructuring in the sector.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign small and mid cap securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies. Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†	1 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	14.62%	(43.19%	)	12.56%	2.65%	1.91%
	w/sales charge[3]	7.98%	(46.47%	)	11.19%
Class B	w/o sales charge	14.12%	(43.61%	)	11.75%	3.38%	2.64%
	w/sales charge[4]	9.12%	(46.27%	)	11.47%
Class C	w/o sales charge	14.14%	(43.64%	)	11.71%	3.38%	2.64%
	w/sales charge[5]	13.14%	(44.17%	)	11.71%
Class R6	w/o sales charge	14.42%	(43.32%	)	12.23%	2.89%	2.15%
Institutional Service Class[6]	w/o sales charge	14.69%	(43.07%	)	12.80%	2.38%	1.64%
Institutional Class[6]	w/o sales charge	14.64%	(43.06%	)	12.85%	2.38%	1.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2009

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	97.4%
Repurchase Agreements	2.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Real Estate Management & Development	18.3%
Commercial Banks	12.9%
Industrial Conglomerates	9.3%
Oil, Gas & Consumable Fuels	9.1%
Wireless Telecommunication Services	6.4%
Hotels, Restaurants & Leisure	5.6%
Multiline Retail	4.4%
Semiconductors & Semiconductor Equipment	4.2%
Food & Staples Retailing	3.8%
Transportation Infrastructure	3.7%
Other	22.3%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	9.3%
China Mobile Ltd.	6.4%
Swire Pacific Ltd., Class B	5.8%
Standard Chartered PLC	4.8%
AEON Stores (Hong Kong) Co. Ltd.	4.4%
CNOOC Ltd.	4.4%
Hongkong & Shanghai Hotels Ltd. (The)	4.2%
ASM Pacific Technology Ltd.	4.2%
Wing Hang Bank Ltd.	4.1%
PetroChina Co. Ltd.	4.0%
Other	48.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Hong Kong	77.2%
China	18.1%
Singapore	2.1%
Other	2.6%
100.0%

2009 Semiannual Report

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.4%)
CHINA (18.1%)
Commercial Banks (1.4%) (a)
China Merchants Bank Co. Ltd.	271,500	$485,112
Leisure Equipment & Products (1.2%) (a)
Li Ning Co. Ltd.	200,000	409,305
Oil, Gas & Consumable Fuels (9.1%)
CNOOC Ltd. (a)	1,322,000	1,475,821
PetroChina Co. Ltd. (a)	1,562,000	1,361,435
PetroChina Co. Ltd. ADR	2,512	218,318
		3,055,574
Wireless Telecommunication Services (6.4%) (a)
China Mobile Ltd.	251,000	2,167,513
		6,117,504
HONG KONG (77.2%)
Commercial Banks (11.5%) (a)
Dah Sing Banking Group Ltd.	1,200,000	860,568
Standard Chartered PLC	108,000	1,625,823
Wing Hang Bank Ltd.	235,000	1,387,773
		3,874,164
Consumer Finance (3.5%) (a)
AEON Credit Service (Asia) Co. Ltd. (b)	1,500,000	693,251
Public Financial Holdings Ltd.	1,370,000	477,920
		1,171,171
Distributors (2.1%) (a)(b)
Intergrated Distribution Services Group Ltd.	606,000	709,652
Diversified Financial Services (1.1%) (a)
Hong Kong Exchanges & Clearing Ltd.	33,400	384,726
Diversified Telecommunication Services (2.3%) (b)
Asia Satellite Telecommunications Holdings Ltd.	680,000	776,536
Electric Utility (1.0%) (a)
CLP Holdings Ltd.	49,000	330,678
Food & Staples Retailing (3.8%)
Convenience Retail Asia Ltd. (b)	902,000	212,994
Dairy Farm International Holdings Ltd. (a)	199,800	1,073,365
		1,286,359
Hotels, Restraurants & Leisure (5.6%) (a)
Cafe De Coral Holdings Ltd.	250,000	464,156
Hongkong & Shanghai Hotels Ltd. (The)	1,867,000	1,416,334
		1,880,490
Industrial Conglomerates (9.3%) (a)
Jardine Strategic Holdings Ltd.	268,000	3,143,727
Marine (0.9%) (a)
Pacific Basin Shipping Ltd.	625,000	309,053
Multiline Retail (4.4%) (a)(b)
AEON Stores (Hong Kong) Co. Ltd.	1,180,000	1,492,120
Real Estate Management & Development (16.2%) (a)
Hang Lung Group Ltd.	365,000	1,336,823
Sun Hung Kai Properties Ltd.	123,000	1,271,585

	Shares or Principal Amount	Value
Swire Pacific Ltd., Class A	115,000	$898,971
Swire Pacific Ltd., Class B	1,340,000	1,963,010
		5,470,390
Road & Rail (3.5%) (a)
MTR Corp. Ltd.	465,000	1,177,043
Semiconductors & Semiconductor Equipment (4.2%) (a)
ASM Pacific Technology Ltd.	316,000	1,412,853
Specialty Retail (1.6%) (a)
Giordano International Ltd.	2,750,000	560,697
Textiles, Apparel & Luxury Goods (2.5%) (a)
Texwinca Holdings Ltd.	1,400,000	852,068
Transportation Infrastructure (3.7%) (a)
Hong Kong Aircraft Engineering Co. Ltd.	135,200	1,267,817
		26,099,542
SINGAPORE (2.1%) (a)
Real Estate Management & Development (2.1%)
Yanlord Land Group Ltd.	750,000	722,250
Total Common Stocks		32,939,297
REPURCHASE AGREEMENT (2.0%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $674,907, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $688,445	$674,907	674,907
Total Repurchase Agreements		674,907
Total Investments (Cost $36,103,312) (c)—99.4%		33,614,204

Other assets in excess of liabilities—0.6%		190,734
Net Assets—100.0%		$33,804,938

(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 11.5% of net assets.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2009

Aberdeen Developing Markets Fund (Unaudited)

The Aberdeen Developing Markets Fund (Class A at NAV) returned 8.82% for the semiannual period ended April 30, 2009, versus 17.52% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds Average (consisting of 634 funds) was 11.37% for the same time period.

Since Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned 10.58% for the four-month period ended April 30, 2009, versus the 17.85% return the MSCI Emerging Markets Index.

Global emerging markets stocks began the reporting period on a negative note as risk aversion rose in the aftermath of major bank collapses in the developed world. The sell-off gathered momentum as credit tightened and economic activity slowed, triggering recessionary fears worldwide. Later, a recovery in oil prices and a slew of stimulus measures, including G20 leaders’ promise of U.S. $1 trillion in aid to developing countries, boosted emerging markets, allowing them to stage huge rallies in March and April. Against this backdrop, cyclical stocks or sectors sensitive to global growth, such as industrials, materials and energy, were the best performers as investors increasingly believed that concerted fiscal stimulus would avert a global economic depression.

The Fund’s lack of exposure to China Life Insurance Co. Ltd. detracted from relative performance. The company’s share price has rallied since October, but we liquidated our position after assuming management of the Fund in January, as we felt that there were more attractive alternatives elsewhere. Other negative contributors included Mexican commercial bank Grupo Financiero Banorte SAB de CV, which came under pressure amid expectations of a rise in nonperforming loans and slower loan growth. Furthermore, first-quarter earnings results from Mexican chain store operator Organizacion Soriana S.A.B. de C.V. did not meet expectations amid concerns that domestic demand would remain subdued for longer than anticipated. We maintain the positions in Grupo Financiero Banorte and Organizacion Soriana.

The primary contributors to the Fund’s relative return included Russian oil producer Lukoil, which performed well in line with the rally in growth-sensitive stocks. Indonesian conglomerate PT Astra International Tbk also added to performance as the company’s first-quarter earnings improved, thanks to strength in its mining activities and equipment sales. Another strong performer was emerging markets lender Standard Chartered PLC, which reported good earnings results at a time when rivals continued to struggle. We feel that the company is sufficiently capitalized to weather the economic downturn.

After assuming management responsibility for the Fund in January, we exited positions in companies that did not meet our strict criteria of business, management and balance sheet qualities. We established a new position in Hong Kong Exchanges and Clearing Ltd., which now derives the bulk of its turnover from the trading of Chinese companies listed in Hong Kong.

The Fund’s largest individual stock weightings include China Mobile Ltd., Infosys Technologies Ltd. and Taiwan Semiconductor Manufacturing Co. (TSMC). China Mobile, mainland China’s largest mobile telecommunications operator, has maintained a healthy net cash position despite increased competition following restructuring in the sector. Infosys has evolved from a low-cost provider to one offering globally-competitive, value-added services. It is one of India’s best software developers and, in our view, has a capable management team and sound financial position. TSMC’s first-quarter sales rebounded amid strong orders from China, while its second-quarter sales are expected to remain strong on continued Chinese demand. Additionally, we feel that the company’s plan to maintain dividends demonstrates its commitment to shareholders.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

Aberdeen Developing Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†	1 Yr.		5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	8.82%	(49.93%	)	7.78%	6.26%	2.38%	1.86%
	w/sales charge[3]	2.61%	(52.81%	)	6.51%	5.54%
Class B	w/o sales charge	8.31%	(50.31%	)	7.02%	5.54%	2.94%	2.42%
	w/sales charge[4]	3.31%	(52.65%	)	6.76%	5.54%
Class C5,6	w/o sales charge	8.46%	(50.27%	)	7.06%	5.72%	2.94%	2.42%
	w/sales charge[7]	7.46%	(50.73%	)	7.06%	5.72%
Class R5,9	w/o sales charge	8.64%	(50.01%	)	7.61%	5.89%	2.69%	2.17%
Institutional Service Class[9]	w/o sales charge	8.90%	(49.77%	)	8.12%	6.63%	1.95%	1.43%
Institutional Class[8,9]	w/o sales charge	9.02%	(49.77%	)	8.12%	6.63%	1.94%	1.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2009

Aberdeen Developing Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Developing Markets Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	90.1%
Preferred Stocks	7.5%
Repurchase Agreements	1.8%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Commercial Banks	18.3%
Oil, Gas & Consumable Fuels	10.6%
Food & Staples Retailing	8.6%
Semiconductors & Semiconductor Equipment	8.1%
Real Estate Management & Development	7.3%
Construction Materials	6.5%
Wireless Telecommunication Services	5.4%
Information Technology Services	5.3%
Pharmaceuticals	4.9%
Specialty Retail	4.8%
Other	20.2%
100.0%

Top Holdings*
Infosys Technologies Ltd. ADR	5.3%
Samsung Electronics Co. Ltd., Preferred Shares	4.9%
China Mobile Ltd.	4.0%
Grasim Industries Ltd. GDR, Registered Shares	3.7%
Companhia Vale do Rio Doce ADR	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%
Banco Bradesco SA ADR	3.2%
Massmart Holdings Ltd.	3.2%
Richter Gedeon Nyrt.	3.1%
Petroleo Brasileiro SA ADR	3.1%
Other	62.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	16.2%
India	10.1%
Mexico	7.9%
China	7.0%
Republic of South Korea	7.0%
Hong Kong	6.3%
South Africa	5.4%
Thailand	4.9%
Turkey	4.8%
Taiwan	4.6%
Other	25.8%
100.0%

2009 Semiannual Report

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.1%)
BRAZIL (13.6%)
Commercial Banks (3.2%)
Banco Bradesco SA ADR	121,000	$1,485,880
Metals & Mining (3.4%)
Companhia Vale do Rio Doce ADR	111,726	1,533,998
Multiline Retail (2.3%)
Lojas Renner SA	114,000	1,035,794
Oil, Gas & Consumable Fuels (3.1%)
Petroleo Brasileiro SA ADR	52,000	1,402,960
Tobacco (1.6%)
Souza Cruz SA	35,000	746,180
		6,204,812
CHILE (1.9%)
Commercial Banks (1.9%)
Banco Santander Chile ADR	24,705	874,804
CHINA (7.0%) (a)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd.	1,573,200	1,371,197
Wireless Telecommunication Services (4.0%)
China Mobile Ltd.	210,600	1,818,638
		3,189,835
HONG KONG (6.3%) (a)
Diversified Financial Services (0.4%)
Hong Kong Exchanges & Clearing Ltd.	15,900	183,148
Real Estate Management & Development (5.9%)
Hang Lung Group Ltd.	377,000	1,380,774
Swire Pacific Ltd., Class B	880,000	1,289,141
		2,669,915
		2,853,063
HUNGARY (3.1%) (a)
Pharmaceuticals (3.1%)
Richter Gedeon Nyrt.	11,000	1,437,603
INDIA (10.1%)
Commercial Banks (1.1%)
ICICI Bank Ltd. ADR	24,000	495,120
Construction Materials (3.7%) (b)
Grasim Industries Ltd. GDR, Registered Shares	48,000	1,710,720
Information Technology Services (5.3%)
Infosys Technologies Ltd. ADR	78,433	2,416,521
		4,622,361
INDONESIA (2.3%) (a)
Automobiles (2.3%)
PT Astra International Tbk	620,000	1,046,132

	Shares or Principal Amount	Value
ISRAEL (3.5%)
Pharmaceuticals (1.8%)
Teva Pharmaceutical Industries Ltd. ADR	18,500	$811,965
Software (1.7%)
Checkpoint Software Technologies Ltd.*	33,335	772,372
		1,584,337
ITALY (2.0%)
Energy Equipment & Services (2.0%)
Tenaris SA ADR	36,000	900,720
MALAYSIA (3.0%) (a)
Commercial Banks (3.0%)
Bumiputra Commerce Holdings Bhd	236,400	532,576
Public Bank Bhd	355,500	857,077
		1,389,653
MEXICO (7.9%)
Beverages (2.9%)
Fomento Economico Mexicano SAB de CV ADR	47,000	1,330,570
Commercial Banks (2.3%)
Grupo Financiero Banorte SAB de CV	686,812	1,060,387
Food & Staples Retailing (1.5%)
Organizacion Soriana SAB de CV, Class B*	392,000	697,564
Transportation Infrastructure (1.2%)
Grupo Aeroportuario del Sureste SAB de CV ADR	17,000	527,000
		3,615,521
PHILIPPINES (2.5%) (a)
Commercial Banks (1.1%)
Bank of the Philippine Islands	625,000	509,006
Real Estate Management & Development (1.4%)
Ayala Land, Inc.	4,700,000	620,673
		1,129,679
REPUBLIC OF SOUTH KOREA (2.1%) (a)
Food & Staples Retailing (2.1%)
Shinsegae Co. Ltd.	2,660	949,618
Machinery (0.0%)
Hanjin Heavy Industries & Construction Co. Ltd.	164	4,589
		954,207
RUSSIAN FEDERATION (2.4%) (a)
Oil, Gas & Consumable Fuels (2.4%)
LUKOIL ADR	25,000	1,097,060
SOUTH AFRICA (5.4%) (a)
Food & Staples Retailing (3.2%)
Massmart Holdings Ltd.	167,800	1,450,288
Specialty Retail (2.2%)
Truworths International Ltd.	252,000	1,007,021
		2,457,309

See accompanying notes to financial statements.

Semiannual Report 2009

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
TAIWAN (4.6%) (a)
Semiconductors & Semiconductor Equipment (3.2%)
Taiwan Semiconductor Manufacturing Co. Ltd.	879,909	$1,489,762
Wireless Telecommunication Services (1.4%)
Taiwan Mobile Co. Ltd.	400,000	631,950
		2,121,712
THAILAND (4.9%) (a)
Construction Materials (2.8%)
Siam Cement Public Co. Ltd. (The)	366,000	1,260,278
Oil, Gas & Consumable Fuels (2.1%) (b)
PTT Exploration & Production Public Co. Ltd., Foreign Shares	330,000	959,968
		2,220,246
TURKEY (4.8%) (a)
Commercial Banks (3.0%)
Akbank T.A.S.	350,000	1,354,299
Food & Staples Retailing (1.8%)
BIM Birlesik Magazalar A.S.	31,000	848,247
		2,202,546
UNITED KINGDOM (2.7%) (a)
Commercial Banks (2.7%)
Standard Chartered PLC	80,000	1,237,161
Total Common Stocks		41,138,761
PREFERRED STOCKS (7.5%)
BRAZIL (2.6%)
Specialty Retail (2.6%)
Ultrapar Participacoes SA, Preferred Shares	43,000	1,203,363
REPUBLIC OF SOUTH KOREA (4.9%) (a)
Semiconductors & Semiconductor Equipment (4.9%)
Samsung Electronics Co. Ltd., Preferred Shares	8,600	2,225,996
Total Preferred Stocks		3,429,359

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.8%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $813,876, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $830,201	$813,876	$813,876
Total Repurchase Agreements		813,876
Total Investments (Cost $46,095,411) (c)—99.4%		45,381,996

Other assets in excess of liabilities—0.6%		259,096
Net Assets—100.0%		$45,641,092

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 5.8% of net assets as of April 30, 2009.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2009 Semiannual Report

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV) returned –14.57% for the semiannual period ended April 30, 2009, versus –14.83% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 39 funds) was –9.59% for the same time period.

For most of the reporting period, shares of financial companies fell sharply amid the ongoing credit crunch and economic recession before leading the global equity rally in March and April. The financials sector benefited from positive earnings news for several large commercial banks and diversified financial services companies. However, the upturn served only to reduce the losses that these stocks incurred during the semiannual period. Although each industry within the MSCI World Financials Index lost ground during the period, the real estate management and development segment posted the smallest decline, as shares of several Asian real estate companies recorded significant gains.

Fund performance for the period benefited from stock selection in the capital markets and commercial banks subsectors. Among individual stock holdings, the Fund’s relatively large exposure to Standard Chartered PLC, a UK-domiciled commercial bank which operates in Asia, enhanced performance. The company has had far fewer credit problems than most other large banks have encountered. Our position in Vienna Insurance Group, an Austrian multi-lines insurer, benefited performance as the company continued to increase its earnings in the face of a slowing economy. The holding in BM&F Bovespa SA, the operator of the Sao Paulo Stock Exchange in Brazil, also was a positive contributor. The stock posted a robust gain due primarily to a strong recovery in equity and interest rate trading volumes.

Security selection in the consumer finance segment hampered performance. Regarding individual stock positions, the most notable detractors from performance were Zions Bancorporation, a Utah-based commercial bank; Orix Corp., a Japanese consumer finance company; and Commonwealth Bank of Australia (CBA), a commercial bank. Zions Bancorporation’s stock price declined—along with those of many stocks in the commercial banking segment of the financials sector—amid investors’ concerns regarding the credit quality of the banks’ assets and rising loan delinquencies and defaults. We exited our position in the stock in February 2009. Shares of Orix fell as a result of investors’ fears about its real estate holdings and rollover of short-term debt. CBA’s stock performance lagged due to concerns over asset quality in its corporate loan book. We sold our shares in Orix and CBA and are focusing on what we believe are better investment opportunities.

The volatile environment provided the Fund with numerous investment opportunities. Standard Chartered has become a top holding due to robust growth prospects from its Asian markets, strong balance sheet and attractive valuation. The Fund also raised exposure in non-Japan Asia with purchases of QBE Insurance Group Ltd., Australia’s largest insurer, and Sun Hung Kai Properties, a leading Hong Kong property developer. New U.S. holdings include Wintrust Financial Corp., a small Illinois-based bank, and Macerich Co., a mall real estate investment trust. We exited positions in several Japanese companies, including multi-lines insurers Tokio Marine Holdings Inc. and Mitsui Sumitomo Insurance Group Holdings, Inc., because of their deteriorating profit outlooks. We sold our shares in Barclays PLC, a UK-based global financial services provider, and ING Groep NV, a Dutch insurer, on concerns about their balance sheets. Additionally, several U.S. positions were closed, including regional banks BB&T Corp. and PNC Corp., as well as Toronto Dominion Bank in Canada. The number of holdings in the Fund has declined somewhat as we consolidated some positions into shares of companies for which we hold higher conviction.

The Fund’s largest stock positions include Standard Chartered PLC; BNP Paribas SA, an international banking company domiciled in France; and U.S.-based JPMorgan Chase & Co. We believe that Standard Chartered is in a strong position to weather the financial crisis. In our view, BNP Paribas is well-positioned as the company’s core bank should have manageable credit costs, and its investment banking business should stabilize as competition decreases. JPMorgan Chase & Co. may be able to take market share from weaker competitors, and we believe it will be among the first companies to repay funds obtained through the U.S. Treasury’s Troubled Asset Relief Program (TARP).

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2009

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Returns[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(14.57%	)	(45.95%	)	(4.98%	)	0.31%	1.85%	1.52%
	w/sales charge[3]	(19.51%	)	(49.04%	)	(6.09%	)	(0.50%)
Class B	w/o sales charge	(14.80%	)	(46.30%	)	(5.64%	)	(0.41%)	2.52%	2.19%
	w/sales charge[4]	(19.05%	)	(48.95%	)	(5.93%	)	(0.41%)
Class C5	w/o sales charge	(14.96%	)	(46.37%	)	(5.67%	)	(0.43%)	2.52%	2.19%
	w/sales charge[6]	(15.81%	)	(46.90%	)	(5.67%	)	(0.43%)
Class R7,9	w/o sales charge	(14.71%	)	(46.03%	)	(5.17%	)	(0.05%)	2.04%	1.71%
Institutional Service Class[9]	w/o sales charge	(14.37%	)	(45.76%	)	(4.70%	)	0.58%	1.52%	1.19%
Institutional Class[8,9]	w/o sales charge	(14.49%	)	(45.84%	)	(4.73%	)	0.56%	1.52%	1.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2009 Semiannual Report

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International World Financials (MSCI World Financials) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	97.3%
Repurchase Agreements	0.9%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries
Insurance	31.3%
Commercial Banks	29.0%
Capital Markets	10.8%
Diversified Financial Services	10.1%
Real Estate Management & Development	6.2%
Consumer Finance	5.1%
Information Technology Services	2.1%
Real Estate Investment Trust (REIT)	1.7%
Internet Software & Services	1.0%
Other	2.7%
100.0%

Top Holdings*
Standard Chartered PLC	5.0%
BNP Paribas	5.0%
JPMorgan Chase & Co.	4.7%
Royal Bank of Canada	4.3%
Vienna Insurance Group	4.2%
QBE Insurance Group Ltd.	3.8%
Zurich Financial Services AG	3.6%
Goldman Sachs Group, Inc. (The)	3.4%
Sun Hung Kai Properties Ltd.	3.4%
Visa, Inc., Class A	3.2%
Other	59.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	44.8%
France	7.9%
United Kingdom	7.0%
Switzerland	4.6%
Canada	4.3%
Austria	4.2%
Bermuda	4.0%
Japan	4.0%
Australia	3.8%
Hong Kong	3.4%
Other	12.0%
100.0%

Semiannual Report 2009

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
AUSTRALIA (3.8%) (a)
Insurance (3.8%)
QBE Insurance Group Ltd.	88,065	$1,392,257
AUSTRIA (4.2%) (a)
Insurance (4.2%)
Vienna Insurance Group*	39,312	1,532,312
BERMUDA (4.0%)
Insurance (4.0%)
Aspen Insurance Holdings Ltd.	36,800	867,744
PartnerRe Ltd.	8,700	593,253
		1,460,997
BRAZIL (2.8%)
Diversified Financial Services (2.8%)
BM&F BOVESPA SA	243,647	1,003,213
CANADA (4.3%)
Commercial Banks (4.3%)
Royal Bank of Canada	43,994	1,559,888
FRANCE (7.9%) (a)
Commercial Banks (5.0%)
BNP Paribas	34,421	1,811,767
Insurance (2.9%)
AXA SA*	64,181	1,078,179
		2,889,946
GREECE (1.3%) (a)
Commercial Banks (1.3%)
National Bank of Greece SA	23,171	481,785
HONG KONG (3.4%) (a)
Real Estate Management & Development (3.4%)
Sun Hung Kai Properties Ltd.	121,000	1,250,909
ITALY (1.4%) (a)
Commercial Banks (1.4%)
Intesa Sanpaolo SpA	160,000	509,657
JAPAN (4.0%) (a)
Commercial Banks (1.2%)
Bank of Yokohama Ltd. (The)	105,000	445,341
Real Estate Management & Development (2.8%)
Mitsubishi Estate Co. Ltd.	76,920	1,005,637
		1,450,978
SINGAPORE (1.8%) (a)
Commercial Banks (1.8%)
United Overseas Bank Ltd.	86,000	663,220
SPAIN (2.9%) (a)
Commercial Banks (2.9%)
Banco Bilbao Vizcaya Argentaria SA	97,752	1,059,236

	Shares or Principal Amount	Value
SWITZERLAND (4.6%) (a)
Capital Markets (1.0%)
Bank Sarasin & Cie AG*	15,000	$357,680
Insurance (3.6%)
Zurich Financial Services AG	7,028	1,306,418
		1,664,098
UNITED KINGDOM (7.0%) (a)
Commercial Banks (5.0%)
Standard Chartered PLC	117,541	1,817,714
Insurance (2.0%)
Aviva PLC	164,037	754,998
		2,572,712
UNITED STATES (43.9%)
Capital Markets (9.8%)
Charles Schwab Corp. (The)	54,080	999,399
Goldman Sachs Group, Inc. (The)	9,820	1,261,870
Invesco Ltd.	22,570	332,230
State Street Corp.	29,500	1,006,835
		3,600,334
Commercial Banks (6.1%)
Bank of the Ozarks, Inc.	28,260	701,696
CapitalSource, Inc.	31,800	98,262
TCF Financial Corp.	25,990	361,521
Wells Fargo & Co.	42,400	848,424
Wintrust Financial Corp.	13,200	224,400
		2,234,303
Consumer Finance (5.1%)
Capital One Financial Corp.	40,280	674,287
Visa, Inc., Class A	18,140	1,178,374
		1,852,661
Diversified Financial Services (7.3%)
IntercontinentalExchange, Inc.*	7,360	644,736
JPMorgan Chase & Co.	52,540	1,733,820
Nasdaq OMX Group (The)*	14,200	273,066
		2,651,622
Information Technology Services (2.1%)
Alliance Data Systems Corp.*	18,100	757,847
Insurance (10.8%)
Aflac, Inc.	16,270	470,040
Hanover Insurance Group, Inc. (The)	27,540	825,649
HCC Insurance Holdings, Inc.	35,950	859,924
MetLife, Inc.	36,820	1,095,395
Reinsurance Group of America, Inc.	22,340	710,189
		3,961,197
Internet Software & Services (1.0%)
Solera Holdings, Inc.*	16,530	377,214

See accompanying notes to financial statements.

2009 Semiannual Report

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
Real Estate Investment Trust (REIT) (1.7%)
Health Care REIT, Inc.	10,840	$369,319
Macerich Co. (The)	14,000	245,420
		614,739
		16,049,917
Total Common Stocks		35,541,125
REPURCHASE AGREEMENT (0.9%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $338,644, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $345,437	$338,644	338,644
Total Repurchase Agreements		338,644
Total Investments (Cost $41,634,594) (b)—98.2%		35,879,769

Other assets in excess of liabilities—1.8%		657,969
Net Assets—100.0%		$36,537,738

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2009

Aberdeen Global Utilities Fund (Unaudited)

The Aberdeen Global Utilities Fund (Class A at NAV) returned –6.30% for the semiannual period ended April 30, 2009, versus –9.41% for its benchmark, a blend of 60% MSCI World Telecomm IndexSM, and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Utility Funds Average (consisting of 104 funds) was –7.47% for the same time period.

Since Aberdeen Asset Management Investment Services Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned –12.18% for the four-month period ended April 30, 2009, versus the –11.25% return of the Fund’s Index.

During the reporting period, utilities and telecommunication services were the two worst- performing sectors, lagging the MSCI World Index, which fell 1.80%. In January and February, equity markets fell sharply as the severe deterioration of the global economy triggered major sell-offs. Defensive sectors such as utilities and telecommunications fared relatively well as risk aversion increased. Thereafter, equity markets rallied strongly as hopes grew that an end to the global recession was in sight. Aggressive fiscal stimulus and monetary easing by governments helped bring some stability and restore confidence in the global financial system. Better-than-expected results from U.S. banks also boosted sentiment. Toward the end of the period, investors appeared to brush aside concerns about the quality of corporate earnings and weak economic data. They instead chose to focus on the positives, such as the measures by G20 leaders, who pledged more than U.S. $1 trillion in aid, and new accounting standards that gave banks more flexibility to deal with toxic assets. Against this backdrop, a low-quality cyclical stock rally gathered momentum, resulting in a wide disparity in performance across sectors.

At a stock level, our holding in Spanish utility Union Fenosa SA detracted the most from performance for the four-month period. The stock price tumbled after the parent company, Gas Natural SDG SA, which holds a 95% stake in Union Fenosa, said it would acquire the remainder at a significant discount. The Fund’s lack of exposure to U.S. wireless operator Sprint Nextel Corp. also had a negative impact as the share price rose sharply following speculation that cable companies Comcast Corp. and Time Warner Inc. may acquire the company’s wireless assets. The company also posted a smaller-than-expected fourth-quarter loss. Another holding that hurt performance was France Telecom SA, as stagnating business growth in developing markets had a negative effect on the company’s first-quarter earnings. We maintain positions in all three stocks.

The top individual contributors to performance were Brazilian telecommunications provider Telecomunicacoes de Sao Paolo (Telesp) and cellular operator Taiwan Mobile Co. Ltd. Telesp experienced growing broadband and pay-TV demand, while Taiwan Mobile’s first-quarter earnings came in slightly ahead of its own guidance because of cost-saving efforts. Although they specialize in different market segments and operate in different regions, both companies have strong cash flows and stable dividend yields. German utility group E.ON AG also enhanced the relative return, as the company benefited from its strong cash-generating business. E.ON’s management has a sound track record of rejecting what we believe are overpriced deals.

Since taking over the portfolio in January, the investment team has sold 32 holdings and introduced seven stocks in which we have more conviction: Belgacom SA of Belgium; China Mobile Ltd., Italy’s Hera S.p.A.; Portugal Telecom SGPS SA; Taiwan Mobile; Telesp; and Telus Corp. of Canada. We are comfortable with the management of these companies, which meet our quality and balance sheet criteria. We also added to some existing holdings. The portfolio now holds fewer securities but remains well diversified geographically.

The Fund’s largest holdings include Spain’s Telefonica SA, which has solid fundamentals and, in our view, prudent management. We feel that Telefonica’s effective cost controls and financial flexibility leave it well-positioned to weather the current challenging conditions in its home market and enable the company to grow its business in Latin America and Europe.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Global Utilities Composite Index is a comparative composite performance index which consists of 60% of the MSCI World Telecom Index and 40% of the MSCI World Utilities Index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in utilities and utility-related industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

Aberdeen Global Utilities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(6.30%	)	(36.13%	)	5.49%	3.07%	2.21%	1.52%
	w/sales charge[3]	(11.73%	)	(39.79%	)	4.23%	2.24%
Class B	w/o sales charge	(6.46%	)	(36.52%	)	4.75%	2.34%	2.82%	2.13%
	w/sales charge[4]	(10.93%	)	(39.50%	)	4.48%	2.34%
Class C5	w/o sales charge	(6.51%	)	(36.53%	)	4.74%	2.34%	2.82%	2.13%
	w/sales charge[6]	(7.40%	)	(37.13%	)	4.74%	2.34%
Class R7,9	w/o sales charge	(6.32%	)	(36.14%	)	5.25%	2.70%	2.33%	1.64%
Institutional Service Class[9]	w/o sales charge	(6.05%	)	(35.89%	)	5.79%	3.36%	1.82%	1.13%
Institutional Class[8,9]	w/o sales charge	(6.05%	)	(35.89%	)	5.79%	3.35%	1.82%	1.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2009

Aberdeen Global Utilities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services (MSCI World Telecom) IndexSM, Morgan Stanley Capital International World Utilities (MSCI World Utilities) IndexSM, Global Utilities Composite Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Telecommunications IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Service Index and 40% MSCI World Utilities Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	95.8%
Repurchase Agreements	3.0%
Other assets in excess of liabilities	1.2%
100.0%

Top Countries
United States	21.1%
United Kingdom	14.5%
Spain	13.0%
France	10.1%
Germany	9.6%
Brazil	5.5%
Japan	4.9%
Taiwan	4.1%
Netherlands	3.9%
China	3.6%
Singapore	2.3%
Italy	1.9%
Portugal	1.5%
Belgium	1.4%
Canada	1.4%
Other	1.2%
100.0%

Top Industries
Diversified Telecommunication Services	40.3%
Electric Utilities	24.7%
Wireless Telecommunication Services	17.8%
Multi-Utilities	9.9%
Gas Utilities	3.1%
Other	4.2%
100.0%

Top Holdings*
Telefonica SA	8.0%
France Telecom SA	7.0%
E. ON AG	6.8%
Vodafone Group PLC	6.2%
Telesp — Telecomunicacoes de Sao Paulo SA, ADR	5.5%
AT&T, Inc.	4.9%
Verizon Communications, Inc.	4.4%
FPL Group, Inc.	4.3%
Taiwan Mobile Co. Ltd.	4.1%
Koninklijke KPN NV	3.9%
Other	44.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Global Utilities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.8%)
BELGIUM (1.4%) (a)
Diversified Telecommunication Services (1.4%)
Belgacom SA	6,000	$174,379
BRAZIL (5.5%)
Diversified Telecommunication Services (5.5%)
Telesp — Telecomunicacoes de Sao Paulo SA, ADR	30,600	663,714
CANADA (1.4%)
Diversified Telecommunication Services (1.4%)
Telus Corp.	6,700	163,709
CHINA (3.6%) (a)
Wireless Telecommunication Services (3.6%)
China Mobile Ltd.	50,000	431,776
FRANCE (10.1%) (a)
Diversified Telecommunication Services (7.0%)
France Telecom SA	37,803	839,095
Gas Utility (3.1%)
GDF Suez	10,311	370,253
		1,209,348
GERMANY (9.6%) (a)
Electric Utility (6.8%)
E. ON AG	24,500	822,246
Multi-Utilities (2.8%)
RWE AG	4,670	336,353
		1,158,599
ITALY (1.9%) (a)
Multi-Utilities (1.9%)
Hera SpA	115,400	232,049
JAPAN (4.9%) (a)
Electric Utility (1.0%)
Tokyo Electric Power Co., Inc. (The)	5,100	119,494
Wireless Telecommunication Services (3.9%)
KDDI Corp.	44	197,909
NTT DoCoMo, Inc.	191	266,574
		464,483
		583,977
NETHERLANDS (3.9%) (a)
Diversified Telecommunication Services (3.9%)
Koninklijke KPN NV	38,570	463,627
PORTUGAL (1.5%) (a)
Diversified Telecommunication Services (1.5%)
Portugal Telecom SGPS SA	24,000	182,971
SINGAPORE (2.3%) (a)
Diversified Telecommunication Services (2.3%)
Singapore Telecommunications Ltd.	159,000	273,354
Diversified Telecommunication Services (8.0%)
Telefonica SA	51,000	966,100

	Shares or Principal Amount	Value
SPAIN (13.0%) (a)
Electric Utilities (5.0%)
Iberdrola SA	54,950	$432,653
Union Fenosa SA	17,307	163,972
		596,625
		1,562,725
TAIWAN (4.1%) (a)
Wireless Telecommunication Services (4.1%)
Taiwan Mobile Co. Ltd.	313,000	494,500
UNITED KINGDOM (14.5%) (a)
Electric Utilities (4.6%)
National Grid PLC	35,000	290,706
Scottish & Southern Energy PLC	16,096	262,225
		552,931
Multi-Utilities (3.7%)
Centrica PLC	131,700	440,185
Wireless Telecommunication Services (6.2%)
Vodafone Group PLC	405,500	745,066
		1,738,182
UNITED STATES (18.1%)
Diversified Telecommunication Services (9.3%)
AT&T, Inc.	23,200	594,384
Fairpoint Communications, Inc.	702	730
Verizon Communications, Inc.	17,300	524,882
		1,119,996
Electric Utilities (7.3%)
Entergy Corp.	1,650	106,871
FPL Group, Inc.	9,690	521,225
PPL Corp.	8,400	251,244
		879,340
Multi-Utilities (1.5%)
CenterPoint Energy, Inc.	16,450	175,028
		2,174,364
Total Common Stocks		11,507,274
REPURCHASE AGREEMENT (3.0%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $353,597, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 -05/27/09; total market value of $360,690	$353,597	353,597
Total Repurchase Agreements		353,597
Total Investments (Cost $16,174,944) (b)—98.8%		11,860,871

Other assets in excess of liabilities—1.2%		147,861
Net Assets—100.0%		$12,008,732

(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2009

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A at NAV) returned –5.92% for the semiannual period ended April 30, 2009, versus 1.31% for its benchmark, MSCI AC World ex-U.S. Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of International Large-Cap Growth Funds Average (consisting of 183 funds) was –3.46% for the same time period.

Since Aberdeen Asset Management Investment Services Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned –4.67% for the four-month period ended April 30, 2009, versus the 1.67% return of the Fund’s Index.

Global equity markets declined modestly overall during the reporting period, as a sharp downturn in the first two months of 2009 was followed by a recovery in March and April. Increasing concerns that the world economy was heading into a depression weighed on markets early in the period, but aggressive government stimulus measures later raised hopes that such a scenario would be avoided. This period contrasted with the sharp plunge in global equity prices in September and October 2008 following the insolvency of a large number of banks in the US and Europe. At a sector level, information technology was among the best performers, led by computer and communications equipment manufacturers. The materials sector also outperformed amid expectations that massive government infrastructure spending would boost demand.

At the stock level, our holding in Japan financial services conglomerate Orix Corp. hindered performance as the stock price fell following the company’s announcement that it would issue convertible bonds to bolster its financial base, raising fears that the value of existing shares may be diluted. Our position in UK building supplies distributor Wolseley PLC was a detractor as the company’s foreign currency debt swelled following the slide in the British pound. Shares of Takeda Pharmaceutical Co. Ltd. of Japan fell after U.S. regulators delayed the launch of its new diabetes drug. Nonetheless, we believe that the company’s ample financial assets give it room for acquisitions and in-licensing deals. We maintain positions in all three stocks.

The main positive contributors to performance for the period included non-benchmark holdings Taiwan Semiconductor Manufacturing Co. (TSMC) and Brazilian oil and gas exploration company Petroleo Brasileiro SA (Petrobras). Shares of TSMC performed well due to expectations of better-than-forecast first-quarter earnings resulting from strong orders from China. Petrobras benefited from a recovery in oil prices. The Fund’s exposure to Sweden’s Nordea Bank enhanced performance as the company raised €2.5 billion (roughly U.S.$3.4 billion) in an oversubscribed rights issue, which boosted investor confidence.

After we assumed responsibility for the Fund in January, we liquidated positions in companies that did not meet our strict criteria of business, management and balance sheet qualities. These sales included Japan’s Orix, the UK’s Wolseley, and Germany-based Commerzbank AG following its acquisition of Dresdner Bank. Conversely, we established new positions in U.S. oil and natural gas company EOG Resources Inc., which we believe has an impressive management team and superior production growth; PetroChina Co., a Chinese oil and gas exploration and marketing company which stands to benefit from the growth in domestic consumption; and Royal Dutch Shell PLC, which is trading at a historically low book value. We also purchased shares of U.S. oilfield services provider Schlumberger Ltd., Shin-Etsu Chemical Co. Ltd. of Japan, and U.S. food products manufacturer Kraft Foods Inc.

The Fund’s largest individual stock weightings are in Eni S.p.A, Petrobras and Zurich Financial Services. Eni is an Italian integrated oil and gas company that is notable among its peers for its large-scale gas and power business. Petrobras holds vast reserves, has increased production capacity and has found substantial new sources of oil. Zurich, Switzerland’s largest insurer, appears to be well-positioned to benefit from the changing insurance landscape in Germany, where auto insurance increasingly is being purchased via the internet and Zurich is the leading online brand.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2009 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.	Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(5.92%	)	(46.97%	)	5.02%	(0.49%	)	1.73%	1.55%
	w/sales charge[3]	(11.32%	)	(50.02%	)	3.78%	(1.17%	)
Class B	w/o sales charge	(6.19%	)	(47.35%	)	4.28%	(1.20%	)	2.42%	2.24%
	w/sales charge[4]	(10.88%	)	(49.97%	)	3.94%	(1.20%	)
Class C5,6	w/o sales charge	(6.16%	)	(47.31%	)	4.29%	(1.14%	)	2.42%	2.24%
	w/sales charge[7]	(7.10%	)	(47.83%	)	4.29%	(1.14%	)
Class R5,9	w/o sales charge	(5.93%	)	(47.05%	)	4.81%	(0.90%	)	1.95%	1.77%
Institutional Service Class[9]	w/o sales charge	(5.71%	)	(46.75%	)	5.35%	(0.19%	)	1.42%	1.24%
Institutional Class[8,9]	w/o sales charge	(5.73%	)	(46.81%	)	5.32%	(0.20%	)	1.42%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2009

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	99.3%
Preferred Stocks	3.7%
Repurchase Agreements	0.5%
Liabilities in excess of other assets	(3.5%	)
	100.0%

Top Industries
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	10.8%
Insurance	9.3%
Semiconductors & Semiconductor Equipment	7.7%
Pharmaceuticals	7.5%
Wireless Telecommunication Services	6.9%
Real Estate Management & Development	5.5%
Electric Utilities	4.2%
Energy Equipment & Services	3.7%
Machinery	3.6%
Other	28.4%
100.0%

Top Holdings*
Eni SpA	4.2%
E. ON AG	4.2%
Petroleo Brasileiro SA ADR	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.0%
Samsung Electronics Co. Ltd. GDR	3.7%
Tenaris SA ADR	3.7%
Zurich Financial Services AG	3.6%
Vodafone Group PLC	3.5%
Rio Tinto PLC	3.4%
Canon, Inc.	3.2%
Other	62.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United Kingdom	20.6%
Japan	15.2%
Italy	10.2%
Germany	8.8%
Switzerland	8.1%
Sweden	5.6%
Singapore	4.7%
Brazil	4.1%
Taiwan	4.0%
Republic of South Korea	3.7%
Other	15.0%
100.0%

2009 Semiannual Report

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)
AUSTRALIA (2.8%) (a)
Insurance (2.8%)
QBE Insurance Group Ltd.	323,300	$5,111,186
BELGIUM (2.0%) (a)
Diversified Telecommunication Services (2.0%)
Belgacom SA	130,400	3,789,831
BRAZIL (4.1%)
Oil, Gas & Consumable Fuels (4.1%)
Petroleo Brasileiro SA ADR	279,300	7,535,514
CHINA (2.6%) (a)
Oil, Gas & Consumable Fuels (1.6%)
PetroChina Co. Ltd.	3,518,000	3,066,279
Wireless Telecommunication Services (1.0%)
China Mobile Ltd.	209,000	1,804,822
		4,871,101
FRANCE (2.6%) (a)
Electrical Equipment (2.6%)
Schneider Electric SA*	63,700	4,846,705
GERMANY (8.8%) (a)
Air Freight & Logistics (1.0%)
Deutsche Post AG	168,500	1,923,817
Electric Utility (4.2%)
E. ON AG	231,720	7,776,770
Food & Staples Retailing (1.5%)
Metro AG	64,200	2,730,468
Textiles, Apparel & Luxury Goods (2.1%)
Adidas AG	101,000	3,812,746
		16,243,801
HONG KONG (2.6%) (a)
Real Estate Management & Development (2.6%)
Swire Pacific Ltd., Class A	625,000	4,885,709
ITALY (10.2%)
Commercial Banks (2.3%) (a)
Intesa Sanpaolo SpA	1,355,000	4,316,159
Energy Equipment & Services (3.7%)
Tenaris SA ADR	272,100	6,807,942
Oil, Gas & Consumable Fuels (4.2%) (a)
Eni SpA	364,700	7,824,912
		18,949,013
JAPAN (15.2%) (a)
Automobiles (1.2%)
Toyota Motor Corp.	56,400	2,232,695
Chemicals (2.1%)
Shin-Etsu Chemical Co. Ltd.	79,400	3,859,844

	Shares or Principal Amount	Value
Commercial Banks (1.4%)
Bank of Yokohama Ltd. (The)	596,000	$2,527,843
Machinery (1.9%)
Fanuc Ltd.	49,900	3,601,625
Office Electronics (3.2%)
Canon, Inc.	196,200	5,872,615
Pharmaceuticals (2.5%)
Takeda Pharmaceutical Co. Ltd.	132,600	4,703,580
Real Estate Management & Development (2.9%)
Daito Trust Construction Co. Ltd.	126,800	5,288,396
		28,086,598
NETHERLANDS (2.5%) (a)
Electronic Equipment & Instruments (2.5%)
Koninklijke (Royal) Philips Electronics NV	254,400	4,589,410
SINGAPORE (4.7%) (a)
Commercial Banks (2.4%)
Oversea-Chinese Banking Corp. Ltd.	1,105,000	4,357,382
Hotels, Restraurants & Leisure (2.3%)
City Developments Ltd.	988,000	4,278,242
		8,635,624
SPAIN (2.9%) (a)
Insurance (2.9%)
Mapfre SA	1,852,232	5,278,724
SWEDEN (5.6%) (a)
Commercial Banks (3.2%)
Nordea Bank AB	786,600	5,853,805
Wireless Telecommunication Services (2.4%)
Telefonaktiebolaget LM Ericsson, B Shares	531,600	4,517,519
		10,371,324
SWITZERLAND (8.1%) (a)
Food Products (1.8%)
Nestle SA	104,800	3,417,185
Insurance (3.6%)
Zurich Financial Services AG	35,600	6,617,596
Pharmaceuticals (2.7%)
Roche Holding AG	39,000	4,919,570
		14,954,351
TAIWAN (4.0%)
Semiconductors & Semiconductor Equipment (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	707,300	7,476,161
UNITED KINGDOM (20.6%) (a)
Commercial Banks (3.1%)
Standard Chartered PLC	369,800	5,718,776

See accompanying notes to financial statements.

Semiannual Report 2009

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Food & Staples Retailing (1.7%)
William Morrison Supermarkets PLC	874,700	$3,167,457
Machinery (1.7%)
Weir Group PLC (The)	436,200	3,093,439
Metals & Mining (3.4%)
Rio Tinto PLC	154,500	6,275,600
Multi-Utilities (1.8%)
Centrica PLC	965,400	3,226,683
Oil, Gas & Consumable Fuels (0.9%)
Royal Dutch Shell PLC, Class B	77,000	1,742,014
Pharmaceuticals (2.3%)
AstraZeneca PLC	122,290	4,280,710
Tobacco (2.2%)
British American Tobacco PLC	171,550	4,135,962
Wireless Telecommunication Services (3.5%)
Vodafone Group PLC	3,528,500	6,483,270
		38,123,911
Total Common Stocks		183,748,963
PREFERRED STOCK (3.7%) (a)(b)
REPUBLIC OF SOUTH KOREA (3.7%)
Semiconductors & Semiconductor Equipment (3.7%)
Samsung Electronics Co. Ltd. GDR	55,500	6,945,987
Total Preferred Stocks		6,945,987
REPURCHASE AGREEMENT (0.5%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $894,086, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $912,020	$894,086	894,086
Total Repurchase Agreements		894,086
Total Investments (Cost $208,161,625) (c)—103.5%		191,589,036

Liabilities in excess of other assets—(3.5)%		(6,464,616)
Net Assets—100.0%		$185,124,420

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 3.7% of net assets.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2009 Semiannual Report

Aberdeen Select Worldwide Fund (Unaudited)

The Aberdeen Select Worldwide Fund (Class A at NAV) returned –9.17% for the semiannual period ended April 30, 2009, versus –5.02% for its benchmark, MSCI World Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Global Large-Cap Core Funds Average (consisting of 101 funds) was –3.88% for the same time period.

Since Aberdeen Asset Management Investment Services Limited assumed day-to-day portfolio management responsibility on Jan. 1, 2009, the Fund (Class A shares at NAV) returned –4.41% for the four-month period ended April 30, 2009, versus the –1.80% return of the Fund’s Index.

Global equity markets declined modestly overall during the reporting period, as a sharp downturn in the first two months of 2009 was followed by a recovery in March and April. Increasing concerns that the world economy was heading into a depression weighed on markets early in the period, but aggressive government stimulus measures later raised hopes that such a scenario would be avoided. This period contrasted with the sharp plunge in global equity prices in September and October 2008 following the insolvency of a large number of banks in the U.S. and Europe. At a sector level, information technology was among the best performers, led by computer and communications equipment manufacturers. The materials sector also outperformed amid expectations that massive government infrastructure spending would boost demand.

At the stock level, our holding in Japan financial services conglomerate Orix Corp. hindered performance as the stock price fell following the company’s announcement that it would issue convertible bonds to bolster its financial base, raising fears that the value of existing shares may be diluted. Our position in UK building supplies distributor Wolseley PLC was a detractor as the company’s foreign currency debt swelled following the slide in the British pound. The Fund’s exposure to U.S.-based diversified chemicals manufacturer Dow Chemical Co. also hindered performance. The share price declined amid concerns over a potential fall in demand, as well as worries over its substantial debt position arising from its acquisition of Rohm and Haas Co. We maintain the Fund’s positions in all three companies.

The main positive contributors to performance for the period included non-benchmark holdings Taiwan Semiconductor Manufacturing Co. (TSMC) and Brazilian oil and gas exploration company Petroleo Brasileiro SA (Petrobras). Shares of TSMC performed well due to expectations of better-than-forecast first-quarter earnings resulting from strong orders from China. Petrobras benefited from a recovery in oil prices. The Fund’s position in Sweden’s Nordea Bank enhanced performance as the company raised €2.5 billion (roughly U.S.$3.4 billion) in an oversubscribed rights issue, which boosted investor confidence.

After we assumed responsibility for the Fund in January, we liquidated positions in companies that did not meet our strict criteria of business, management and balance sheet qualities. These sales included Japan’s Orix, the UK’s Wolseley, and Germany-based Commerzbank AG following its acquisition of Dresdner Bank.

Conversely, we established new positions in U.S. oil and natural gas company EOG Resources Inc., which we believe has an impressive management team and superior production growth; PetroChina Co., a Chinese oil and gas exploration and marketing company which stands to benefit from the growth in domestic consumption; and Royal Dutch Shell PLC, which is trading at a historically low book value. We also purchased shares of U.S. oilfield services provider Schlumberger Ltd., Shin-Etsu Chemical Co. Ltd. of Japan, and U.S. food products manufacturer Kraft Foods Inc.

The Fund’s largest individual stock weightings are in Petrobras, TSMC and Zurich Financial Services. Petrobras holds vast reserves, has increased production capacity and has found substantial new sources of oil. TSMC, the world’s largest dedicated semiconductor manufacturer, provides wafer manufacturing, wafer probing, assembly and testing, mask production and design services. Zurich, Switzerland’s largest insurer, appears to be well-positioned to benefit from the changing insurance landscape in Germany, where auto insurance increasingly is being purchased via the internet and Zurich is the leading online brand.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries. The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2009

Aberdeen Select Worldwide Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		5 Yr.	Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(9.17%	)	(41.39%	)	2.01%	(2.74%	)	2.20%	1.62%
	w/sales charge[3]	(14.39%	)	(44.76%	)	0.82%	(3.40%	)
Class B	w/o sales charge	(9.58%	)	(41.79%	)	1.27%	(3.43%	)	2.90%	2.32%
	w/sales charge[4]	(14.10%	)	(44.70%	)	0.89%	(3.43%	)
Class C5,6	w/o sales charge	(9.46%	)	(41.80%	)	1.29%	(3.37%	)	2.90%	2.32%
	w/sales charge[7]	(10.36%	)	(42.38%	)	1.29%	(3.37%	)
Class R5,8	w/o sales charge	(9.29%	)	(41.55%	)	1.74%	(3.14%	)	2.42%	1.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not annualized.
*	As of February 28, 2009. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Not subject to any sales charges.

2009 Semiannual Report

Aberdeen Select Worldwide Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Worldwide Fund, the Morgan Stanley Capital International World (MSCI World) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	95.8%
Preferred Stocks	3.0%
Repurchase Agreements	0.6%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	11.7%
Commercial Banks	9.6%
Semiconductors & Semiconductor Equipment	9.5%
Insurance	9.4%
Pharmaceuticals	7.9%
Wireless Telecommunication Services	4.6%
Real Estate Management & Development	4.5%
Energy Equipment & Services	4.5%
Electric Utilities	3.3%
Tobacco	3.2%
Other	31.8%
100.0%

Top Holdings*
Petroleo Brasileiro SA ADR	3.9%
Eni SpA	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.6%
Zurich Financial Services AG	3.6%
E. ON AG	3.3%
Nordea Bank AB	3.2%
Samsung Electronics Co. Ltd. GDR	3.0%
Standard Chartered PLC	3.0%
Intel Corp.	2.9%
Vodafone Group PLC	2.8%
Other	67.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	17.5%
United Kingdom	14.3%
Japan	11.5%
Italy	8.6%
Germany	6.3%
Switzerland	6.1%
Sweden	5.0%
Brazil	3.9%
Taiwan	3.6%
Netherlands	3.5%
Other	19.7%
100.0%

Semiannual Report 2009

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.8%)
AUSTRALIA (2.6%) (a)
Insurance (2.6%)
QBE Insurance Group Ltd.	46,300	$731,976
BELGIUM (1.4%) (a)
Diversified Telecommunication Services (1.4%)
Belgacom SA	14,200	412,696
BRAZIL (3.9%)
Oil, Gas & Consumable Fuels (3.9%)
Petroleo Brasileiro SA ADR	41,300	1,114,274
CANADA (1.8%)
Road & Rail (1.8%)
Canadian National Railway Co.	12,700	513,536
CHINA (1.0%) (a)
Oil, Gas & Consumable Fuels (1.0%)
PetroChina Co. Ltd.	324,000	282,397
FRANCE (2.5%) (a)
Electrical Equipment (2.5%)
Schneider Electric SA*	9,600	730,430
GERMANY (6.3%) (a)
Air Freight & Logistics (1.0%)
Deutsche Post AG	24,900	284,291
Electric Utility (3.3%)
E. ON AG	28,500	956,490
Textiles, Apparel & Luxury Goods (2.0%)
Adidas AG	14,900	562,475
		1,803,256
HONG KONG (2.5%) (a)
Real Estate Management & Development (2.5%)
Swire Pacific Ltd., Class A	90,500	707,451
ITALY (8.6%)
Commercial Banks (2.1%) (a)
Intesa Sanpaolo SpA	189,000	602,033
Energy Equipment & Services (2.8%)
Tenaris SA ADR	31,700	793,134
Oil, Gas & Consumable Fuels (3.7%) (a)
Eni SpA	49,600	1,064,205
		2,459,372
JAPAN (11.5%) (a)
Automobiles (1.1%)
Toyota Motor Corp.	8,300	328,570
Chemicals (1.1%)
Shin-Etsu Chemical Co. Ltd.	6,200	301,398
Commercial Banks (1.3%)
Bank of Yokohama Ltd. (The)	89,000	377,480

	Shares or Principal Amount	Value
Machinery (1.8%)
Fanuc Ltd.	7,000	$505,238
Office Electronics (2.7%)
Canon, Inc.	25,700	769,247
Pharmaceuticals (1.5%)
Takeda Pharmaceutical Co. Ltd.	12,500	443,399
Real Estate Management & Development (2.0%)
Daito Trust Construction Co. Ltd.	13,600	567,210
		3,292,542
NETHERLANDS (3.5%)
Electronic Equipment & Instruments (1.8%) (a)
Koninklijke (Royal) Philips Electronics NV	29,200	526,772
Energy Equipment & Services (1.7%)
Schlumberger Ltd.	9,700	475,203
		1,001,975
SINGAPORE (1.6%) (a)
Hotels, Restraurants & Leisure (1.6%)
City Developments Ltd.	103,000	446,011
SPAIN (2.1%) (a)
Insurance (2.1%)
Mapfre SA	206,686	589,041
SWEDEN (5.0%) (a)
Commercial Banks (3.2%)
Nordea Bank AB	122,800	913,866
Wireless Telecommunication Services (1.8%)
Telefonaktiebolaget LM Ericsson, B Shares	60,800	516,677
		1,430,543
SWITZERLAND (6.1%) (a)
Insurance (3.6%)
Zurich Financial Services AG	5,500	1,022,381
Pharmaceuticals (2.5%)
Roche Holding AG	5,700	719,014
		1,741,395
TAIWAN (3.6%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	96,800	1,023,176
UNITED KINGDOM (14.3%) (a)
Commercial Banks (3.0%)
Standard Chartered PLC	54,500	842,816
Food & Staples Retailing (1.3%)
William Morrison Supermarkets PLC	100,000	362,119
Metals & Mining (2.1%)
Rio Tinto PLC	14,900	605,220

See accompanying notes to financial statements.

2009 Semiannual Report

Statement of Investments (concluded)

April 30, 2009 (Unaudited)

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
Multi-Utilities (1.2%)
Centrica PLC	101,200	$338,243
Oil, Gas & Consumable Fuels (0.9%)
Royal Dutch Shell PLC, Class B	11,400	257,909
Pharmaceuticals (1.7%)
AstraZeneca PLC	14,100	493,565
Tobacco (1.3%)
British American Tobacco PLC	15,600	376,106
Wireless Telecommunication Services (2.8%)
Vodafone Group PLC	433,500	796,513
		4,072,491
UNITED STATES (17.5%)
Aerospace & Defense (2.1%)
United Technologies Corp.	12,200	595,848
Food Products (1.4%)
Kraft Foods, Inc., Class A	17,300	404,820
Health Care Providers & Services (1.4%)
Quest Diagnostics, Inc.	7,900	405,507
Household Products (2.3%)
Procter & Gamble Co.	13,400	662,496
Insurance (1.1%)
Aflac, Inc.	10,900	314,901
Oil, Gas & Consumable Fuels (2.2%)
EOG Resources, Inc.	4,000	253,920
Exxon Mobil Corp.	5,500	366,685
		620,605
Pharmaceuticals (2.2%)
Johnson & Johnson	11,800	617,848
Semiconductors & Semiconductor Equipment (2.9%)
Intel Corp.	52,500	828,450
Tobacco (1.9%)
Philip Morris International, Inc.	14,900	539,380
		4,989,855
Total Common Stocks		27,342,417
PREFERRED STOCK (3.0%) (a)(b)
REPUBLIC OF SOUTH KOREA (3.0%)
Semiconductors & Semiconductor Equipment (3.0%)
Samsung Electronics Co. Ltd. GDR	7,000	876,070
Total Preferred Stocks		876,070

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.6%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $168,982, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $172,372	$168,982	$168,982
Total Repurchase Agreements		168,982
Total Investments (Cost $30,188,490) (c)—99.4%		28,387,469

Other assets in excess of liabilities—0.6%		161,376
Net Assets—100.0%		$28,548,845

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund as of April 30, 2009 represent 3.0% of net assets.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Assets and Liabilities (Unaudited)

April 30, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Assets:
Investments, at value (cost $35,428,405; $45,281,535 and $41,295,950)	$32,939,297	$44,568,120	$35,541,125
Repurchase agreements, at cost and value	674,907	813,876	338,644

Total Investments	33,614,204	45,381,996	35,879,769

Foreign currency, at value (cost $2,032; $11,593 and $0)	2,204	11,896	–
Interest and dividends receivable	152,887	238,091	132,346
Receivable for capital shares issued	21,924	19,131	26,688
Receivable for investments sold	18,591	88,308	703,026
Reclaims receivable	–	1,753	36,480
Receivable from adviser	46,235	47,317	31,139
Prepaid expenses and other assets	55,616	54,401	66,362

Total Assets	33,911,661	45,842,893	36,875,810

Liabilities:
Payable for investments purchased	–	–	180,907
Payable for capital shares redeemed	37,917	106,326	79,967
Accrued expenses and other payables:
Investment advisory fees	34,863	38,719	26,214
Fund administration and transfer agent fees	5,833	4,666	11,737
Distribution fees	10,501	13,465	6,857
Administrative services fees	1,753	2,016	261
Trustee fees	423	668	517
Printing fees	713	2,533	907
Legal fees	6,637	7,305	7,428
Compliance program costs	864	960	1,087
Custodian fees	1,576	11,969	8,049
Other	5,643	13,174	14,141

Total Liabilities	106,723	201,801	338,072

Net Assets	$33,804,938	$45,641,092	$36,537,738

Represented by:
Capital	$67,383,813	$83,148,615	$79,087,726
Accumulated net investment income (loss)	(8,087)	233,703	115,312
Accumulated net realized gain (loss) on investment and foreign currency transactions	(31,081,852)	(37,027,231)	(36,910,475)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,488,936)	(713,995)	(5,754,825)

Net Assets	$33,804,938	$45,641,092	$36,537,738

Net Assets:
Class A Shares	$13,661,287	$25,313,388	$19,492,999
Class B Shares	2,343,346	1,633,333	701,406
Class C Shares	7,186,904	7,568,390	2,977,248
Class R Shares	90,129	2,708,619	167,817
Institutional Service Class Shares	4,079,510	885,622	585,969
Institutional Class Shares	6,443,762	7,531,740	12,612,299

Total	$33,804,938	$45,641,092	$36,537,738

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,202,002	2,472,118	2,817,436
Class B Shares	211,762	169,363	103,834
Class C Shares	650,092	767,094	441,436
Class R Shares	7,998	276,213	24,725
Institutional Service Class Shares	357,923	84,161	84,094
Institutional Class Shares	563,770	715,773	1,810,981

Total	2,993,547	4,484,722	5,282,506

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$11.37	$10.24	$6.92
Class B Shares (b)	$11.07	$9.64	$6.76
Class C Shares (c)	$11.06	$9.87	$6.74
Class R Shares	$11.27	$9.81	$6.79
Institutional Service Class Shares	$11.40	$10.52	$6.97
Institutional Class Shares	$11.43	$10.52	$6.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.06	$10.86	$7.34
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2009

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Assets:
Investments, at value (cost $15,821,347; $207,267,539 and $30,019,508)	$11,507,274	$190,694,950	$28,218,487
Repurchase agreements, at cost and value	353,597	894,086	168,982

Total Investments	11,860,871	191,589,036	28,387,469

Foreign currency, at value (cost $20,664; $188,433 and $13,983)	20,779	188,722	14,014
Interest and dividends receivable	60,100	987,209	104,236
Receivable for capital shares issued	15,396	173,960	4,173
Reclaims receivable	15,522	328,708	37,224
Receivable from adviser	15,474	80,404	38,363
Prepaid expenses and other assets	62,735	121,946	60,498

Total Assets	12,050,877	193,469,985	28,645,977

Liabilities:
Payable for capital shares redeemed	11,334	8,022,234	40,123
Accrued expenses and other payables:
Investment advisory fees	7,163	138,820	20,383
Fund administration and transfer agent fees	4,967	30,299	5,031
Distribution fees	2,453	56,940	8,498
Administrative services fees	173	81	–
Trustee fees	82	3,837	400
Printing fees	1,095	19,887	288
Legal fees	5,692	17,878	6,746
Compliance program costs	756	2,734	939
Custodian fees	1,374	13,219	3,806
Other	7,056	39,636	10,918

Total Liabilities	42,145	8,345,565	97,132

Net Assets	$12,008,732	$185,124,420	$28,548,845

Represented by:
Capital	$19,152,139	$377,021,242	$73,940,249
Accumulated net investment income (loss)	99,891	1,701,649	184,328
Accumulated net realized gain (loss) on investment and foreign currency transactions	(2,978,272)	(177,026,611)	(43,773,926)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(4,265,026)	(16,571,860)	(1,801,806)

Net Assets	$12,008,732	$185,124,420	$28,548,845

Net Assets:
Class A Shares	$3,353,726	$123,660,695	$23,452,077
Class B Shares	578,988	4,979,309	830,729
Class C Shares	1,349,371	33,059,553	3,670,277
Class R Shares	20,848	737,752	595,762
Institutional Service Class Shares	844,511	13,945,047	–
Institutional Class Shares	5,861,288	8,742,064	–

Total	$12,008,732	$185,124,420	$28,548,845

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements

2009 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2009

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	426,687	14,082,330	3,039,486
Class B Shares	75,231	597,580	112,906
Class C Shares	175,510	3,945,753	496,967
Class R Shares	2,695	87,136	79,638
Institutional Service Class Shares	106,629	1,558,950	–
Institutional Class Shares	739,980	977,441	–

Total	1,526,732	21,249,190	3,728,997

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$7.86	$8.78	$7.72
Class B Shares (b)	$7.70	$8.33	$7.36
Class C Shares (c)	$7.69	$8.38	$7.39
Class R Shares	$7.74	$8.47	$7.48
Institutional Service Class Shares	$7.92	$8.95	$–
Institutional Class Shares	$7.92	$8.94	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.34	$9.32	$8.19
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2009

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
INVESTMENT INCOME:
Dividend income	$316,433	$669,148	$646,754
Interest income	437	1,129	614
Foreign tax withholding	(4,668)	(35,778)	(23,936)

Total Income	312,202	634,499	623,432

Expenses:
Investment advisory fees	199,873	231,557	168,877
Fund administration and transfer agent fees	100,403	103,264	77,917
Distribution fees Class A	16,121	30,530	25,153
Distribution fees Class B	10,926	7,752	3,487
Distribution fees Class C	33,694	34,604	16,799
Distribution fees Class R	178	5,609	223
Administrative services fees Class A	–	4,777	3,802
Administrative services fees Class R	–	3,830	–
Registration and filing fees	18,897	23,054	15,061
Printing fees	22,224	12,441	12,414
Trustee fees	3,484	6,953	4,224
Compliance program costs	3,007	3,387	3,536
Custodian fees	23,559	81,832	10,901
Legal fees	20,923	23,282	23,115
Other	21,442	21,598	11,013

Total expenses	474,731	594,470	376,522

Earnings credit	(152)	(130)	(138)
Expenses reimbursed	(154,289)	(193,931)	(103,937)

Net Expenses	320,290	400,409	272,447

Net Investment Income (Loss)	(8,088)	234,090	350,985

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	(21,376,952)	(33,950,060)	(19,959,387)
Realized gain (loss) on foreign currency transactions	(2,376)	(215,150)	(46,241)

Net realized gain (loss) from investments and foreign currency transactions	(21,379,328)	(34,165,210)	(20,005,628)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	25,690,865	36,900,305	11,406,517

Net realized/unrealized gain (loss) from investments and foreign currency transactions	4,311,537	2,735,095	(8,599,111)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,303,449	$2,969,185	$(8,248,126)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2009

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
INVESTMENT INCOME:
Dividend income	$269,712	$4,344,918	$589,739
Interest income	–	2,290	149
Foreign tax withholding	(22,161)	(421,378)	(39,432)

Total Income	247,551	3,925,830	550,456

Expenses:
Investment advisory fees	45,711	906,834	130,284
Fund administration and transfer agent fees	34,144	443,153	74,651
Distribution fees Class A	4,661	175,614	29,308
Distribution fees Class B	4,214	26,154	4,113
Distribution fees Class C	9,155	177,061	20,173
Distribution fees Class R	79	1,721	1,588
Administrative services fees Class A	1,624	26,312	6,549
Administrative services fees Class R	–	205	94
Administrative services fees Institutional Service Class	–	80	16
Registration and filing fees	2,434	61,591	19,436
Printing fees	2,525	60,188	15,256
Trustee fees	4,629	20,024	5,750
Compliance program costs	2,502	9,157	3,094
Custodian fees	2,880	24,682	14,312
Legal fees	17,742	55,170	20,989
Other	8,342	47,536	25,981

Total expenses	140,642	2,035,482	371,594

Earnings credit	(82)	(2,747)	(437)
Expenses reimbursed	(47,040)	(376,814)	(118,306)

Net Expenses	93,520	1,655,921	252,851

Net Investment Income (Loss)	154,031	2,269,909	297,605

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	(2,961,450)	(104,208,008)	(10,802,932)
Realized gain (loss) on foreign currency transactions	(4,977)	321,814	58,856

Net realized gain (loss) from investments and foreign currency transactions	(2,966,427)	(103,886,194)	(10,744,076)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,907,356	82,415,832	6,826,767

Net realized/unrealized gain (loss) from investments and foreign currency transactions	(1,059,071)	(21,470,362)	(3,917,309)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(905,040)	$(19,200,453)	$(3,619,704)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund		Aberdeen Global Financial Services Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(8,088)	$237,533	$234,090	$624,034	$350,985	$1,144,550
Net realized gain (loss) from investments and foreign currency transactions	(21,379,328)	(9,552,087)	(34,165,210)	557,762	(20,005,628)	(17,001,976)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	25,690,865	(71,611,395)	36,900,305	(84,788,520)	11,406,517	(21,798,927)

Change in net assets resulting from operations	4,303,449	(80,925,949)	2,969,185	(83,606,724)	(8,248,126)	(37,656,353)

Distributions to Shareholders From:
Net investment income:
Class A	–	(167,697)	–	(267,470)	(115,074)	(483,552)
Class B	–	(750)	–	–	(1,118)	(13,603)
Class C	–	(17,402)	–	–	(4,685)	(58,452)
Class R	–	(658)	–	(15,862)	(422)	(1,404)
Institutional Service Class	–	(102,981)	–	(19,500)	(6,373)	(21,961)
Institutional Class	–	(98,674)	–	(91,975)	(108,002)	(369,322)
Net realized gains:
Class A	–	(8,891,643)	–	(11,856,858)	–	(2,099,005)
Class B	–	(1,392,931)	–	(642,451)	–	(136,597)
Class C	–	(6,320,752)	–	(2,857,678)	–	(336,125)
Class R	–	(57,441)	–	(295,608)	–	(8,222)
Institutional Service Class	–	(3,362,031)	–	(416,693)	–	(131,582)
Institutional Class	–	(2,758,314)	–	(1,708,362)	–	(2,003,310)
Tax return of capital:
Class A	–	(1,813,311)	–	(2,524,740)	–	(55,215)
Class B	–	(291,806)	–	(147,476)	–	(2,252)
Class C	–	(1,086,970)	–	(653,466)	–	(9,269)
Class R	–	(12,878)	–	(124,792)	–	(172)
Institutional Service Class	–	(522,715)	–	(97,123)	–	(1,943)
Institutional Class	–	(645,725)	–	(449,878)	–	(33,685)

Change in net assets from shareholder distributions	–	(27,544,679)	–	(22,169,932)	(235,674)	(5,765,671)

Change in net assets from capital transactions	(3,645,524)	(4,269,957)	(8,596,939)	7,422,401	(6,575,988)	35,093,521

Change in net assets	657,925	(112,740,585)	(5,627,754)	(98,354,255)	(15,059,788)	(8,328,503)

Net Assets:
Beginning of period	33,147,013	145,887,598	51,268,846	149,623,101	51,597,526	59,926,029

End of period	$33,804,938	$33,147,013	$45,641,092	$51,268,846	$36,537,738	$51,597,526

Accumulated net investment income (loss) at end of period	$(8,087)	$1	$233,703	$(387)	$115,312	$1

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund		Aberdeen Global Financial Services Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,195,724	$24,342,553	$3,757,680	$37,640,492	$3,157,116	$42,898,616
Dividends reinvested	–	8,181,064	–	12,219,992	101,404	2,108,359
Cost of shares redeemed(a)	(2,714,973)	(36,506,151)	(8,749,834)	(56,569,172)	(7,206,293)	(19,772,752)

Total Class A	(1,519,249)	(3,982,534)	(4,992,154)	(6,708,688)	(3,947,773)	25,234,223

Class B Shares
Proceeds from shares issued	65,318	2,249,582	13,051	1,186,019	5,584	575,552
Dividends reinvested	–	1,021,864	–	370,465	680	103,654
Cost of shares redeemed(a)	(228,104)	(3,070,872)	(287,365)	(1,277,514)	(137,370)	(432,145)

Total Class B	(162,786)	200,574	(274,314)	278,970	(131,106)	247,061

Class C Shares
Proceeds from shares issued	299,891	13,286,438	283,370	7,202,350	188,314	6,700,910
Dividends reinvested	–	4,945,393	–	1,855,299	3,100	282,541
Cost of shares redeemed(a)	(1,239,127)	(19,861,049)	(1,134,870)	(6,017,598)	(1,247,583)	(2,611,477)

Total Class C	(939,236)	(1,629,218)	(851,500)	3,040,051	(1,056,169)	4,371,974

Class R Shares
Proceeds from shares issued	21,752	108,322	1,411,671	4,505,516	89,531	160,737
Dividends reinvested	–	44,738	–	125,667	73	1,115
Cost of shares redeemed(a)	(3,849)	(253,947)	(916,824)	(1,629,326)	(5,684)	(86,896)

Total Class R	17,903	(100,887)	494,847	3,001,857	83,920	74,956

Institutional Service Class Shares
Proceeds from shares issued	2,515,826	8,979,464	81	15,500,074	148	71,573
Dividends reinvested	–	3,642,847	–	533,316	6,372	150,981
Cost of shares redeemed(a)	(3,031,612)	(14,986,997)	(360,344)	(15,364,157)	(225,648)	(33,314)

Total Institutional Service Class	(515,786)	(2,364,686)	(360,263)	669,233	(219,128)	189,240

Institutional Class Shares
Proceeds from shares issued	10,886	145,441	168,518	9,077,597	1,526,694	13,213,758
Dividends reinvested	–	3,502,711	–	2,245,602	107,998	2,406,313
Cost of shares redeemed(a)	(537,256)	(41,358)	(2,782,073)	(4,182,221)	(2,940,424)	(10,644,004)

Total Institutional Class	(526,370)	3,606,794	(2,613,555)	7,140,978	(1,305,732)	4,976,067

Change in net assets from capital transactions:	$(3,645,524)	$(4,269,957)	$(8,596,939)	$7,422,401	$(6,575,988)	$35,093,521

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund		Aberdeen Global Financial Services Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	114,634	976,768	410,651	1,772,469	488,129	3,534,755
Reinvested	–	340,225	–	562,480	16,456	157,146
Redeemed	(268,898)	(1,630,554)	(985,579)	(2,945,396)	(1,160,471)	(1,740,172)

Total Class A Shares	(154,264)	(313,561)	(574,928)	(610,447)	(655,886)	1,951,729

Class B Shares
Issued	6,216	88,386	1,609	56,291	249	45,702
Reinvested	–	43,418	–	17,947	127	7,769
Redeemed	(23,455)	(142,179)	(35,209)	(72,280)	(21,469)	(36,922)

Total Class B Shares	(17,239)	(10,375)	(33,600)	1,958	(21,093)	16,549

Class C Shares
Issued	28,779	530,848	32,115	336,906	28,715	579,785
Reinvested	–	206,873	–	88,245	578	21,427
Redeemed	(127,814)	(986,380)	(133,574)	(364,875)	(207,242)	(253,397)

Total Class C Shares	(99,035)	(248,659)	(101,459)	60,276	(177,949)	347,815

Class R Shares
Issued	2,196	4,749	165,138	254,796	13,513	13,899
Reinvested	–	1,861	–	6,379	13	86
Redeemed	(381)	(12,114)	(113,855)	(103,576)	(969)	(8,023)

Total Class R Shares	1,815	(5,504)	51,283	157,599	12,557	5,962

Institutional Service Class Shares
Issued	238,428	337,856	–	790,500	–	6,240
Reinvested	–	150,139	–	24,133	1,011	11,058
Redeemed	(288,732)	(657,130)	(35,786)	(822,934)	(34,509)	(3,027)

Total Institutional Service Class Shares	(50,304)	(169,135)	(35,786)	(8,301)	(33,498)	14,271

Institutional Class Shares
Issued	–	2,892	18,900	627,359	268,183	1,129,219
Reinvested	–	147,045	–	102,174	17,198	176,635
Redeemed	(46,874)	(1,370)	(306,425)	(236,710)	(459,263)	(915,798)

Total Institutional Class Shares	(46,874)	148,567	(287,525)	492,823	(173,882)	390,056

Total change in shares:	(365,901)	(598,667)	(982,015)	93,908	(1,049,751)	2,726,382

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$154,031	$559,158	$2,269,909	$2,349,419	$297,605	$109,125
Net realized gain (loss) from investments and foreign currency transactions	(2,966,427)	570,406	(103,886,194)	(73,428,820)	(10,744,076)	(12,646,651)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,907,356	(12,241,881)	82,415,832	(152,484,452)	6,826,767	(21,723,419)

Change in net assets resulting from operations	(905,040)	(11,112,317)	(19,200,453)	(223,563,853)	(3,619,704)	(34,260,945)

Distributions to Shareholders From:
Net investment income:
Class A	(26,420)	(243,048)	(468,214)	(1,694,937)	(107,158)	(104,437)
Class B	(5,847)	(33,354)	–	(26,401)	(897)	–
Class C	(10,555)	(85,807)	–	(173,699)	(3,314)	–
Class R	(263)	(4,988)	(1,390)	(4,415)	(1,839)	(1,266)
Institutional Service Class	(8,064)	(39,059)	(62,292)	(65,149)	(62)	(124)
Institutional Class	(44,133)	(224,671)	(36,364)	(71,632)	(7)	(9)
Net realized gains:
Class A	(150,267)	(1,527,251)	–	(4,977,001)	–	–
Class B	(43,537)	(177,385)	–	(273,916)	–	–
Class C	(84,494)	(560,005)	–	(1,987,664)	–	–
Class R	(1,599)	(33,677)	–	(24,203)	–	–
Institutional Service Class	(40,115)	(145,579)	–	(186,591)	–	–
Institutional Class	(220,594)	(781,542)	–	(230,009)	–	–
Tax return of capital:
Class A	–	–	–	(286,467)	–	(40,087)
Class B	–	–	–	(12,066)	–	–
Class C	–	–	–	(85,833)	–	–
Class R	–	–	–	(967)	–	(921)
Institutional Service Class	–	–	–	(8,781)	–	(18)
Institutional Class	–	–	–	(9,654)	–	(1)

Change in net assets from shareholder distributions	(635,888)	(3,856,366)	(568,260)	(10,119,385)	(113,277)	(146,863)

Change in net assets from capital transactions	(784,316)	(3,031,909)	(45,476,255)	232,503,432	(3,321,160)	(16,747,541)

Change in net assets	(2,325,244)	(18,000,592)	(65,244,968)	(1,179,806)	(7,054,141)	(51,155,349)

Net Assets:
Beginning of period	14,333,976	32,334,568	250,369,388	251,549,194	35,602,986	86,758,335

End of period	$12,008,732	$14,333,976	$185,124,420	$250,369,388	$28,548,845	$35,602,986

Accumulated net investment income (loss) at end of period	$99,891	$41,142	$1,701,649	$–	$184,328	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Statements of Changes in Net Assets (continued)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$613,393	$6,493,059	$29,484,773	$306,580,372	$1,401,037	$8,635,447
Dividends reinvested	155,199	1,460,422	352,032	4,945,007	96,170	127,808
Cost of shares redeemed(a)	(1,048,021)	(12,528,211)	(70,863,455)	(129,936,593)	(3,669,304)	(16,169,133)

Total Class A	(279,429)	(4,574,730)	(41,026,650)	181,588,786	(2,172,097)	(7,405,878)

Class B Shares
Proceeds from shares issued	11,225	582,073	59,218	5,770,969	1,299	255,884
Dividends reinvested	33,783	127,502	–	143,836	463	–
Cost of shares redeemed(a)	(479,736)	(369,998)	(1,242,601)	(1,401,070)	(77,941)	(538,388)

Total Class B	(434,728)	339,577	(1,183,383)	4,513,735	(76,179)	(282,504)

Class C Shares
Proceeds from shares issued	263,025	2,608,775	2,393,747	56,873,741	190,835	3,685,926
Dividends reinvested	58,551	389,771	–	824,885	1,770	–
Cost of shares redeemed(a)	(1,059,385)	(3,254,126)	(10,116,113)	(28,695,899)	(1,165,704)	(13,004,769)

Total Class C	(737,809)	(255,580)	(7,722,366)	29,002,727	(973,099)	(9,318,843)

Class R Shares
Proceeds from shares issued	13,957	95,451	322,419	1,001,459	138,159	500,891
Dividends reinvested	233	280	464	8,646	40	52
Cost of shares redeemed(a)	(25,552)	(312,830)	(232,881)	(362,456)	(224,102)	(229,646)

Total Class R	(11,362)	(217,099)	90,002	647,649	(85,903)	271,297

Institutional Service Class Shares
Proceeds from shares issued	96	308	6,861,308	13,270,579	1	5
Dividends reinvested	48,179	184,637	31,181	253,910	62	142
Cost of shares redeemed(a)	(111,103)	(27)	(3,787,795)	(1,537,746)	(12,901)	(11,770)

Total Institutional Service Class	(62,828)	184,918	3,104,694	11,986,743	(12,838)	(11,623)

Institutional Class Shares
Proceeds from shares issued	1,032,995	3,449,041	1,941,163	7,312,055	–	–
Dividends reinvested	264,727	1,006,212	35,718	309,438	7	10
Cost of shares redeemed(a)	(555,882)	(2,964,248)	(715,433)	(2,857,701)	(1,051)	–

Total Institutional Class	741,840	1,491,005	1,261,448	4,763,792	(1,044)	10

Change in net assets from capital transactions:	$(784,316)	$(3,031,909)	$(45,476,255)	$232,503,432	$(3,321,160)	$(16,747,541)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	72,030	447,353	3,498,035	19,953,460	184,124	666,590
Reinvested	17,737	103,537	39,333	293,127	13,371	9,711
Redeemed	(128,669)	(984,677)	(8,614,664)	(9,766,019)	(505,903)	(1,330,648)

Total Class A Shares	(38,902)	(433,787)	(5,077,296)	10,480,568	(308,408)	(654,347)

Class B Shares
Issued	1,312	42,040	6,165	364,932	182	19,980
Reinvested	3,937	9,242	–	8,904	72	–
Redeemed	(58,908)	(33,613)	(159,611)	(111,074)	(11,229)	(46,142)

Total Class B Shares	(53,659)	17,669	(153,446)	262,762	(10,975)	(26,162)

Class C Shares
Issued	31,463	184,542	291,218	3,690,606	25,795	275,733
Reinvested	6,824	28,215	–	50,811	275	–
Redeemed	(133,234)	(277,354)	(1,313,726)	(2,189,674)	(167,474)	(1,121,805)

Total Class C Shares	(94,947)	(64,597)	(1,022,508)	1,551,743	(141,404)	(846,072)

Class R Shares
Issued	1,723	7,536	37,903	68,826	19,856	40,316
Reinvested	27	20	54	529	6	4
Redeemed	(3,177)	(26,648)	(30,643)	(29,303)	(32,291)	(18,503)

Total Class R Shares	(1,427)	(19,092)	7,314	40,052	(12,429)	21,817

Institutional Service Class Shares
Issued	–	1	782,150	934,193	–	–
Reinvested	5,475	13,183	3,426	14,782	9	10
Redeemed	(14,232)	–	(437,626)	(116,067)	(1,751)	(805)

Total Institutional Service Class Shares	(8,757)	13,184	347,950	832,908	(1,742)	(795)

Institutional Class Shares
Issued	123,835	278,868	238,983	520,298	–	–
Reinvested	30,083	71,941	3,925	18,002	1	1
Redeemed	(64,217)	(248,015)	(84,565)	(194,728)	(142)	–

Total Institutional Class Shares	89,701	102,794	158,343	343,572	(141)	1

Total change in shares:	(107,991)	(383,829)	(5,739,643)	13,511,605	(475,099)	(1,505,558)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$9.92	–	1.45	1.45	–	–	–	–	–	$11.37
Year Ended October 31, 2008	$37.00	0.10	(19.99)	(19.89)	(0.15)	(7.04)	(1.12)	(7.19)	–	$9.92
Year Ended October 31, 2007(f)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	$37.00
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	$15.86
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	–	(0.41)	–	$11.25
Period Ended October 31, 2004(g)	$10.00	0.01	1.25	1.26	(0.02)	–	–	(0.02)	–	$11.24
Class B Shares
Six Months Ended April 30, 2009*	$9.70	(0.03)	1.40	1.37	–	–	–	–	–	$11.07
Year Ended October 31, 2008	$36.43	(0.05)	(19.60)	(19.65)	(0.04)	(7.04)	(1.12)	(7.08)	–	$9.70
Year Ended October 31, 2007(f)	$15.70	(0.17)	21.79	21.62	–	(0.92)	–	(0.92)	0.03	$36.43
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	–	(0.95)	0.01	$15.70
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	–	(0.38)	–	$11.19
Period Ended October 31, 2004(g)	$10.00	0.01	1.23	1.24	(0.01)	–	–	(0.01)	–	$11.23
Class C Shares
Six Months Ended April 30, 2009*	$9.69	(0.04)	1.41	1.37	–	–	–	–	–	$11.06
Year Ended October 31, 2008	$36.42	(0.11)	(19.53)	(19.64)	(0.05)	(7.04)	–	(7.09)	–	$9.69
Year Ended October 31, 2007(f)	$15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	$36.42
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	$15.70
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	–	(0.37)	–	$11.19
Period Ended October 31, 2004(g)	$10.00	(0.01)	1.24	1.23	–	–	–	–	–	$11.23
Class R Shares
Six Months Ended April 30, 2009*	$9.85	–	1.42	1.42	–	–	–	–	–	$11.27
Year Ended October 31, 2008	$36.78	–	(19.78)	(19.78)	(0.11)	(7.04)	(1.12)	(7.15)	–	$9.85
Year Ended October 31, 2007(f)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	$36.78
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	$15.79
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	–	(0.40)	–	$11.23
Period Ended October 31, 2004(g)	$10.00	0.01	1.24	1.25	(0.01)	–	–	(0.01)	–	$11.24
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$9.94	0.02	1.44	1.46	–	–	–	–	–	$11.40
Year Ended October 31, 2008	$37.11	0.08	(19.98)	(19.90)	(0.23)	(7.04)	(1.12)	(7.27)	–	$9.94
Year Ended October 31, 2007(f)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	$37.11
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	$15.88
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	–	(0.43)	–	$11.25
Period Ended October 31, 2004(g)	$10.00	0.02	1.25	1.27	(0.02)	–	–	(0.02)	–	$11.25
Institutional Class Shares
Six Months Ended April 30, 2009*	$9.97	0.02	1.44	1.46	–	–	–	–	–	$11.43
Year Ended October 31, 2008	$37.18	0.20	(20.14)	(19.94)	(0.23)	(7.04)	–	(7.27)	–	$9.97
Year Ended October 31, 2007(f)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	$37.18
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	$15.91
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	–	(0.44)	–	$11.27
Period Ended October 31, 2004(g)	$10.00	0.02	1.25	1.27	(0.02)	–	–	(0.02)	–	$11.25

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

14.62%	$13,661	1.87%	0.07%	2.83%	108.91%
(64.82%)	$13,461	1.82%	0.47%	2.06%	122.49%
145.79%	$61,791	1.88%	0.06%	1.88%	127.10%
53.19%	$14,470	1.99%	0.44%	2.10%	124.36%
3.58%	$2,847	2.01%	0.95%	2.68%	130.48%
12.61%	$1,029	1.95%	0.37%	5.57%	50.76%

14.12%	$2,343	2.62%	(0.66%)	3.58%	108.91%
(65.07%)	$2,221	2.56%	(0.21%)	2.82%	122.49%
144.04%	$8,720	2.62%	(0.74%)	2.62%	127.10%
52.07%	$1,210	2.73%	(0.47%)	2.85%	124.36%
2.82%	$315	2.74%	0.33%	3.41%	130.48%
12.38%	$19	2.65%	(0.14%)	6.09%	50.76%

14.14%	$7,187	2.62%	(0.68%)	3.57%	108.91%
(65.08%)	$7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	$36,340	2.62%	(0.68%)	2.62%	127.10%
52.11%	$5,247	2.73%	(0.25%)	2.85%	124.36%
2.79%	$1,258	2.73%	0.24%	3.42%	130.48%
12.30%	$38	2.65%	(1.42%)	6.93%	50.76%

14.42%	$90	2.12%	(0.06%)	3.10%	108.91%
(64.88%)	$61	2.06%	0.19%	2.23%	122.49%
144.93%	$430	2.13%	(0.27%)	2.13%	127.10%
52.68%	$7	2.28%	0.68%	2.36%	124.36%
3.29%	$1	2.22%	0.49%	2.87%	130.48%
12.46%	$1	2.40%	(0.18%)	4.86%	50.76%

14.69%	$4,080	1.62%	0.32%	2.59%	108.91%
(64.72%)	$4,058	1.56%	0.55%	1.78%	122.49%
146.46%	$21,424	1.62%	0.20%	1.62%	127.10%
53.57%	$120	1.72%	1.34%	1.81%	124.36%
3.63%	$1	1.82%	0.84%	2.48%	130.48%
12.74%	$1	1.70%	0.51%	3.97%	50.76%

14.64%	$6,444	1.62%	0.36%	2.59%	108.91%
(64.71%)	$6,086	1.56%	0.86%	1.86%	122.49%
146.44%	$17,182	1.63%	0.29%	1.63%	127.10%
53.57%	$8,994	1.74%	0.31%	1.88%	124.36%
3.86%	$5,854	1.72%	0.98%	2.41%	130.48%
12.74%	$5,637	1.65%	0.59%	4.17%	50.76%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$9.41	0.06	0.77	0.83	–	–	–	–	–	$10.24
Year Ended October 31, 2008	$27.95	0.13	(14.75)	(14.62)	(0.10)	(3.82)	(0.67)	(3.92)	–	$9.41
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	$27.95
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	$17.82
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	–	(0.90)	–	$14.92
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	–	–	(0.05)	0.03	$12.27
Class B Shares
Six Months Ended April 30, 2009*	$8.90	0.02	0.72	0.74	–	–	–	–	–	$9.64
Year Ended October 31, 2008	$26.72	–	(13.99)	(13.99)	(0.01)	(3.82)	(0.67)	(3.83)	–	$8.90
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	–	(2.79)	–	(2.79)	0.01	$26.72
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	–	(1.61)	–	$17.21
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	–	(0.86)	–	$14.48
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	–	–	(0.02)	0.03	$11.98
Class C Shares
Six Months Ended April 30, 2009*	$9.10	0.02	0.75	0.77	–	–	–	–	–	$9.87
Year Ended October 31, 2008	$27.22	–	(14.29)	(14.29)	(0.01)	(3.82)	(0.67)	(3.83)	–	$9.10
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	$27.22
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	$17.49
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	–	(0.86)	–	$14.69
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	–	–	(0.02)	0.03	$12.14
Class R Shares
Six Months Ended April 30, 2009*	$9.03	0.03	0.75	0.78	–	–	–	–	–	$9.81
Year Ended October 31, 2008	$27.03	0.11	(14.19)	(14.08)	(0.10)	(3.82)	(0.67)	(3.92)	–	$9.03
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	$27.03
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	$17.32
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	–	(0.89)	–	$14.57
Period Ended October 31, 2004(f)	$11.20	0.03	0.78	0.81	(0.03)	–	–	(0.03)	0.03	$12.01
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$9.66	0.10	0.76	0.86	–	–	–	–	–	$10.52
Year Ended October 31, 2008	$28.56	0.23	(15.15)	(14.92)	(0.16)	(3.82)	(0.67)	(3.98)	–	$9.66
Year Ended October 31, 2007	$18.14	0.14	13.16	13.30	(0.10)	(2.79)	–	(2.89)	0.01	$28.56
Year Ended October 31, 2006(g)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	–	(1.73)	–	$18.14
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	–	(0.93)	–	$15.14
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	–	–	(0.07)	0.03	$12.43
Institutional Class Shares
Six Months Ended April 30, 2009*	$9.65	0.08	0.79	0.87	–	–	–	–	–	$10.52
Year Ended October 31, 2008	$28.56	0.18	(15.11)	(14.93)	(0.16)	(3.82)	–	(3.98)	–	$9.65
Year Ended October 31, 2007	$18.14	0.16	13.14	13.30	(0.10)	(2.79)	–	(2.89)	0.01	$28.56
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	–	(1.73)	–	$18.14
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	–	(0.93)	–	$15.14
Period Ended October 31, 2004(h)	$11.26	0.03	1.15	1.18	(0.04)	–	–	(0.04)	0.03	$12.43

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund (concluded)

	Ratios /Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

8.82%	$25,313	1.71%	1.16%	2.59%	96.40%
(59.99%)	$28,684	1.70%	0.61%	1.77%	104.15%
82.20%	$102,204	1.76%	0.31%	1.77%	70.09%
32.89%	$34,047	1.65%	0.60%	1.66%	141.70%
30.02%	$22,009	1.84%	0.55%	–	135.40%
16.97%	$13,898	1.88%	0.41%	1.99%	134.11%

8.31%	$1,633	2.42%	0.45%	3.30%	96.40%
(60.26%)	$1,806	2.38%	(0.02%)	2.46%	104.15%
80.98%	$5,369	2.41%	(0.19%)	2.42%	70.09%
31.97%	$6,013	2.31%	(0.08%)	2.32%	141.70%
29.30%	$4,062	2.52%	(0.11%)	–	135.40%
16.14%	$2,900	2.55%	(0.27%)	2.65%	134.11%

8.46%	$7,568	2.42%	0.48%	3.29%	96.40%
(60.26%)	$7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	$21,994	2.42%	(0.35%)	2.43%	70.09%
31.92%	$7,716	2.31%	(0.07%)	2.32%	141.70%
29.20%	$4,302	2.51%	(0.11%)	–	135.40%
16.21%	$2,217	2.55%	(0.16%)	2.64%	134.11%

8.64%	$2,709	2.17%	0.73%	3.17%	96.40%
(60.03%)	$2,031	1.84%	0.79%	2.06%	104.15%
81.85%	$1,819	1.98%	0.16%	1.98%	70.09%
32.65%	$456	1.84%	(0.01%)	1.94%	141.70%
30.11%	$9	1.82%	0.16%	–	135.40%
7.50%	$1	2.15%	0.26%	2.28%	134.11%

8.90%	$886	1.42%	1.59%	2.32%	96.40%
(59.84%)	$1,158	1.38%	1.01%	1.45%	104.15%
82.87%	$3,662	1.42%	0.65%	1.42%	70.09%
33.25%	$3,066	1.34%	1.01%	1.34%	141.70%
30.60%	$8,954	1.50%	0.83%	–	135.40%
17.25%	$3,737	1.55%	0.81%	1.66%	134.11%

9.02%	$7,532	1.42%	1.40%	2.29%	96.40%
(59.88%)	$9,685	1.38%	1.05%	1.50%	104.15%
82.77%	$14,574	1.42%	0.72%	1.42%	70.09%
33.32%	$10,390	1.30%	0.88%	1.33%	141.70%
30.60%	$2,631	1.49%	0.92%	–	135.40%
10.79%	$236	1.55%	0.81%	1.71%	134.11%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

2009 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.15	0.06	(1.25)	(1.19)	(0.04)	–	–	(0.04)	–	$6.92
Year Ended October 31, 2008	$16.61	0.18	(7.18)	(7.00)	(0.18)	(1.28)	(0.01)	(1.46)	–	$8.15
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	$16.61
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	$15.68
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	–	(0.91)	–	$13.41
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	–	(1.20)	–	$12.49
Class B Shares
Six Months Ended April 30, 2009*	$7.95	0.04	(1.22)	(1.18)	(0.01)	–	–	(0.01)	–	$6.76
Year Ended October 31, 2008	$16.27	0.12	(7.04)	(6.92)	(0.12)	(1.28)	(0.01)	(1.40)	–	$7.95
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	–	(0.72)	0.01	$16.27
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	–	(0.73)	0.01	$15.37
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	–	(0.85)	–	$13.17
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	–	(1.14)	–	$12.30
Class C Shares
Six Months Ended April 30, 2009*	$7.94	0.04	(1.23)	(1.19)	(0.01)	–	–	(0.01)	–	$6.74
Year Ended October 31, 2008	$16.26	0.09	(7.01)	(6.92)	(0.12)	(1.28)	(0.01)	(1.40)	–	$7.94
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	$16.26
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	$15.36
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	–	(0.85)	–	$13.16
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	–	(1.14)	–	$12.30
Class R Shares
Six Months Ended April 30, 2009*	$8.00	0.04	(1.22)	(1.18)	(0.03)	–	–	(0.03)	–	$6.79
Year Ended October 31, 2008	$16.33	0.13	(7.01)	(6.88)	(0.17)	(1.28)	(0.01)	(1.45)	–	$8.00
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	$16.33
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	$15.40
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	–	(0.91)	–	$13.19
Period Ended October 31, 2004(f)	$11.47	0.04	0.86	0.90	(0.06)	–	–	(0.06)	–	$12.31
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$8.21	0.07	(1.26)	(1.19)	(0.05)	–	–	(0.05)	–	$6.97
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.21)	(1.28)	(0.01)	(1.49)	–	$8.21
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	$16.71
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	$15.77
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	–	(0.95)	–	$13.48
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	–	(1.23)	–	$12.55
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.21	0.07	(1.27)	(1.20)	(0.05)	–	–	(0.05)	–	$6.96
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.21)	(1.28)	–	(1.49)	–	$8.21
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	$16.71
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	$15.77
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	–	(0.95)	–	$13.48
Period Ended October 31, 2004(g)	$12.22	0.02	0.34	0.36	(0.03)	–	–	(0.03)	–	$12.55

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(14.57%)	$19,493	1.48%	1.82%	2.03%	44.10%
(45.62%)	$28,317	1.56%	1.83%	1.68%	121.39%
11.73%	$25,266	1.50%	1.34%	1.50%	167.95%
23.87%	$21,752	1.52%	1.01%	1.53%	195.16%
14.91%	$4,546	1.66%	1.00%	2.00%	213.88%
17.01%	$2,457	1.65%	1.06%	2.41%	129.61%

(14.80%)	$701	2.19%	1.15%	2.74%	44.10%
(45.99%)	$994	2.27%	1.05%	2.37%	121.39%
10.88%	$1,764	2.18%	0.69%	2.18%	167.95%
22.98%	$2,993	2.25%	0.33%	2.25%	195.16%
14.02%	$1,243	2.40%	0.28%	2.80%	213.88%
16.15%	$1,072	2.40%	0.20%	3.14%	129.61%

(14.96%)	$2,977	2.19%	1.14%	2.74%	44.10%
(45.99%)	$4,918	2.26%	1.10%	2.38%	121.39%
10.96%	$4,414	2.18%	0.68%	2.19%	167.95%
23.03%	$5,514	2.24%	0.37%	2.24%	195.16%
13.94%	$1,590	2.40%	0.30%	2.77%	213.88%
16.16%	$1,088	2.40%	0.20%	3.15%	129.61%

(14.71%)	$168	1.69%	1.59%	2.19%	44.10%
(45.66%)	$97	1.76%	1.39%	1.89%	121.39%
11.39%	$101	1.82%	1.40%	1.83%	167.95%
23.59%	$79	1.78%	1.00%	1.78%	195.16%
14.82%	$1	1.71%	0.96%	2.27%	213.88%
7.89%	$1	1.98%	0.46%	2.74%	129.61%

(14.37%)	$586	1.19%	2.18%	1.77%	44.10%
(45.45%)	$966	1.28%	2.01%	1.37%	121.39%
12.03%	$1,727	1.19%	1.58%	1.20%	167.95%
24.19%	$1,496	1.27%	1.32%	1.27%	195.16%
15.20%	$1,205	1.40%	1.27%	1.79%	213.88%
17.25%	$1,046	1.40%	1.20%	2.14%	129.61%

(14.49%)	$12,612	1.19%	2.17%	1.76%	44.10%
(45.45%)	$16,305	1.27%	2.04%	1.37%	121.39%
12.03%	$26,653	1.20%	1.56%	1.21%	167.95%
24.19%	$19,768	1.24%	1.31%	1.25%	195.16%
15.20%	$6,219	1.40%	1.22%	1.62%	213.88%
2.96%	$674	1.40%	0.53%	2.30%	129.61%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.78	0.10	(0.61)	(0.51)	(0.06)	(0.35)	(0.41)	–	$7.86
Year Ended October 31, 2008(f)	$16.05	0.27	(5.81)	(5.54)	(0.31)	(1.42)	(1.73)	–	$8.78
Year Ended October 31, 2007(f)	$12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)	0.02	$16.05
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	–	$12.99
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	$12.30
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	–	(0.04)	–	$10.87
Class B Shares
Six Months Ended April 30, 2009*	$8.61	0.07	(0.58)	(0.51)	(0.05)	(0.35)	(0.40)	–	$7.70
Year Ended October 31, 2008(f)	$15.80	0.18	(5.71)	(5.53)	(0.24)	(1.42)	(1.66)	–	$8.61
Year Ended October 31, 2007(f)	$12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)	0.02	$15.80
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	–	$12.79
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	$12.15
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	–	(0.01)	–	$10.75
Class C Shares
Six Months Ended April 30, 2009*	$8.60	0.07	(0.59)	(0.52)	(0.04)	(0.35)	(0.39)	–	$7.69
Year Ended October 31, 2008(f)	$15.78	0.18	(5.71)	(5.53)	(0.23)	(1.42)	(1.65)	–	$8.60
Year Ended October 31, 2007(f)	$12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)	0.02	$15.78
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	–	$12.79
Year Ended October 31, 2005(f)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	$12.15
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	–	(0.02)	–	$10.74
Class R Shares
Six Months Ended April 30, 2009*	$8.65	0.08	(0.58)	(0.50)	(0.06)	(0.35)	(0.41)	–	$7.74
Year Ended October 31, 2008(f)	$15.83	0.24	(5.71)	(5.47)	(0.29)	(1.42)	(1.71)	–	$8.65
Year Ended October 31, 2007(f)	$12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)	0.02	$15.83
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	–	$12.83
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	$12.20
Period Ended October 31, 2004(g)	$9.14	0.08	1.58	1.66	(0.02)	–	(0.02)	–	$10.78
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$8.83	0.11	(0.60)	(0.49)	(0.07)	(0.35)	(0.42)	–	$7.92
Year Ended October 31, 2008(f)	$16.14	0.31	(5.85)	(5.54)	(0.35)	(1.42)	(1.77)	–	$8.83
Year Ended October 31, 2007(f)	$13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)	0.02	$16.14
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	–	$13.05
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	–	(0.05)	–	$10.91
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.83	0.11	(0.60)	(0.49)	(0.07)	(0.35)	(0.42)	–	$7.92
Year Ended October 31, 2008(f)	$16.15	0.32	(5.87)	(5.55)	(0.35)	(1.42)	(1.77)	–	$8.83
Year Ended October 31, 2007(f)	$13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)	0.02	$16.15
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	–	$13.05
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35
Period Ended October 31, 2004(h)	$9.75	0.03	1.15	1.18	(0.02)	–	(0.02)	–	$10.91

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(6.30%)	$3,354	1.47%	2.30%	2.19%	23.22%
(38.38%)	$4,091	1.38%	2.08%	1.50%	24.80%
30.14%	$14,436	1.40%	2.01%	1.40%	79.34%
27.56%	$5,185	1.45%	2.32%	1.80%	83.30%
17.73%	$2,377	1.47%	1.70%	2.02%	295.27%
31.81%	$1,190	1.45%	1.14%	2.70%	391.22%

(6.46%)	$579	2.13%	1.56%	2.68%	23.22%
(38.87%)	$1,111	2.10%	1.48%	2.29%	24.80%
29.29%	$1,757	2.12%	1.35%	2.12%	79.34%
26.57%	$1,875	2.18%	1.62%	2.54%	83.30%
16.93%	$1,202	2.20%	0.96%	2.76%	295.27%
30.86%	$885	2.20%	0.41%	3.46%	391.22%

(6.51%)	$1,349	2.13%	1.47%	2.77%	23.22%
(38.86%)	$2,328	2.10%	1.43%	2.26%	24.80%
29.25%	$5,286	2.12%	1.28%	2.12%	79.34%
26.60%	$5,512	2.17%	1.30%	2.49%	83.30%
16.88%	$2,435	2.20%	1.25%	2.81%	295.27%
30.90%	$3,556	2.20%	0.43%	3.33%	391.22%

(6.32%)	$21	1.63%	1.89%	2.16%	23.22%
(39.42%)	$36	1.58%	1.82%	1.68%	24.80%
29.66%	$368	1.68%	1.54%	1.68%	79.34%
27.11%	$2	1.78%	2.08%	2.18%	83.30%
17.61%	$1	1.51%	1.64%	2.31%	295.27%
18.23%	$1	1.78%	0.99%	3.14%	391.22%

(6.05%)	$845	1.13%	2.67%	1.86%	23.22%
(39.26%)	$1,020	1.10%	2.43%	1.28%	24.80%
30.47%	$1,650	1.12%	2.26%	1.13%	79.34%
27.88%	$1,264	1.20%	2.68%	1.55%	83.30%
18.05%	$987	1.20%	1.97%	1.78%	295.27%
32.13%	$837	1.20%	1.41%	2.46%	391.22%

(6.05%)	$5,861	1.13%	2.76%	1.90%	23.22%
(39.30%)	$5,748	1.10%	2.49%	1.29%	24.80%
30.55%	$8,839	1.13%	2.29%	1.13%	79.34%
27.88%	$6,254	1.20%	2.81%	1.50%	83.30%
18.05%	$1,896	1.20%	1.85%	1.67%	295.27%
12.15%	$250	1.20%	1.02%	2.19%	391.22%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(h)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$9.36	0.11	(0.66)	(0.55)	(0.03)	–	–	(0.03)	–	$8.78
Year Ended October 31, 2008	$18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	$9.36
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	–	$18.87
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	–	$13.35
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	–	–	(0.08)	–	$9.69
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	–	–	–	–	0.01	$7.79
Class B Shares
Six Months Ended April 30, 2009*	$8.88	0.07	(0.62)	(0.55)	–	–	–	–	–	$8.33
Year Ended October 31, 2008	$18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	–	$8.88
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	–	(0.50)	–	(0.50)	–	$18.01
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	–	–	(0.01)	–	$12.83
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	–	–	(0.05)	–	$9.35
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	–	–	–	–	0.01	$7.56
Class C Shares
Six Months Ended April 30, 2009*	$8.93	0.07	(0.62)	(0.55)	–	–	–	–	–	$8.38
Year Ended October 31, 2008	$18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	$8.93
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	–	$18.10
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	–	$12.90
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	–	–	(0.05)	–	$9.40
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	–	–	–	–	0.01	$7.60
Class R Shares
Six Months Ended April 30, 2009*	$9.02	0.09	(0.62)	(0.53)	(0.02)	–	–	(0.02)	–	$8.47
Year Ended October 31, 2008	$18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	$9.02
Year Ended October 31, 2007	$12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	–	$18.24
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	–	$12.95
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	–	–	(0.10)	–	$9.41
Period Ended October 31, 2004(f)	$7.25	0.02	0.30	0.32	–	–	–	–	0.01	$7.58
Institutional Service Class Shares
Six Months Ended April 30, 2009*	$9.54	0.12	(0.66)	(0.54)	(0.05)	–	–	(0.05)	–	$8.95
Year Ended October 31, 2008	$19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	$9.54
Year Ended October 31, 2007	$13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	–	$19.19
Year Ended October 31, 2006	$9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	–	$13.55
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	–	$9.81
Year Ended October 31, 2004	$7.05	0.02	0.81	0.83	–	–	–	–	0.01	$7.89
Institutional Class Shares
Six Months Ended April 30, 2009*	$9.53	0.12	(0.67)	(0.55)	(0.04)	–	–	(0.04)	–	$8.94
Year Ended October 31, 2008	$19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	$9.53
Year Ended October 31, 2007	$13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	–	$19.19
Year Ended October 31, 2006	$9.81	0.03	3.76	3.79	(0.05)	–	–	0.05	–	$13.55
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	–	$9.81
Period Ended October 31, 2004(g)	$7.51	–	0.37	0.37	–	–	–	–	0.01	$7.89

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios /Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(5.92%)	$123,661	1.53%	2.34%	1.90%	136.74%
(48.64%)	$179,247	1.48%	0.86%	1.55%	138.64%
46.74%	$163,800	1.57%	0.21%	1.57%	135.54%
38.22%	$26,565	1.69%	(0.04%)	1.70%	175.91%
25.49%	$7,980	1.65%	0.74%	1.90%	247.22%
11.60%	$3,096	1.65%	0.06%	2.10%	262.09%

(6.19%)	$4,979	2.24%	1.64%	2.61%	136.74%
(49.04%)	$6,671	2.17%	0.13%	2.26%	138.64%
45.69%	$8,792	2.23%	(0.47%)	2.23%	135.54%
37.37%	$6,031	2.41%	(0.80%)	2.42%	175.91%
24.49%	$3,444	2.40%	0.12%	2.81%	247.22%
10.85%	$2,695	2.40%	(0.70%)	2.84%	262.09%

(6.16%)	$33,060	2.24%	1.62%	2.61%	136.74%
(49.02%)	$44,374	2.19%	0.11%	2.25%	138.64%
45.59%	$61,851	2.26%	(0.46%)	2.26%	135.54%
37.49%	$9,566	2.40%	(0.62%)	2.40%	175.91%
24.45%	$272	2.40%	0.10%	2.69%	247.22%
10.79%	$112	2.40%	(0.23%)	2.87%	262.09%

(5.93%)	$738	1.80%	2.08%	2.17%	136.74%
(48.79%)	$720	1.71%	0.58%	1.78%	138.64%
46.37%	$725	1.80%	(0.17%)	1.80%	135.54%
38.01%	$2	1.94%	(0.38%)	1.96%	175.91%
25.37%	$1	1.68%	0.81%	2.31%	247.22%
4.55%	$1	2.00%	0.31%	2.65%	262.09%

(5.71%)	$13,945	1.24%	2.88%	1.63%	136.74%
(48.54%)	$11,548	1.18%	1.09%	1.34%	138.64%
47.13%	$7,256	1.24%	0.47%	1.24%	135.54%
38.76%	$4,589	1.41%	0.17%	1.42%	175.91%
25.72%	$3,306	1.40%	1.12%	1.82%	247.22%
11.91%	$2,629	1.40%	0.30%	1.84%	262.09%

(5.73%)	$8,742	1.24%	3.07%	1.61%	136.74%
(48.48%)	$7,809	1.17%	1.09%	1.28%	138.64%
47.13%	$9,125	1.24%	0.54%	1.24%	135.54%
38.76%	$3,742	1.41%	0.22%	1.42%	175.91%
25.72%	$1,372	1.40%	1.11%	1.61%	247.22%
5.06%	$189	1.40%	0.03%	1.94%	262.09%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period December 30, 2003 (commencement of operations) to October 31, 2004.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.54	0.08	(0.87)	(0.79)	(0.03)	–	(0.03)	–	$7.72
Year Ended October 31, 2008	$15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	$8.54
Year Ended October 31, 2007	$11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	$15.37
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	$11.62
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	–	(0.03)	–	$9.25
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	–	–	–	–	$7.52
Class B Shares
Six Months Ended April 30, 2009*	$8.15	0.06	(0.84)	(0.78)	(0.01)	–	(0.01)	–	$7.36
Year Ended October 31, 2008	$14.72	(0.05)	(6.52)	(6.57)	–	–	–	–	$8.15
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	–	–	–	0.01	$14.72
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	–	(0.01)	–	$11.18
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	$8.94
Year Ended October 31, 2004	$6.85	–	0.45	0.45	–	–	–	–	$7.30
Class C Shares
Six Months Ended April 30, 2009*	$8.17	0.06	(0.83)	(0.77)	(0.01)	–	(0.01)	–	$7.39
Year Ended October 31, 2008	$14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	$8.17
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	–	–	–	0.01	$14.78
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	$11.22
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	$8.97
Year Ended October 31, 2004	$6.89	–	0.44	0.44	–	–	–	–	$7.33
Class R Shares
Six Months Ended April 30, 2009*	$8.27	0.07	(0.84)	(0.77)	(0.02)	–	(0.02)	–	$7.48
Year Ended October 31, 2008	$14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	$8.27
Year Ended October 31, 2007	$11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	$14.91
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	$11.30
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	–	(0.03)	–	$9.02
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	–	–	–	–	$7.33

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(9.17%)	$23,452	1.63%	2.19%	2.45%	153.76%
(44.28%)	$28,598	1.52%	0.36%	1.71%	241.73%
32.61%	$61,525	1.58%	0.02%	1.58%	257.25%
26.22%	$41,219	1.62%	0.42%	1.68%	298.51%
23.44%	$32,404	1.69%	(0.26%)	1.94%	352.57%
7.28%	$30,707	1.70%	0.53%	1.85%	495.62%

(9.58%)	$831	2.32%	1.51%	3.14%	153.76%
(44.63%)	$1,009	2.26%	(0.39%)	2.45%	241.73%
31.66%	$2,209	2.32%	(0.79%)	2.32%	257.25%
25.22%	$806	2.33%	(0.24%)	2.40%	298.51%
22.70%	$343	2.41%	(0.94%)	2.64%	352.57%
6.57%	$122	2.40%	(0.13%)	2.57%	495.62%

(9.46%)	$3,670	2.32%	1.41%	3.12%	153.76%
(44.72%)	$5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	$21,935	2.32%	(0.80%)	2.32%	257.25%
25.19%	$3,795	2.32%	(0.26%)	2.40%	298.51%
22.81%	$676	2.41%	(0.90%)	2.65%	352.57%
6.39%	$25	2.40%	(0.08%)	2.57%	495.62%

(9.29%)	$596	1.85%	1.95%	2.69%	153.76%
(44.42%)	$762	1.77%	0.15%	2.00%	241.73%
32.16%	$1,048	1.84%	(0.70%)	1.85%	257.25%
25.78%	$2	1.92%	0.11%	1.98%	298.51%
23.33%	$1	1.75%	(0.33%)	1.75%	352.57%
7.00%	$1	1.96%	0.28%	2.12%	495.62%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2009 Semiannual Report

Notes to Financial Statements

April 30, 2009 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities”)
–	Aberdeen Developing Markets Fund (“Developing Markets”)
–	Aberdeen Global Financial Services Fund (“Global Financial Services”)
–	Aberdeen Global Utilities Fund (“Global Utilities”)
–	Aberdeen International Equity Fund (“International Equity”)
–	Aberdeen Select Worldwide Fund (“Select Worldwide”)

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) effective June 23, 2008 as shown in the chart below. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
China Opportunities Fund	Nationwide China Opportunities Fund
Developing Markets Fund	Nationwide Emerging Markets Fund
Global Financial Services Fund	Nationwide Global Financial Services Fund
Global Utilities Fund	Nationwide Global Utilities Fund
International Equity Fund	Nationwide International Growth Fund
Select Worldwide Fund	Nationwide Worldwide Leaders Fund

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

Security Valuation—Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Semiannual Report 2009

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

The Funds holding foreign equity securities value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on days that the Funds conduct business (“Business Days”). Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated. “Fair Value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. Fair valuation of portfolio securities may occur on a daily basis. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

In 2009, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS157”), “Fair Value Measurements”. FAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. One key component of the implementation of FAS 157, included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
China Opportunities Fund	$1,207,848	$–	$32,406,356	$–	$–	$–	$33,614,204	$–
Developing Markets Fund	19,005,918	–	26,376,078	–	–	–	45,381,996	–
Global Financial Services Fund	20,074,015	–	15,805,754	–	–	–	35,879,769	–
Global Utilities Fund	3,001,787	–	8,859,084	–	–	–	11,860,871	–
International Equity Fund	21,819,617	–	169,769,419	–	–	–	191,589,036	–
Select Worldwide Fund	8,909,178	–	19,478,291	–	–	–	28,387,469	–

*	Other financial instruments, if any, are derivative instruments not reflected in the Statements of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the investment.

Amounts listed as – are $0 or round to $0.

Repurchase Agreements—The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal

2009 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

Foreign Currency Transactions—The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Contracts—Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts—Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Equity-Linked Notes—Certain Funds may invest in equity-linked notes. An equity-linked note is a note whose performance is tied to a single stock or basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Security Transactions and Investment Income—Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount which is on the effective interest method. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Semiannual Report 2009

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

Federal Income Taxes—Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The Funds’ taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

Management determined that the adoption of the Interpretation did not have an impact on the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

Allocation of Expenses, Income, and Gains and Losses— Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

Earnings Credits—The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

Investment Advisor—Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Effective January 1, 2009, Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”) serve as subadvisers to the

2009 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Funds, except the Global Financial Services, and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage. The Subadviser for each Fund is as follows:

Fund	Subadviser
China Opportunities	AAMAL
Developing Markets	AAMAL and AAMISL
Global Utilities	AAMISL
International Equity	AAMISL
Select Worldwide	AAMISL

Global Financial Services is not currently managed by a subadviser.

Prior to January 1, 2009, Gartmore Global Partners (“GGP”) was subadviser to each of the Funds, except Global Financial Services, with AAMISL and AAMAL assisting Aberdeen with Fund oversight.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers. Effective June 23, 2008, the Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
China Opportunities	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Developing Markets	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Global Financial Services	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Utilities	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
International Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Select Worldwide	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, the subadvisers received $279,568 and $3,246,471 for the periods ended April 30, 2009 and October 31, 2008.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below until at least February 28, 2010:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	1.87%	2.62%	2.62%	2.12%	1.62%	1.62%
Developing Markets	1.67%	2.42%	2.42%	1.92%	1.42%	1.42%
Global Financial Services	1.44%	2.19%	2.19%	1.69%	1.19%	1.19%
Global Utilities	1.38%	2.13%	2.13%	1.63%	1.13%	1.13%
International Equity	1.49%	2.24%	2.24%	1.74%	1.24%	1.24%
Select Worldwide	1.57%	2.32%	2.32%	1.82%	1.32%	1.32%

Semiannual Report 2009

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Period Ended April 30, 2009 (Expires 10/31/12)	Total
China Opportunities Fund	$89,043	$154,289	$243,332
Developing Markets Fund	90,137	193,931	284,068
Global Financial Services Fund	66,765	103,937	170,702
Global Utilities Fund	42,800	47,040	89,840
International Equity Fund	68,533	376,814	445,347
Select Worldwide Fund	113,238	118,306	231,544

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

Fund Administration—Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Fund will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Sub-Administrator, Transfer Agent and Fund Accountant—Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent, and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Funds, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

Distributor—The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Developing Markets	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Financial Services	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Utilities	0.25%	1.00%	1.00%	0.50%	N/A	N/A
International Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Select Worldwide	0.25%	1.00%	1.00%	0.50%	N/A	N/A

2009 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C shares (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2009, AFD retained commissions of $131,243 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares (and certain Class A shares) of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2009 were as follows:

Fund	Amount
Developing Markets	$8,607
Global Financial Services	3,802
Global Utilities	1,624
International Equity	26,517
Select Worldwide	6,643

5. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$4,187	$95	$2,399	$3	$–	$47,945
Developing Markets	2,059	–	657	1	11	–
Global Financial Services	6,223	–	1,600	–	–	–
Global Utilities	208	–	858	–	–	–
International Equity	91,374	36	2,535	78	–	38,885
Select Worldwide	1,209	–	544	–	–	–

Semiannual Report 2009

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$200,183	$24,296	$84,574	$1,979	$508	$124,653
Developing Markets	40,415	233	9,890	410	–	2,562
Global Financial Services	69,966	758	2,643	12	–	–
Global Utilities	3,309	22	2,591	–	–	–
International Equity	225,020	3,046	34,190	3	331	1,504
Select Worldwide	8,036	377	7,540	7	–	–

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales
China Opportunities	$33,860,058	$37,808,385
Developing Markets	41,652,242	50,383,942
Global Financial Services	16,911,022	22,718,085
Global Utilities	2,968,482	4,594,407
International Equity	276,669,869	304,074,656
Select Worldwide	44,738,054	47,286,463

7. Portfolio Investment Risks

Credit and Market Risk—Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies—Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2009 Semiannual Report

Notes to Financial Statements (concluded)

April 30, 2009 (Unaudited)

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

10. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
China Opportunities	$36,645,299	$1,242,817	$(4,273,912)	$(3,031,095)
Developing Markets	47,303,233	2,115,707	(4,036,944)	(1,921,237)
Global Financial Services	43,814,638	–	(7,934,869)	(7,934,869)
Global Utilities	16,178,073	200,711	(4,517,913)	(4,317,202)
International Equity	210,969,201	6,980,943	(26,361,108)	(19,380,165)
Select Worldwide	30,653,563	804,895	(3,070,989)	(2,266,094)

Amounts listed as “–” are $0 or round to $0.

11. Subsequent Events

On December 31, 2008, Aberdeen Asset Management PLC announced that it has entered into a definitive agreement to acquire certain fund management assets and businesses from Credit Suisse Group AG (“Credit Suisse”) (the “Transaction”). Certain affiliated advisers of Credit Suisse that manage open end funds (“Credit Suisse Funds”) are included in the Transaction. Five Credit Suisse Funds managed by advisers included in the Transaction are proposed to be reorganized into series of the Trust and Credit Suisse Fund shareholders are being asked to vote on these reorganizations. Pending Credit Suisse Fund shareholder approval, four Credit Suisse Funds would be reorganized into new series of the Trust and one Credit Suisse Fund would be reorganized into the Aberdeen International Equity Fund. As a result, the Trust has registered four new funds with the SEC, which, pending shareholder approval, would acquire the assets of the four Credit Suisse Funds.

12. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Semiannual Report 2009

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008 and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 Investment April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,146.17	$9.95	1.87%
	Class B	$1,000.00	$1,141.24	$13.91	2.62%
	Class C	$1,000.00	$1,141.38	$13.91	2.62%
	Class R	$1,000.00	$1,144.16	$11.27	2.12%
	Institutional Service Class	$1,000.00	$1,146.88	$8.62	1.62%
	Institutional Class	$1,000.00	$1,146.44	$8.62	1.62%
Aberdeen Developing Markets Fund	Class A	$1,000.00	$1,088.20	$8.85	1.71%
	Class B	$1,000.00	$1,083.15	$12.50	2.42%
	Class C	$1,000.00	$1,084.62	$12.51	2.42%
	Class R	$1,000.00	$1,086.38	$11.23	2.17%
	Institutional Service Class	$1,000.00	$1,089.03	$7.36	1.42%
	Institutional Class	$1,000.00	$1,090.15	$7.36	1.42%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$854.30	$6.80	1.48%
	Class B	$1,000.00	$851.99	$10.06	2.19%
	Class C	$1,000.00	$850.39	$10.05	2.19%
	Class R	$1,000.00	$852.91	$7.76	1.69%
	Institutional Service Class	$1,000.00	$856.26	$5.48	1.19%
	Institutional Class	$1,000.00	$855.11	$5.47	1.19%
Aberdeen Global Utilities Fund	Class A	$1,000.00	$937.04	$7.06	1.47%
	Class B	$1,000.00	$935.41	$10.22	2.13%
	Class C	$1,000.00	$934.94	$10.22	2.13%
	Class R	$1,000.00	$936.81	$7.83	1.63%
	Institutional Service Class	$1,000.00	$939.50	$5.43	1.13%
	Institutional Class	$1,000.00	$939.47	$5.43	1.13%
Aberdeen International Equity Fund	Class A	$1,000.00	$940.76	$7.36	1.53%
	Class B	$1,000.00	$938.06	$10.76	2.24%
	Class C	$1,000.00	$938.41	$10.77	2.24%
	Class R	$1,000.00	$940.72	$8.66	1.80%
	Institutional Service Class	$1,000.00	$942.85	$5.97	1.24%
	Institutional Class	$1,000.00	$942.71	$5.97	1.24%
Aberdeen Select Worldwide Fund	Class A	$1,000.00	$908.26	$7.71	1.63%
	Class B	$1,000.00	$904.18	$10.95	2.32%
	Class C	$1,000.00	$905.42	$10.96	2.32%
	Class R	$1,000.00	$907.13	$8.75	1.85%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

2009 Semiannual Report

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 Investment[1] April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,015.52	$9.39	1.87%
	Class B	$1,000.00	$1,011.80	$13.15	2.62%
	Class C	$1,000.00	$1,011.80	$13.15	2.62%
	Class R	$1,000.00	$1,014.28	$10.64	2.12%
	Institutional Service Class	$1,000.00	$1,016.76	$8.13	1.62%
	Institutional Class	$1,000.00	$1,016.76	$8.13	1.62%
Aberdeen Developing Markets Fund	Class A	$1,000.00	$1,016.31	$8.58	1.71%
	Class B	$1,000.00	$1,012.79	$12.15	2.42%
	Class C	$1,000.00	$1,012.79	$12.15	2.42%
	Class R	$1,000.00	$1,014.03	$10.89	2.17%
	Institutional Service Class	$1,000.00	$1,017.75	$7.13	1.42%
	Institutional Class	$1,000.00	$1,017.75	$7.13	1.42%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,017.46	$7.43	1.48%
	Class B	$1,000.00	$1,013.93	$10.99	2.19%
	Class C	$1,000.00	$1,013.93	$10.99	2.19%
	Class R	$1,000.00	$1,016.41	$8.48	1.69%
	Institutional Service Class	$1,000.00	$1,018.89	$5.97	1.19%
	Institutional Class	$1,000.00	$1,018.89	$5.97	1.19%
Aberdeen Global Utilities Fund	Class A	$1,000.00	$1,017.50	$7.38	1.47%
	Class B	$1,000.00	$1,014.23	$10.69	2.13%
	Class C	$1,000.00	$1,014.23	$10.69	2.13%
	Class R	$1,000.00	$1,016.71	$8.18	1.63%
	Institutional Service Class	$1,000.00	$1,019.19	$5.67	1.13%
	Institutional Class	$1,000.00	$1,019.19	$5.67	1.13%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,017.21	$7.68	1.53%
	Class B	$1,000.00	$1,013.69	$11.25	2.24%
	Class C	$1,000.00	$1,013.69	$11.25	2.24%
	Class R	$1,000.00	$1,015.87	$9.04	1.80%
	Institutional Service Class	$1,000.00	$1,018.65	$6.23	1.24%
	Institutional Class	$1,000.00	$1,018.65	$6.23	1.24%
Aberdeen Select Worldwide Fund	Class A	$1,000.00	$1,016.71	$8.18	1.63%
	Class B	$1,000.00	$1,013.29	$11.65	2.32%
	Class C	$1,000.00	$1,013.29	$11.65	2.32%
	Class R	$1,000.00	$1,015.62	$9.29	1.85%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Semiannual Report 2009

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President and Secretary

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0201-0609

SEMIANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

APRIL 30, 2009

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1
Market Review	Page 2
Aberdeen Optimal Allocations Fund: Defensive	Page 5
Aberdeen Optimal Allocations Fund: Growth	Page 8
Aberdeen Optimal Allocations Fund: Moderate	Page 11
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 14
Aberdeen Optimal Allocations Fund: Specialty	Page 17

Financial Statements	Page 20

Notes to Financial Statements	Page 40

Shareholder Expense Examples	Page 46

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeeninvestments.com. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 300 Barr Harbor Drive, West Conshohocken, PA 19428.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Adviser’s Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Letter to Shareholders

June 29, 2009

Dear Valued Shareholder,

This Semiannual Report for Aberdeen Funds covers the activities for the six-month period ended April 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world’s financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets. This resulted in a sharp stock market rally on the back of some signs of recovery but, overall, still mainly negative returns for the period in question.

Clarity and consistency remain key

Throughout this period of financial turbulence, Aberdeen has remained committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Positioning Aberdeen Funds for the future

On June 30, 2009, Aberdeen Asset Management PLC is expected to close a transaction with Credit Suisse AG for the purchase of large parts of its global investors business. In the U.S., this entails the addition of four new mutual funds: Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund, Aberdeen Global Small Cap Fund and Aberdeen Global Fixed Income Fund. In addition, assuming the reorganization is consummated as planned, the Aberdeen International Equity Fund will be enlarged from an acquisition of the Credit Suisse International Focus Fund. These new funds further expand and deepen the investment choices we are able to offer investors.

Looking ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries.

As presented on the following page, Shahreza Yusof, Aberdeen’s Head of U.S. Equities, provides a global market review and outlook. There remain concerns over the short-term economic outlook and, although many of the appropriate actions have been taken, recovery will need time to take proper effect.

Yours sincerely,

Gary R. Marshall

President

Aberdeen Funds

2009 Semiannual Report

1

Market Review

Shahreza Yusof, Head of Equities – U.S.

After steadily gaining momentum for more than a year, the worst global economic downturn since the Great Depression appeared to slow somewhat in the spring of 2009. The credit crunch that had dried up sources of lending and, consequently, prevented many consumers from purchasing homes or automobiles, showed signs of easing. The global equity markets, which had been reeling from a seemingly endless onslaught of news about failing banks and financial services firms and a multitude of government bailouts, rallied sharply amid the evidence of recovery. By the end of April, the MSCI World-ex. U.S. Index and the S&P 500 Index each had rebounded roughly 30% from the current bear-market troughs they had reached in early March.

Despite the upturn, most global equity markets still finished in negative territory for the six-month period ended April 30, 2009, with the developed-market MSCI World Index returning –5.09%. Conversely, emerging-markets stocks, as represented by the MSCI Emerging Markets Index, recorded a robust gain of 17.52%. Late in the semiannual period, investors became more optimistic about an economic recovery and the impact of China’s massive stimulus plan. The strength in the Brazil and Russia markets was attributable mainly to the increased demand for commodities.

Economic conditions remain tough and most likely will take more time to improve significantly. The weakness was widespread across countries and within individual sectors – particularly capital goods manufacturers, given the downturn in world trade. The tightened lending standards created a self-perpetuating cycle which ultimately triggered an aggressive policy response from governmental authorities worldwide. In the U.S., a $787 billion economic stimulus package includes a mix of targeted tax cuts, financial aid to state governments, and increased government spending. The Bank of England and the Bank of Japan have eased monetary policy in their respective countries by cutting interest rates. Additionally, we believe that China may be poised to lead the Asian region out of recession. China’s manufacturing Purchasing Managers Index has risen sharply, especially within the new orders component.

In the U.S. fixed income market, long-term U.S. Treasury securities, as measured by the Barclays Capital Long Treasury Index, provided considerably higher returns than municipal and corporate bonds in the last two months of 2008, and were the top performers for the overall semiannual period. However, in a reversal from the flight to quality that had continued throughout much of 2008, investors became less risk-averse in early 2009, lured by the considerably higher yields and relatively attractive valuations available in the municipal and corporate markets. Consequently, the latter two fixed income categories significantly outperformed the U.S. Treasury sector of the market for the first four months of the year.

The recent equity market rally has been sharp, quick and also rather concentrated among sectors. We have moved back from the ledge overlooking an economic abyss; and panic has subsided, if only temporarily. The rate of economic deceleration appears to be moderating and investor panic has subsided, leading equity markets increasingly to discount future growth. However, we are skeptical of any magical solution to return the economy quickly to a sustainable growth track. The recession eventually will end, but recovery will take time. As President Obama has noted, the U.S. economy (and indeed, the global economy) is similar to a “big ocean liner…not a speedboat,” and needs time to turn around.

In the current environment, we remain vigilant in our investment process. We employ bottom-up, fundamental analysis, which is characterized by intensive, first-hand research and disciplined company evaluation. We always seek to know our holdings thoroughly and strive to avoid overpaying for a stock. Therefore, we continue to closely monitor companies in which we invest as we strive to ensure that we have chosen good businesses that should survive this recession and prosper once the economy eventually resumes a sustainable growth trend.

Semiannual Report 2009

2

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV) returned 2.36% for the semiannual period ended April 30, 2009, versus 7.74% for its benchmark, the Barclays Capital U.S. Aggregate Index, and 1.43% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The broad-market S&P 500® Index returned –8.53%. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds) was 1.72% for the same period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV) returned –4.20% for the semiannual period ended April 30, 2009, versus –8.53% for its benchmark, the S&P 500® Index, and –6.12% for its growth composite index, a blend of 70% S&P 500® Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 787 funds) was –4.54% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV) returned 0.83% for the semiannual period ended April 30, 2009, versus –8.53% for its benchmark, the S&P 500® Index, and –0.52% for its moderate composite index, a blend of 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 534 funds) was –0.62% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV) returned –1.92% for the semiannual period ended April 30, 2009, versus –8.53% for its benchmark, the S&P 500® Index, and –3.88% for its moderate growth composite index, a blend of 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 703 funds) was –1.74% for the same period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at net asset value) returned –4.10% for the semiannual period ended April 30, 2009, versus –8.53% for its benchmark, the S&P 500® Index, and –6.67% for its specialty composite index, a blend of 70% S&P 500 ®Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Specialty/Miscellaneous Funds (consisting of 143 funds) was –3.55% for the same period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected return. All five funds continued to produce risk-adjusted returns within their respective peer groups.

This semiannual period was characterized by a significant divergence in performance among asset classes. The S&P 500® Index was down 8.53% for the period, while the Barclays Capital U.S. Aggregate Bond Index gained 7.74%. All equity asset classes declined significantly for the period from November 2008 through February 2009, but rebounded strongly in March and April. The MSCI World Financials Index was especially volatile during this time—it was down more than 39% for the first four months of the semiannual period, but then outperformed all other asset classes in the last two months. The Index posted an overall loss of nearly 15% for the six-month period.

Returns for all five funds were boosted by strong performances from their fixed income holdings, especially Treasury Inflation Protected Securities (TIPS) as represented by the iShares Barclays TIPS Bond Fund, which was up 9.45% for the period. In the equity space, our exposures to emerging markets and the information technology sector also benefited performance. Emerging markets equities as an asset class garnered strong returns in comparison to other equity categories. However, although our holding in Aberdeen Developing Markets Fund recorded a notable gain for the period, the Fund significantly underperformed its benchmark, the MSCI Emerging Markets Index.

During the semiannual period, equities significantly underperformed fixed income securities. The financials sector was the weakest performer among the equity and fixed income markets. Other asset classes such as real estate and commodities also fared poorly. Our exposure to U.S. real estate via the iShares Cohen & Steers Realty Majors Index Fund was a detractor as the Fund was down roughly 24% for the period. Similarly, our holdings in the Credit Suisse Commodity Return Strategy Fund hurt performance, with the Fund posting a loss of over 15% for the period.

The portfolios are re-optimized on an annual basis at the beginning of each calendar year. For 2009, we have added emerging markets debt to our models; this asset class provides significant diversification benefits as it has a very low correlation to the funds’ existing asset mix. We have chosen the PIMCO Developing Local Markets Fund as the vehicle to attain our exposure to the asset class, because this Fund also includes local currency exposures, thereby making it one of the more diversified funds in the asset class. It is also a top-rated by both Morningstar and Lipper. We also have made numerous small adjustments among the existing fund allocations. In general, we made these adjustments in an effort to retain or improve the risk-return characteristics of each portfolio. The closure of the Aberdeen Select Equity Fund and the Aberdeen Small Cap Growth Fund necessitated their elimination from the underlying fund line-up for 2009.

As part of accommodating the addition of the emerging markets debt exposures to the Moderate, Moderate Growth, Growth and Specialty portfolios, we have been very careful to maintain overall fixed income exposure, especially inflation-hedging TIPS, and have decreased some of the equity exposure as needed to maintain the appropriate overall risk profiles for each fund.

Portfolio Management:

Richard Fonash, CFA®, Allison Mortensen, CFA®, Aberdeen U.S. Equity Team

2009 Semiannual Report

3

Aberdeen Optimal Allocations Funds (Unaudited)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Investing in mutual funds involves risk, including possible loss of principal.

Risk Considerations

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. Each Fund invests a significant proportion of its assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes. Please read the prospectus for more detailed information regarding these risks.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2009

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	2.36%		(12.71%	)	(1.91%	)	2.16%	1.16%
	w/sales charge[3]	(3.54%	)	(17.70%	)	(4.33%	)
Class B	w/o sales charge	1.93%		(13.34%	)	(2.66%	)	2.90%	1.90%
	w/sales charge[4]	(3.07%	)	(17.55%	)	(3.81%	)
Class C	w/o sales charge	2.02%		(13.35%	)	(2.61%	)	2.90%	1.90%
	w/sales charge[5]	1.02%		(14.19%	)	(2.61%	)
Institutional Class[1,6]	w/o sales charge	2.51%		(12.38%	)	(1.70%	)	1.90%	0.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Semiannual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Mutual Funds	49.2%
Exchange Traded Funds	49.1%
Repurchase Agreements	0.9%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Fixed Income Fund	55.7%
Equity Fund	40.5%
Real Estate Investment Trust (REIT)	2.1%
Other	1.7%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	15.6%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	14.8%
iShares Barclays 1-3 Year Treasury Bond Fund	12.4%
Oppenheimer International Bond Fund, Class Y	10.9%
Aberdeen Equity Long-Short Fund, Institutional Class	7.0%
Aberdeen Global Financial Services Fund, Institutional Class	5.1%
Aberdeen Natural Resources Fund, Institutional Class	5.0%
Aberdeen Health Sciences Fund, Institutional Class	4.0%
iShares Cohen & Steers Realty Majors Index Fund	3.2%
Aberdeen U.S. Equity Fund, Institutional Class	3.1%
Other	18.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

6

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (49.2%)
Equity Fund (36.3%)
Aberdeen Developing Markets Fund, Institutional Class (a)	20,577	$216,466
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	69,336	734,272
Aberdeen Global Financial Services Fund, Institutional Class (a)	77,479	539,255
Aberdeen Global Utilities Fund, Institutional Class (a)	39,633	313,897
Aberdeen Health Sciences Fund, Institutional Class (a)	52,310	414,292
Aberdeen International Equity Fund, Institutional Class (a)	12,262	109,619
Aberdeen Natural Resources Fund, Institutional Class (a)	42,623	526,394
Aberdeen Technology and Communications Fund, Institutional Class (a)(b)	132,039	316,894
Aberdeen U.S. Equity Fund, Institutional Class (a)(b)	48,331	321,883
Credit Suisse Commodity Return Strategy Fund	42,679	309,421
		3,802,393
Fixed Income Fund (12.9%)
Oppenheimer International Bond Fund, Class Y	199,891	1,145,374
PIMCO Developing Local Markets Fund	24,603	211,090
		1,356,464
Total Mutual Funds		5,158,857
EXCHANGE TRADED FUNDS (49.1%)
Equity Fund (4.2%)
iShares Cohen & Steers Realty Majors Index Fund	9,230	339,479
iShares S&P 500 Index Fund	1,200	105,276
		444,755
Fixed Income Fund (42.8%)
iShares Barclays 1-3 Year Treasury Bond Fund	15,500	1,302,620
iShares Barclays Aggregate Bond Fund	16,040	1,630,306
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	15,444	1,551,195
		4,484,121
Real Estate Investment Trust (REIT) (2.1%)
SPDR Dow Jones Wilshire International Real Estate Fund	8,617	214,822
Total Exchange Traded Funds		5,143,698

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.9%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $88,794, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $90,575	$88,794	$88,794
Total Repurchase Agreements		88,794
Total Investments (Cost $10,845,579) (c)—99.2%		10,391,349

Other assets in excess of liabilities—0.8%		86,730
Net Assets—100.0%		$10,478,079

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Semiannual Report

7

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(4.20%	)	(34.53%	)	(0.26%	)	2.82%	1.62%
	w/sales charge[3]	(9.69%	)	(38.32%	)	(1.48%	)
Class B	w/o sales charge	(4.63%	)	(35.01%	)	(1.05%	)	3.55%	2.35%
	w/sales charge[4]	(9.39%	)	(38.19%	)	(1.36%	)
Class C	w/o sales charge	(4.63%	)	(35.09%	)	(1.06%	)	3.55%	2.35%
	w/sales charge[5]	(5.59%	)	(35.72%	)	(1.06%	)
Class R6	w/o sales charge	(4.38%	)	(34.67%	)	(0.62%	)	3.05%	1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

†	Not Annualized.
*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2009

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East Index and 5% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Mutual Funds	79.6%
Exchange Traded Funds	19.3%
Repurchase Agreements	0.9%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries
Equity Fund	90.0%
Fixed Income Fund	5.8%
Real Estate Investment Trust (REIT)	3.1%
Other	1.1%
100.0%

Top Holdings*
Aberdeen International Equity Fund, Institutional Class	11.2%
Aberdeen U.S. Equity Fund, Institutional Class	10.1%
Aberdeen Equity Long-Short Fund, Institutional Class	8.5%
Aberdeen Global Financial Services Fund, Institutional Class	8.3%
Aberdeen Small Cap Fund, Institutional Class	7.1%
Aberdeen Developing Markets Fund, Institutional Class	6.3%
Aberdeen Natural Resources Fund, Institutional Class	6.1%
Aberdeen Global Utilities Fund, Institutional Class	5.7%
Aberdeen Health Sciences Fund, Institutional Class	5.5%
iShares Cohen & Steers Realty Majors Index Fund	5.1%
Other	26.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

9

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (79.6%)
Equity Fund (77.6%)
Aberdeen Developing Markets Fund, Institutional Class (a)	51,317	$539,859
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	68,600	726,478
Aberdeen Global Financial Services Fund, Institutional Class (a)	102,112	710,698
Aberdeen Global Utilities Fund, Institutional Class (a)	61,883	490,112
Aberdeen Health Sciences Fund, Institutional Class (a)	59,243	469,205
Aberdeen International Equity Fund, Institutional Class (a)	107,835	964,045
Aberdeen Natural Resources Fund, Institutional Class (a)	42,403	523,678
Aberdeen Small Cap Fund, Institutional Class (a)	65,307	604,747
Aberdeen Technology and Communications Fund, Institutional Class (a)(b)	146,843	352,424
Aberdeen U.S. Equity Fund, Institutional Class (a)(b)	129,682	863,680
Credit Suisse Commodity Return Strategy Fund	55,714	403,929
		6,648,855
Fixed Income Fund (2.0%)
PIMCO Developing Local Markets Fund	20,332	174,445
Total Mutual Funds		6,823,300
EXCHANGE TRADED FUNDS (19.3%)
Equity Fund (12.4%)
iShares Cohen & Steers Realty Majors Index Fund	11,984	440,771
iShares Russell Midcap Index Fund	4,362	272,494
iShares S&P 500 Index Fund	3,919	343,814
		1,057,079
Fixed Income Fund (3.8%)
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	3,264	327,836
Real Estate Investment Trust (REIT) (3.1%)
SPDR Dow Jones Wilshire International Real Estate Fund	10,677	266,178
Total Exchange Traded Funds		1,651,093

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.9%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $78,710, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 -05/27/09; total market value of $80,289	$78,710	$78,710
Total Repurchase Agreements		78,710
Total Investments (Cost $11,951,248) (c)—99.8%		8,553,103

Other assets in excess of liabilities—0.2%		21,162
Net Assets—100.0%		$8,574,265

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2009

10

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	0.83%		(21.79%	)	2.69%	1.49%	1.02%
	w/sales charge[3]	(5.01%	)	(26.28%	)	1.44%
Class B	w/o sales charge	0.34%		(22.48%	)	1.76%	2.24%	1.77%
	w/sales charge[4]	(4.65%	)	(26.24%	)	1.42%
Class C	w/o sales charge	0.33%		(22.54%	)	1.82%	2.24%	1.77%
	w/sales charge[5]	(0.67%	)	(23.29%	)	1.82%
Class R6	w/o sales charge	0.66%		(22.09%	)	2.26%	1.74%	1.27%
Institutional Class[6]	w/o sales charge	0.85%		(21.72%	)	2.83%	1.24%	0.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Semiannual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Mutual Funds	62.6%
Exchange Traded Funds	36.2%
Repurchase Agreements	1.2%
100.0%

Top Industries
Equity Fund	62.3%
Fixed Income Fund	34.3%
Real Estate Investment Trust (REIT)	2.2%
Other	1.2%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	13.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	9.6%
Aberdeen International Equity Fund, Institutional Class	9.5%
Aberdeen Equity Long-Short Fund, Institutional Class	6.7%
Aberdeen Global Financial Services Fund, Institutional Class	6.4%
Oppenheimer International Bond Fund, Class Y	5.8%
Aberdeen U.S. Equity Fund, Institutional Class	5.2%
Aberdeen Natural Resources Fund, Institutional Class	5.0%
Aberdeen Small Cap Fund, Institutional Class	5.0%
Aberdeen Health Sciences Fund, Institutional Class	4.7%
Other	28.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

12

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (62.6%)
Equity Fund (54.7%)
Aberdeen Developing Markets Fund, Institutional Class (a)	126,839	$1,334,342
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	268,204	2,840,278
Aberdeen Global Financial Services Fund, Institutional Class (a)	387,959	2,700,196
Aberdeen Global Utilities Fund, Institutional Class (a)	161,030	1,275,359
Aberdeen Health Sciences Fund, Institutional Class (a)	249,134	1,973,141
Aberdeen International Equity Fund, Institutional Class (a)	446,463	3,991,383
Aberdeen Natural Resources Fund, Institutional Class (a)	171,713	2,120,653
Aberdeen Small Cap Fund, Institutional Class (a)	227,658	2,108,111
Aberdeen Technology and Communications Fund, Institutional Class (a)(b)	543,786	1,305,086
Aberdeen U.S. Equity Fund, Institutional Class (a)(b)	327,188	2,179,072
Credit Suisse Commodity Return Strategy Fund	171,612	1,244,186
		23,071,807
Fixed Income Fund (7.9%)
Oppenheimer International Bond Fund, Class Y	427,565	2,449,950
PIMCO Developing Local Markets Fund	101,888	874,202
		3,324,152
Total Mutual Funds		26,395,959
EXCHANGE TRADED FUNDS (36.2%)
Equity Fund (7.6%)
iShares Cohen & Steers Realty Majors Index Fund	36,871	1,356,116
iShares Russell Midcap Index Fund	22,511	1,406,262
iShares S&P 500 Index Fund	5,100	447,423
		3,209,801
Fixed Income Fund (26.4%)
iShares Barclays 1-3 Year Treasury Bond Fund	18,165	1,526,587
iShares Barclays Aggregate Bond Fund	55,028	5,593,045
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	40,262	4,043,915
		11,163,547
Real Estate Investment Trust (REIT) (2.2%)
SPDR Dow Jones Wilshire International Real Estate Fund	36,995	922,285
Total Exchange Traded Funds		15,295,633

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.2%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $493,794, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 -05/27/09; total market value of $503,698	$493,794	$493,794
Total Repurchase Agreements		493,794
Total Investments (Cost $50,645,771) (c)—100.0%		42,185,386

Other assets in excess of liabilities—0.0%		13,622
Net Assets—100.0%		$42,199,008

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Semiannual Report

13

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(1.92%	)	(29.68%	)	1.21%		1.81%	1.16%
	w/sales charge[3]	(7.59%	)	(33.72%	)	(0.02%	)
Class B	w/o sales charge	(2.28%	)	(30.20%	)	0.46%		2.55%	1.90%
	w/sales charge[4]	(7.16%	)	(33.56%	)	0.14%
Class C	w/o sales charge	(2.29%	)	(30.22%	)	0.44%		2.55%	1.90%
	w/sales charge[5]	(3.26%	)	(30.89%	)	0.44%
Class R6	w/o sales charge	(1.89%	)	(29.91%	)	0.86%		2.05%	1.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2009

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Mutual Funds	75.2%
Exchange Traded Funds	23.5%
Repurchase Agreements	1.4%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Equity Fund	80.7%
Fixed Income Fund	15.8%
Real Estate Investment Trust (REIT)	2.2%
Other	1.3%
100.0%

Top Holdings*
Aberdeen International Equity Fund, Institutional Class	10.4%
Aberdeen U.S. Equity Fund, Institutional Class	9.3%
Aberdeen Global Financial Services Fund, Institutional Class	8.3%
Aberdeen Equity Long-Short Fund, Institutional Class	8.1%
Aberdeen Small Cap Fund, Institutional Class	7.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	6.3%
Aberdeen Natural Resources Fund, Institutional Class	6.2%
Aberdeen Health Sciences Fund, Institutional Class	5.4%
iShares Barclays Aggregate Bond Fund	4.4%
Aberdeen Developing Markets Fund, Institutional Class	4.2%
Other	30.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2009 Semiannual Report

15

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (75.2%)
Equity Fund (70.1%)
Aberdeen Developing Markets Fund, Institutional Class (a)	104,902	$1,103,574
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	202,826	2,147,925
Aberdeen Global Financial Services Fund, Institutional Class (a)	315,325	2,194,662
Aberdeen Global Utilities Fund, Institutional Class (a)	127,156	1,007,078
Aberdeen Health Sciences Fund, Institutional Class (a)	180,010	1,425,676
Aberdeen International Equity Fund, Institutional Class (a)	307,908	2,752,695
Aberdeen Natural Resources Fund, Institutional Class (a)	131,841	1,628,240
Aberdeen Small Cap Fund, Institutional Class (a)	209,727	1,942,076
Aberdeen Technology and Communications Fund, Institutional Class (a)(b)	371,919	892,606
Aberdeen U.S. Equity Fund, Institutional Class (a)(b)	369,082	2,458,087
Credit Suisse Commodity Return Strategy Fund	132,238	958,727
		18,511,346
Fixed Income Fund (5.1%)
Oppenheimer International Bond Fund, Class Y	132,205	757,535
PIMCO Developing Local Markets Fund	66,606	571,480
		1,329,015
Total Mutual Funds		19,840,361
EXCHANGE TRADED FUNDS (23.5%)
Equity Fund (10.6%)
iShares Cohen & Steers Realty Majors Index Fund	29,555	1,087,033
iShares Russell Midcap Index Fund	14,067	878,765
iShares S&P 500 Index Fund	9,520	835,190
		2,800,988
Fixed Income Fund (10.7%)
iShares Barclays Aggregate Bond Fund	11,379	1,156,561
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	16,525	1,659,771
		2,816,332
Real Estate Investment Trust (REIT) (2.2%)
SPDR Dow Jones Wilshire International Real Estate Fund	23,420	583,862
Total Exchange Traded Funds		6,201,182

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.4%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $371,897, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $379,357	$371,897	$371,897
Total Repurchase Agreements		371,897
Total Investments (Cost $35,028,276) (c)—100.1%		26,413,440

Liabilities in excess of other assets—(0.1)%		(18,568)
Net Assets—100.0%		$26,394,872

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2009

16

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2009)		Six Months†		1 Yr.		Inception[2]		Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o sales charge	(4.10%	)	(34.07%	)	0.80%		2.30%	1.72%
	w/sales charge[3]	(9.65%	)	(37.84%	)	(0.43%	)
Class B	w/o sales charge	(4.50%	)	(34.53%	)	0.07%		3.04%	2.46%
	w/sales charge[4]	(9.27%	)	(37.76%	)	(0.26%	)
Class C	w/o sales charge	(4.51%	)	(34.56%	)	0.04%		3.04%	2.46%
	w/sales charge[5]	(5.46%	)	(35.21%	)	0.04%
Class R6	w/o sales charge	(4.29%	)	(34.30%	)	0.51%		2.55%	1.97%
Institutional Class[6]	w/o sales charge	(4.00%	)	(33.87%	)	1.07%		2.04%	1.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of February 28, 2009. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2010. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund from inception to June 23, 2008. The Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2009 Semiannual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2009)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500 Index and 30% Morgan Stanley Capital International Europe, Australasia, and For East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Mutual Funds	86.1%
Exchange Traded Funds	13.1%
Repurchase Agreements	1.2%
Liabilities in excess of other assets	(0.4%	)
100.0%

Top Industries
Equity Fund	91.0%
Fixed Income Fund	5.0%
Real Estate Investment Trust (REIT)	3.2%
Other	0.8%
100.0%

Top Holdings*
Aberdeen Global Financial Services Fund, Institutional Class	15.6%
Aberdeen Equity Long-Short Fund, Institutional Class	11.6%
Aberdeen Technology and Communications Fund, Institutional Class	11.2%
Aberdeen Natural Resources Fund, Institutional Class	11.1%
Aberdeen Health Sciences Fund, Institutional Class	10.5%
Aberdeen Developing Markets Fund, Institutional Class	10.4%
Aberdeen Global Utilities Fund, Institutional Class	6.7%
iShares Cohen & Steers Realty Majors Index Fund	6.1%
Credit Suisse Commodity Return Strategy Fund	5.9%
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	3.9%
Other	7.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2009

18

Statement of Investments

April 30, 2009 (Unaudited)

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (86.1%)
Equity Fund (84.9%)
Aberdeen Developing Markets Fund, Institutional Class (a)	408,817	$4,300,755
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	453,045	4,797,750
Aberdeen Global Financial Services Fund, Institutional Class (a)	927,178	6,453,159
Aberdeen Global Utilities Fund, Institutional Class (a)	348,740	2,762,019
Aberdeen Health Sciences Fund, Institutional Class (a)	549,231	4,349,906
Aberdeen International Equity Fund, Institutional Class (a)	86,624	774,415
Aberdeen Natural Resources Fund, Institutional Class (a)	372,898	4,605,290
Aberdeen Technology and Communications Fund, Institutional Class (a)(b)	1,933,299	4,639,917
Credit Suisse Commodity Return Strategy Fund	337,018	2,443,382
		35,126,593
Fixed Income Fund (1.2%)
PIMCO Developing Local Markets Fund	55,872	479,381
Total Mutual Funds		35,605,974
EXCHANGE TRADED FUNDS (13.1%)
Equity Fund (6.1%)
iShares Cohen & Steers Realty Majors Index Fund	68,406	2,515,973
Fixed Income Fund (3.8%)
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	15,862	1,593,179
Real Estate Investment Trust (REIT) (3.2%)
SPDR Dow Jones Wilshire International Real Estate Fund	53,104	1,323,883
Total Exchange Traded Funds		5,433,035
REPURCHASE AGREEMENT (1.2%)
UBS Securities LLC, 0.00%, dated 04/30/09, due 05/01/09, repurchase price $478,301, collateralized by U.S. Government Agency Discount Notes, maturity ranging 05/20/09 - 05/27/09; total market value of $487,895	$478,301	478,301
Total Repurchase Agreements		478,301
Total Investments (Cost $61,524,141) (c)—100.4%		41,517,310

Liabilities in excess of other assets—(0.4)%		(166,901)
Net Assets—100.0%		$41,350,409

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2009 Semiannual Report

19

Statements of Assets and Liabilities (Unaudited)

April 30, 2009

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $7,220,120; $2,940,099; $22,415,045; $10,500,795 and $12,360,516)	$6,809,583	$2,229,468	$19,863,971	$8,488,924	$8,355,798
Investments in affiliates, at value (cost $3,536,665; $8,932,439; $27,736,932; $24,155,584 and $48,685,324)	3,492,972	6,244,925	21,827,621	17,552,619	32,683,211
Repurchase agreements, at cost and value	88,794	78,710	493,794	371,897	478,301

Total Investments	10,391,349	8,553,103	42,185,386	26,413,440	41,517,310

Cash	21,592	–	–	–	–
Interest and dividends receivable	4,980	414	11,376	4,184	1,062
Receivable for capital shares issued	1,231	970	32,060	–	12,371
Receivable for investments sold	–	17,200	–	–	–
Receivable from adviser	23,634	21,829	39,370	38,620	57,823
Prepaid expenses and other assets	75,434	48,220	39,192	37,838	40,024

Total Assets	10,518,220	8,641,736	42,307,384	26,494,082	41,628,590

Liabilities:
Payable for investments purchased	4,991	418	11,407	4,201	1,072
Payable for capital shares redeemed	5,263	40,151	17,386	42,115	193,110
Accrued expenses and other payables:
Investment advisory fees	1,305	1,057	5,097	3,202	5,058
Fund administration and transfer agent fees	3,541	2,264	12,952	7,738	13,299
Distribution fees	5,350	5,258	25,899	15,528	26,015
Administrative services fees	1,036	244	944	176	3,108
Trustee fees	14	652	688	366	779
Printing fees	1,252	876	2,202	465	3,532
Legal fees	5,625	5,393	7,761	6,619	7,959
Compliance program costs	741	720	1,455	910	1,138
Custodian fees	1,180	1,085	7,549	5,705	7,594
Other	9,843	9,353	15,036	12,185	15,517

Total Liabilities	40,141	67,471	108,376	99,210	278,181

Net Assets	$10,478,079	$8,574,265	$42,199,008	$26,394,872	$41,350,409

Represented by:
Capital	$12,022,098	$15,200,133	$56,479,310	$40,273,073	$77,042,901
Accumulated net investment income (loss)	18,097	(4,777)	40,362	17,414	(19,813)
Accumulated net realized gain (loss) on investment transactions	(1,107,886)	(3,222,946)	(5,860,279)	(5,280,779)	(15,665,848)
Net unrealized appreciation/depreciation on investments	(454,230)	(3,398,145)	(8,460,385)	(8,614,836)	(20,006,831)

Net Assets	$10,478,079	$8,574,265	$42,199,008	$26,394,872	$41,350,409

Net Assets:
Class A Shares	$4,217,231	$2,914,238	$13,215,074	$9,661,635	$12,334,704
Class B Shares	693,561	843,226	2,215,021	2,934,432	3,578,974
Class C Shares	4,756,177	4,813,183	26,598,515	13,791,639	25,064,208
Class R Shares	–	3,618	61,529	7,166	324,988
Institutional Class Shares	811,110	–	108,869	–	47,535

Total	$10,478,079	$8,574,265	$42,199,008	$26,394,872	$41,350,409

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

20

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2009

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	480,748	394,522	1,503,861	1,215,314	1,525,534
Class B Shares	79,497	117,110	256,333	373,853	452,552
Class C Shares	545,343	669,016	3,077,122	1,757,958	3,173,087
Class R Shares	–	495	7,045	905	40,369
Institutional Class Shares	92,530	–	12,404	–	5,841

Total	1,198,118	1,181,143	4,856,765	3,348,030	5,197,383

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively): (a)
Class A Shares	$8.77	$7.39	$8.79	$7.95	$8.09
Class B Shares (b)	$8.72	$7.20	$8.64	$7.85	$7.91
Class C Shares (c)	$8.72	$7.19	$8.64	$7.84	$7.90
Class R Shares	$–	$7.31	$8.74	$7.92	$8.05
Institutional Class Shares	$8.77	$–	$8.78	$–	$8.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.31	$7.84	$9.33	$8.44	$8.58
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	Per share amounts may not recalculate due to financial statement rounding of net assets and/or shares outstanding.
(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

21

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2009

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$158,240	$35,857	$418,131	$170,575	$170,575
Dividend income from affiliates	12,631	23,524	81,579	63,569	110,570
Interest income	151	44	134	63	73

Total Income	171,022	59,425	499,844	234,207	281,218

Expenses:
Investment advisory fees	8,521	6,618	31,715	19,556	33,794
Fund administration and transfer agent fees	20,433	28,652	71,764	56,013	134,997
Distribution fees Class A	6,132	3,760	16,144	11,481	17,362
Distribution fees Class B	3,287	4,101	10,663	14,402	17,724
Distribution fees Class C	24,391	24,962	133,254	69,907	136,370
Distribution fees Class R	2	4	147	67	835
Administrative services fees Class A	1,359	821	–	456	–
Registration and filing fees	41,197	20,422	24,406	23,773	27,212
Printing fees	3,556	7,048	14,351	12,623	24,190
Trustee fees	4,906	5,002	6,450	5,783	6,915
Compliance program costs	2,469	2,374	3,581	2,992	3,713
Custodian fees	2,500	460	1,260	973	1,554
Legal fees	17,445	16,941	23,558	20,365	24,429
Other	20,099	19,068	25,313	21,919	25,031

Total expenses	156,297	140,233	362,606	260,310	454,126

Earning credit	(10)	(16)	(60)	(66)	(126)
Expenses reimbursed	(106,858)	(95,540)	(149,729)	(131,279)	(225,514)

Net Expenses	49,429	44,677	212,817	128,965	228,486

Net Investment Income (Loss)	121,593	14,748	287,027	105,242	52,732

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) distributions from underlying affiliated funds	16,141	16,390	56,466	35,737	111,392
Realized gain (loss) distributions from underlying non-affiliated funds	(44,170)	(12,020)	(468,799)	9,152	(210,658)
Realized gain (loss) on investment transactions from affiliated funds	(784,766)	(1,854,856)	(3,583,116)	(3,560,667)	(9,963,312)
Realized gain (loss) on investment transactions from non-affiliated funds	(192,864)	(273,903)	132,673	(451,234)	(1,107,005)

Net realized gain (loss) from investments	(1,005,659)	(2,124,389)	(3,862,776)	(3,967,012)	(11,169,583)
Net change in unrealized appreciation/depreciation from investments	1,069,048	1,462,787	3,430,787	2,916,632	6,848,678

Net realized/unrealized gain (loss) from investments	63,389	(661,602)	(431,989)	(1,050,380)	(4,320,905)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$184,982	$(646,854)	$(144,962)	$(945,138)	$(4,268,173)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

22

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$121,593	$169,735	$ 14,748	$25,607	$287,027	$871,930
Net realized gain (loss) from investments transactions	(1,005,659)	(402)	(2,124,389)	320,474	(3,862,776)	196,854
Net change in unrealized appreciation/depreciation from investments	1,069,048	(1,623,857)	1,462,787	(7,172,135)	3,430,787	(15,873,306)

Change in net assets resulting from operations	184,982	(1,454,524)	(646,854)	(6,826,054)	(144,962)	(14,804,522)

Distributions to Shareholders From:
Net investment income:
Class A	(59,276)	(73,244)	(10,691)	(401,861)	(112,035)	(660,690)
Class B	(5,028)	(9,342)	(1,216)	(100,483)	(10,015)	(152,292)
Class C	(36,584)	(77,564)	(7,608)	(645,752)	(123,587)	(1,378,939)
Class R	(9)	(39)	(3)	(17,848)	(462)	(4,968)
Institutional Service Class	(12)	(44)	(4)	(113)	(11)	(80)
Institutional Class	(11,661)	(44,302)	(3)	(90)	(555)	(67)
Net realized gains:
Class A	–	(25,465)	–	(344,271)	–	(765,595)
Class B	–	(3,950)	–	(97,601)	–	(199,917)
Class C	–	(29,705)	–	(618,524)	–	(1,794,160)
Class R	–	(12)	–	13,552	–	(5,238)
Institutional Service Class	–	(12)	–	(95)	–	(87)
Institutional Class	–	(12,151)	–	(76)	–	(72)
Tax return of capital:
Class A	–	–	–	(25,642)	–	(18,267)
Class B	–	–	–	(8,101)	–	(3,374)
Class C	–	–	–	(48,476)	–	(36,300)
Class R	–	–	–	(10)	–	(2)
Institutional Service Class	–	–	–	(8)	–	(1)
Institutional Class	–	–	–	(6)	–	(1)

Change in net assets from shareholder distributions	(112,570)	(275,830)	(19,525)	(2,322,509)	(246,665)	(5,020,050)

Change in net assets from capital transactions	(297,479)	9,771,343	(1,429,449)	377,494	(2,972,910)	21,023,199

Change in net assets	(225,067)	8,040,989	(2,095,828)	(8,771,069)	(3,364,537)	1,198,627

Net Assets:
Beginning of period	10,703,146	2,662,157	10,670,093	19,441,162	45,563,545	44,364,918

End of period	$10,478,079	$10,703,146	$ 8,574,265	$10,670,093	$42,199,008	$45,563,545

Accumulated net investment income (loss) at end of period	$18,097	$9,074	$ (4,777)	$–	$40,362	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 3,497,047	$ 4,765,470	$ 369,333	$ 4,434,234	$ 2,118,155	$13,301,034
Dividends reinvested	21,274	57,215	7,766	404,524	38,807	659,057
Cost of shares redeemed(a)	(3,307,694)	(1,093,238)	(780,708)	(4,397,702)	(2,983,940)	(5,112,987)

Total Class A	210,627	3,729,447	(403,609)	441,056	(826,978)	8,847,104

Class B Shares
Proceeds from shares issued	143,579	594,214	16,866	229,245	119,410	526,349
Dividends reinvested	2,723	8,992	860	132,926	5,739	189,620
Cost of shares redeemed(a)	(103,090)	(65,574)	(78,090)	(261,205)	(271,961)	(599,766)

Total Class B	43,212	537,632	(60,364)	100,966	(146,812)	116,203

Class C Shares
Proceeds from shares issued	1,067,491	6,280,992	486,604	2,887,196	4,036,991	26,385,174
Dividends reinvested	15,761	41,615	3,215	417,440	63,625	750,178
Cost of shares redeemed(a)	(1,495,620)	(876,268)	(1,455,869)	(3,251,149)	(6,181,924)	(15,050,221)

Total Class C	(412,368)	5,446,339	(966,050)	53,487	(2,081,308)	12,085,131

Class R Shares
Proceeds from shares issued	–	–	4,213	43,784	1,099	87,667
Dividends reinvested	9	52	3	204	8	158
Cost of shares redeemed(a)	(934)	–	(1,932)	(262,390)	(1,213)	(133,211)

Total Class R	(925)	52	2,284	(218,402)	(106)	(45,386)

Institutional Service Class Shares
Dividends reinvested	12	57	4	216	11	168
Cost of shares redeemed(a)	(945)	–	(956)	–	(1,109)	–

Total Institutional Service Class	(933)	57	(952)	216	(1,098)	168

Institutional Class Shares
Proceeds from shares issued	51,247	1,363	–	–	102,221	19,839
Dividends reinvested	11,661	56,453	3	171	555	140
Cost of shares redeemed(a)	(200,000)	–	(761)	–	(19,384)	–

Total Institutional Class	(137,092)	57,816	(758)	171	83,392	19,979

Change in net assets from capital transactions:	$ (297,479)	$ 9,771,343	$(1,429,449)	$ 377,494	$(2,972,910)	$21,023,199

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	407,857	485,252	51,357	392,203	253,331	1,154,311
Reinvested	2,485	5,681	1,094	33,844	4,608	57,002
Redeemed	(391,374)	(114,170)	(116,614)	(399,287)	(355,340)	(473,041)

Total Class A Shares	18,968	376,763	(64,163)	26,760	(97,401)	738,272

Class B Shares
Issued	16,989	62,193	1,866	21,085	13,958	46,855
Reinvested	320	894	124	11,217	690	16,577
Redeemed	(12,207)	(6,736)	(11,227)	(24,855)	(32,929)	(56,175)

Total Class B Shares	5,102	56,351	(9,237)	7,447	(18,281)	7,257

Class C Shares
Issued	126,542	633,921	69,638	268,756	485,663	2,398,716
Reinvested	1,851	4,201	464	35,152	7,647	66,532
Redeemed	(177,590)	(91,153)	(217,278)	(299,821)	(771,474)	(1,409,294)

Total Class C Shares	(49,197)	546,969	(147,176)	4,087	(278,164)	1,055,954

Issued in conversion	–	–	–	–	–	–
Class R Shares
Issued	–	–	653	3,674	118	9,432
Reinvested	2	5	–	17	1	14
Redeemed	(109)	–	(291)	(23,895)	(142)	(11,768)

Total Class R Shares	(107)	5	362	(20,204)	(23)	(2,322)

Institutional Service Class Shares
Reinvested	1	5	–	18	1	15
Redeemed	(109)	–	(134)	–	(130)	–

Total Institutional Service Class Shares	(108)	5	(134)	18	(129)	15

Institutional Class Shares
Issued	6,070	165	–	–	12,578	1,983
Reinvested	1,365	5,588	–	14	67	12
Redeemed	(23,229)	–	(106)	–	(2,331)	–

Total Institutional Class Shares	(15,794)	5,753	(106)	14	10,314	1,995

Total change in shares:	(41,136)	985,846	(220,454)	18,122	(383,684)	1,801,171

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$105,242	$381,212	$52,732	$215,837
Net realized gain (loss) from investments transactions	(3,967,012)	1,740,554	(11,169,583)	1,541,045
Net change in unrealized appreciation/depreciation from investments	2,916,632	(16,390,573)	6,848,678	(41,890,482)

Change in net assets resulting from operations	(945,138)	(14,268,807)	(4,268,173)	(40,133,600)

Distributions to Shareholders From:
Net investment income:
Class A	(51,093)	(930,381)	(43,577)	(2,295,256)
Class B	(6,203)	(241,307)	(3,311)	(381,247)
Class C	(30,367)	(1,189,228)	(24,819)	(3,391,157)
Class R	(153)	(403)	(812)	(28,661)
Institutional Service Class	(7)	(98)	(11)	(125)
Institutional Class	(5)	(80)	(16)	(78)
Net realized gains:
Class A	–	(1,115,236)	–	(2,205,529)
Class B	–	(332,114)	–	(392,439)
Class C	–	(1,658,435)	–	(3,504,010)
Class R	–	(113)	–	(27,125)
Institutional Service Class	–	(115)	–	(89)
Institutional Class	–	(93)	–	(69)
Tax return of capital:
Class A	–	(55,768)	–	(299,676)
Class B	–	(17,738)	–	(55,748)
Class C	–	(91,788)	–	(469,199)
Class R	–	(6)	–	(4,427)
Institutional Service Class	–	(6)	–	(13)
Institutional Class	–	(5)	–	(10)

Change in net assets from shareholder distributions	(87,828)	(5,632,914)	(72,546)	(13,054,858)

Change in net assets from capital transactions	(2,058,978)	6,889,274	(12,002,387)	(6,672,280)

Change in net assets	(3,091,944)	(13,012,447)	(16,343,106)	(59,860,738)

Net Assets:
Beginning of period	29,486,816	42,499,263	57,693,515	117,554,253

End of period	$26,394,872	$29,486,816	$41,350,409	$57,693,515

Accumulated net investment income (loss) at end of period	$17,414	$–	$(19,813)	$1

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

26

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 894,188	$5,713,082	$1,000,551	$14,374,366
Dividends reinvested	38,081	1,385,537	17,983	1,650,437
Cost of shares redeemed(a)	(1,103,204)	(5,753,986)	(5,792,661)	(21,181,548)

Total Class A	(170,935)	1,344,633	(4,774,127)	(5,156,745)

Class B Shares
Proceeds from shares issued	144,587	988,252	67,258	1,166,384
Dividends reinvested	3,875	345,846	1,163	255,279
Cost of shares redeemed(a)	(343,318)	(400,334)	(446,935)	(1,157,915)

Total Class B	(194,856)	933,764	(378,514)	263,748

Class C Shares
Proceeds from shares issued	1,335,318	11,193,263	1,002,677	14,197,150
Dividends reinvested	11,720	777,239	7,098	1,622,752
Cost of shares redeemed(a)	(3,001,927)	(7,421,957)	(7,868,227)	(17,794,219)

Total Class C	(1,654,889)	4,548,545	(6,858,452)	(1,974,317)

Class R Shares
Proceeds from shares issued	1,279	61,457	37,425	344,612
Dividends reinvested	132	479	2	192
Cost of shares redeemed(a)	(37,852)	–	(65,550)	(155,959)

Total Class R	(36,441)	61,936	(28,123)	188,845

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	3,020
Dividends reinvested	7	219	11	227
Cost of shares redeemed(a)	(1,033)	–	(3,064)	(7)

Total Institutional Service Class	(1,026)	219	(3,053)	3,240

Institutional Class Shares
Proceeds from shares issued	–	–	48,041	2,793
Dividends reinvested	5	177	16	156
Cost of shares redeemed(a)	(836)	–	(8,175)	–

Total Institutional Class	(831)	177	39,882	2,949

Change in net assets from capital transactions:	$(2,058,978)	$6,889,274	$(12,002,387)	$(6,672,280)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2009 Semiannual Report

27

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	118,916	509,297	110,992	1,138,503
Reinvested	5,033	117,240	2,314	127,137
Redeemed	(154,927)	(521,832)	(782,198)	(1,816,609)

Total Class A Shares	(30,978)	104,705	(668,892)	(550,969)

Class B Shares
Issued	19,436	85,570	2,740	93,255
Reinvested	513	29,524	153	19,983
Redeemed	(48,564)	(36,676)	(61,676)	(102,199)

Total Class B Shares	(28,615)	78,418	(58,783)	11,039

Class C Shares
Issued	182,033	1,010,980	91,431	1,144,043
Reinvested	1,552	66,894	933	127,310
Redeemed	(420,864)	(709,622)	(1,083,469)	(1,564,784)

Total Class C Shares	(237,279)	368,252	(991,105)	(293,431)

Issued in conversion	–	–	–	–
Class R Shares
Issued	170	5,705	4,391	28,089
Reinvested	17	45	–	15
Redeemed	(5,146)	–	(9,306)	(14,099)

Total Class R Shares	(4,959)	5,750	(4,915)	14,005

Institutional Service Class Shares
Issued	–	–	–	262
Reinvested	1	19	1	18
Redeemed	(135)	–	(393)	(1)

Total Institutional Service Class Shares	(134)	19	(392)	279

Institutional Class Shares
Issued	–	–	6,506	309
Reinvested	1	15	2	12
Redeemed	(108)	–	(1,075)	–

Total Institutional Class Shares	(107)	15	5,433	321

Total change in shares:	(302,072)	557,159	(1,718,654)	(818,756)

See accompanying notes to financial statements.

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2009

28

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.66	0.09	0.11	0.20	(0.09)	–	(0.09)	$8.77
Year Ended October 31, 2008	$10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	$8.66
Year Ended October 31, 2007(f)	$10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	$10.51
Class B Shares
Six Months Ended April 30, 2009*	$8.62	0.06	0.10	0.16	(0.06)	–	(0.06)	$8.72
Year Ended October 31, 2008	$10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	$8.62
Year Ended October 31, 2007(f)	$10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	$10.47
Class C Shares
Six Months Ended April 30, 2009*	$8.61	0.07	0.10	0.17	(0.06)	–	(0.06)	$8.72
Year Ended October 31, 2008	$10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	$8.61
Year Ended October 31, 2007(f)	$10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	$10.48
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.66	0.11	0.10	0.21	(0.10)	–	(0.10)	$8.77
Year Ended October 31, 2008	$10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	$8.66
Year Ended October 31, 2007(f)	$10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	$10.52

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.36%	$4,217	0.56%	2.50%	2.41%	39.70%
(13.32%)	$4,001	0.55%	3.07%	1.78%	44.82%
7.67%	$893	0.51%	3.04%	3.38%	15.52%

1.93%	$694	1.25%	1.65%	3.22%	39.70%
(13.95%)	$641	1.28%	2.30%	2.45%	44.82%
6.96%	$189	1.25%	2.35%	4.64%	15.52%

2.02%	$4,756	1.25%	1.72%	3.14%	39.70%
(13.98%)	$5,121	1.28%	2.25%	2.59%	44.82%
7.03%	$498	1.25%	2.36%	4.39%	15.52%

2.51%	$811	0.25%	2.74%	2.20%	39.70%
(13.20%)	$938	0.40%	3.46%	1.18%	44.82%
7.90%	$1,079	0.25%	3.22%	2.85%	15.52%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 15, 2006 (commencement of operations) to October 31, 2007.

2009 Semiannual Report

31

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$7.74	0.03	(0.36)	(0.33)	(0.02)	–	–	(0.02)	$7.39
Year Ended October 31, 2008(f)	$14.26	0.07	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	$7.74
Year Ended October 31, 2007(f)	$12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	$14.26
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	$12.51
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	–	–	(0.24)	$11.33
Period Ended October 31, 2004(g)	$10.00	–	0.09	0.09	–	–	–	–	$10.09
Class B Shares
Six Months Ended April 30, 2009*	$7.56	–	(0.35)	(0.35)	(0.01)	–	–	(0.01)	$7.20
Year Ended October 31, 2008(f)	$13.96	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.56
Year Ended October 31, 2007(f)	$12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	$13.96
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	–	(0.75)	$12.32
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	–	–	(0.20)	$11.23
Period Ended October 31, 2004(g)	$10.00	(0.03)	0.07	0.04	–	–	–	–	$10.04
Class C Shares
Six Months Ended April 30, 2009*	$7.55	–	(0.35)	(0.35)	(0.01)	–	–	(0.01)	$7.19
Year Ended October 31, 2008(f)	$13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.55
Year Ended October 31, 2007(f)	$12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	$13.95
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	$12.31
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	–	–	(0.21)	$11.22
Period Ended October 31, 2004(g)	$10.00	(0.03)	0.07	0.04	–	–	–	–	$10.04
Class R Shares
Six Months Ended April 30, 2009*	$7.67	0.03	(0.37)	(0.34)	(0.02)	–	–	(0.02)	$7.31
Year Ended October 31, 2008(f)	$14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	$7.67
Year Ended October 31, 2007(f)	$12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	$14.11
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	$12.44
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	–	–	(0.21)	$11.31
Period Ended October 31, 2004(g)	$10.00	(0.01)	0.07	0.06	–	–	–	–	$10.06

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(4.20%)	$2,914	0.56%	0.78%	2.98%	19.22%
(37.43%)	$3,550	0.50%	0.66%	1.21%	67.06%
20.67%	$6,159	0.50%	0.66%	1.05%	48.43%
17.79%	$3,999	0.51%	0.17%	1.32%	47.77%
14.87%	$998	0.53%	0.41%	3.91%	31.16%
0.90%	$4	0.56%	(0.27%)	13.04%	7.82%

(4.63%)	$843	1.25%	0.10%	3.70%	19.22%
(37.86%)	$955	1.25%	(0.08%)	1.95%	67.06%
19.74%	$1,660	1.23%	(0.06%)	1.79%	48.43%
16.94%	$715	1.25%	(0.50%)	2.06%	47.77%
14.07%	$189	1.25%	0.68%	5.11%	31.16%
0.40%	$1	1.25%	(0.85%)	13.48%	7.82%

(4.63%)	$4,813	1.25%	0.11%	3.66%	19.22%
(37.89%)	$6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	$11,332	1.24%	(0.08%)	1.78%	48.43%
16.91%	$6,652	1.25%	(0.51%)	2.05%	47.77%
14.07%	$1,517	1.25%	(0.71%)	4.35%	31.16%
0.40%	$1	1.25%	(0.85%)	13.48%	7.82%

(4.38%)	$4	0.75%	0.83%	3.80%	19.22%
(37.58%)	$1	0.70%	0.64%	1.19%	67.06%
20.13%	$287	0.78%	0.46%	1.34%	48.43%
17.43%	$1	0.74%	(0.06%)	1.47%	47.77%
14.70%	$1	0.80%	1.80%	5.55%	31.16%
0.50%	$1	0.85%	(0.45%)	13.07%	7.82%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

33

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.79	0.08	(0.01)	0.07	(0.07)	–	–	(0.07)	$8.79
Year Ended October 31, 2008	$13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	$8.79
Year Ended October 31, 2007(f)	$11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	$13.03
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	$11.85
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	–	(0.33)	$11.04
Period Ended October 31, 2004(g)	$10.00	0.04	0.28	0.32	–	–	–	–	$10.32
Class B Shares
Six Months Ended April 30, 2009*	$8.65	0.05	(0.02)	0.03	(0.04)	–	–	(0.04)	$8.64
Year Ended October 31, 2008	$12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	$8.65
Year Ended October 31, 2007(f)	$11.71	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	$12.84
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	–	(0.55)	$11.71
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	–	(0.26)	$10.93
Period Ended October 31, 2004(g)	$10.00	0.01	0.24	0.25	–	–	–	–	$10.25
Class C Shares
Six Months Ended April 30, 2009*	$8.65	0.05	(0.02)	0.03	(0.04)	–	–	(0.04)	$8.64
Year Ended October 31, 2008	$12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	$8.65
Year Ended October 31, 2007(f)	$11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	$12.85
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	$11.72
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	–	(0.29)	$10.93
Period Ended October 31, 2004(g)	$10.00	0.01	0.24	0.25	–	–	–	–	$10.25
Class R Shares
Six Months Ended April 30, 2009*	$8.75	0.07	(0.01)	0.06	(0.07)	–	–	(0.07)	$8.74
Year Ended October 31, 2008	$12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	$8.75
Year Ended October 31, 2007(f)	$11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	$12.97
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	$11.80
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	–	(0.26)	$11.02
Period Ended October 31, 2004(g)	$10.00	0.03	0.24	0.27	–	–	–	–	$10.27
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.79	0.07	–	0.07	(0.08)	–	–	(0.08)	$8.78
Year Ended October 31, 2008	$13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	$8.79
Year Ended October 31, 2007(f)	$11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	$13.03
Year Ended October 31, 2006	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	$11.86
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	–	(0.33)	$11.04
Period Ended October 31, 2004(g)	$10.00	0.05	0.25	0.30	–	–	–	–	$10.30

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

0.83%	$13,215	0.50%	1.92%	1.22%	17.74%
(24.18%)	$14,082	0.48%	2.33%	0.81%	53.11%
15.11%	$11,248	0.49%	2.02%	0.75%	70.87%
13.38%	$9,797	0.52%	1.87%	0.79%	34.82%
10.41%	$4,595	0.52%	1.73%	1.88%	61.59%
3.20%	$1	0.56%	1.06%	12.40%	7.57%

0.34%	$2,215	1.25%	1.14%	1.96%	17.74%
(24.72%)	$2,375	1.22%	1.65%	1.53%	53.11%
14.24%	$3,435	1.23%	1.29%	1.49%	70.87%
12.59%	$2,630	1.25%	1.20%	1.54%	34.82%
9.13%	$1,269	1.25%	0.65%	2.70%	61.59%
2.60%	$1	1.25%	0.37%	13.50%	7.57%

0.33%	$26,599	1.25%	1.12%	1.97%	17.74%
(24.76%)	$29,025	1.22%	1.58%	1.55%	53.11%
14.24%	$29,557	1.23%	1.30%	1.49%	70.87%
12.59%	$19,027	1.25%	1.25%	1.54%	34.82%
9.50%	$7,648	1.25%	0.72%	2.51%	61.59%
2.60%	$1	1.25%	0.37%	13.50%	7.57%

0.66%	$62	0.75%	1.62%	1.47%	17.74%
(24.37%)	$62	0.70%	2.57%	1.01%	53.11%
14.58%	$122	0.78%	1.75%	1.05%	70.87%
13.15%	$1	0.72%	1.63%	0.75%	34.82%
9.94%	$1	0.81%	2.35%	3.85%	61.59%
2.70%	$1	0.85%	0.77%	12.85%	7.57%

0.85%	$109	0.25%	2.15%	0.95%	17.74%
(23.97%)	$18	0.22%	1.65%	0.79%	53.11%
15.24%	$1	0.25%	2.15%	0.63%	70.87%
13.74%	$1	0.25%	1.58%	0.58%	34.82%
10.54%	$1,138	0.25%	2.90%	2.94%	61.59%
3.00%	$1,030	0.25%	1.37%	12.08%	7.57%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

35

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.15	0.05	(0.21)	(0.16)	(0.04)	–	–	(0.04)	$7.95
Year Ended October 31, 2008	$13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	$8.15
Year Ended October 31, 2007(f)	$12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	$13.84
Year Ended October 31, 2006	$11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	$12.21
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	–	–	(0.28)	$11.21
Period Ended October 31, 2004(g)	$10.00	0.02	0.20	0.22	–	–	–	–	$10.22
Class B Shares
Six Months Ended April 30, 2009*	$8.05	0.02	(0.20)	(0.18)	(0.02)	–	–	(0.02)	$7.85
Year Ended October 31, 2008	$13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.05
Year Ended October 31, 2007(f)	$12.11	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	$13.69
Year Ended October 31, 2006	$11.16	0.27	1.33	1.60	(0.50)	(0.15)	–	(0.65)	$12.11
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	–	–	(0.23)	$11.16
Period Ended October 31, 2004(g)	$10.00	–	0.17	0.17	–	–	–	–	$10.17
Class C Shares
Six Months Ended April 30, 2009*	$8.04	0.02	(0.20)	(0.18)	(0.02)	–	–	(0.02)	$7.84
Year Ended October 31, 2008	$13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.04
Year Ended October 31, 2007(f)	$12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	$13.68
Year Ended October 31, 2006	$11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	$12.10
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	–	–	(0.23)	$11.14
Period Ended October 31, 2004(g)	$10.00	–	0.17	0.17	–	–	–	–	$10.17
Class R Shares
Six Months Ended April 30, 2009*	$8.10	0.05	(0.20)	(0.15)	(0.03)	–	–	(0.03)	$7.92
Year Ended October 31, 2008	$13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	$8.10
Year Ended October 31, 2007(f)	$12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	$13.79
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	$12.18
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	–	–	(0.24)	$11.21
Period Ended October 31, 2004(g)	$10.00	0.01	0.18	0.19	–	–	–	–	$10.19

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(1.92%)	$9,662	0.51%	1.28%	1.52%	20.24%
(31.82%)	$10,154	0.48%	1.46%	0.89%	44.74%
18.88%	$15,799	0.49%	1.27%	0.76%	63.01%
15.79%	$11,525	0.52%	1.05%	0.85%	32.64%
12.77%	$3,419	0.52%	1.13%	2.32%	47.04%
2.10%	$1	0.56%	(0.27%)	13.04%	9.79%

(2.28%)	$2,934	1.25%	0.54%	2.26%	20.24%
(32.30%)	$3,238	1.22%	0.70%	1.64%	44.74%
17.99%	$4,437	1.23%	0.55%	1.50%	63.01%
14.91%	$3,016	1.25%	0.42%	1.59%	32.64%
12.07%	$1,183	1.25%	(0.09%)	3.00%	47.04%
1.70%	$7	1.25%	(0.85%)	13.48%	9.79%

(2.29%)	$13,792	1.25%	0.55%	2.26%	20.24%
(32.32%)	$16,045	1.22%	0.70%	1.64%	44.74%
18.00%	$22,259	1.23%	0.56%	1.50%	63.01%
14.95%	$14,907	1.25%	0.41%	1.59%	32.64%
11.98%	$3,604	1.25%	0.20%	3.20%	47.04%
1.70%	$80	1.25%	(0.85%)	13.48%	9.79%

(1.89%)	$7	0.75%	1.32%	1.68%	20.24%
(32.16%)	$48	0.76%	0.76%	1.49%	44.74%
18.22%	$2	0.97%	2.57%	1.32%	63.01%
15.55%	$1	0.72%	0.85%	0.87%	32.64%
12.50%	$1	0.80%	2.16%	4.28%	47.04%
1.90%	$1	0.85%	(0.45%)	13.07%	9.79%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from June 29, 2004 (commencement of operations) to October 31, 2004.

2009 Semiannual Report

37

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2009*	$8.46	0.03	(0.38)	(0.35)	(0.02)	–	–	(0.02)	$8.09
Year Ended October 31, 2008	$15.37	(0.11)	(5.08)	(5.19)	(0.87)	(0.85)	(0.10)	(1.72)	$8.46
Year Ended October 31, 2007(f)	$13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	$15.37
Year Ended October 31, 2006	$11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	$13.21
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)	–	–	(0.29)	$11.53
Period Ended October 31, 2004(g)	$10.00	–	0.34	0.34	–	–	–	–	$10.34
Class B Shares
Six Months Ended April 30, 2009*	$8.29	–	(0.37)	(0.37)	(0.01)	–	–	(0.01)	$7.91
Year Ended October 31, 2008	$15.11	0.01	(5.18)	(5.17)	(0.80)	(0.85)	(0.10)	(1.65)	$8.29
Year Ended October 31, 2007(f)	$13.06	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	$15.11
Year Ended October 31, 2006	$11.46	0.28	1.90	2.18	(0.45)	(0.13)	–	(0.58)	$13.06
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)	–	–	(0.25)	$11.46
Period Ended October 31, 2004(g)	$10.00	(0.02)	0.32	0.30	–	–	–	–	$10.30
Class C Shares
Six Months Ended April 30, 2009*	$8.28	–	(0.37)	(0.37)	(0.01)	–	–	(0.01)	$7.90
Year Ended October 31, 2008	$15.10	(0.06)	(5.11)	(5.17)	(0.80)	(0.85)	(0.10)	(1.65)	$8.28
Year Ended October 31, 2007(f)	$13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	$15.10
Year Ended October 31, 2006	$11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	$13.05
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)	–	–	(0.26)	$11.45
Period Ended October 31, 2004(g)	$10.00	–	0.30	0.30	–	–	–	–	$10.30
Class R Shares
Six Months Ended April 30, 2009*	$8.43	0.02	(0.38)	(0.36)	(0.02)	–	–	(0.02)	$8.05
Year Ended October 31, 2008	$15.32	0.23	(5.42)	(5.19)	(0.85)	(0.85)	(0.10)	(1.70)	$8.43
Year Ended October 31, 2007(f)	$13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	$15.32
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	$13.19
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	–	–	(0.25)	$11.54
Period Ended October 31, 2004(g)	$10.00	(0.01)	0.33	0.32	–	–	–	–	$10.32
Institutional Class Shares
Six Months Ended April 30, 2009*	$8.51	0.05	(0.39)	(0.34)	(0.03)	–	–	(0.03)	$8.14
Year Ended October 31, 2008	$15.45	0.72	(5.90)	(5.18)	(0.91)	(0.85)	–	(1.76)	$8.51
Year Ended October 31, 2007(f)	$13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	$15.45
Year Ended October 31, 2006	$11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	$13.27
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	–	–	(0.31)	$11.56
Period Ended October 31, 2004(g)	$10.00	0.01	0.33	0.34	–	–	–	–	$10.34

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2009

38

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(4.10%)	$12,334	0.50%	0.75%	1.50%	5.90%
(37.55%)	$18,574	0.46%	0.71%	0.75%	46.75%
21.56%	$42,188	0.49%	0.73%	0.62%	24.54%
20.48%	$24,363	0.51%	0.43%	0.74%	13.76%
14.59%	$5,133	0.53%	2.31%	1.54%	28.77%
3.40%	$80	0.56%	0.75%	12.49%	7.19%

(4.50%)	$3,579	1.25%	0.01%	2.26%	5.90%
(37.97%)	$4,240	1.21%	(0.07%)	1.51%	46.75%
20.64%	$7,561	1.23%	(0.01%)	1.37%	24.54%
19.67%	$3,714	1.25%	(0.23%)	1.48%	13.76%
13.89%	$982	1.25%	0.27%	2.22%	28.77%
3.00%	$1	1.25%	(0.58%)	12.98%	7.19%

(4.51%)	$25,064	1.25%	–	2.25%	5.90%
(38.00%)	$34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	$67,323	1.23%	0.01%	1.37%	24.54%
19.59%	$35,182	1.25%	(0.24%)	1.48%	13.76%
13.90%	$9,200	1.25%	0.25%	2.22%	28.77%
3.00%	$36	1.25%	(1.04%)	12.92%	7.19%

(4.29%)	$325	0.75%	0.49%	1.76%	5.90%
(37.69%)	$382	0.71%	0.41%	1.03%	46.75%
21.14%	$479	0.75%	0.57%	0.92%	24.54%
20.23%	$78	0.85%	0.15%	1.07%	13.76%
14.36%	$1	0.84%	(0.55%)	1.90%	28.77%
3.20%	$1	0.85%	(0.18%)	12.57%	7.19%

(4.00%)	$48	0.25%	1.95%	1.39%	5.90%
(37.37%)	$3	0.22%	0.32%	0.80%	46.75%
21.77%	$1	0.25%	0.95%	0.54%	24.54%
20.84%	$1	0.25%	0.29%	0.56%	13.76%
15.07%	$1,189	0.25%	3.04%	1.41%	28.77%
3.40%	$1,034	0.25%	0.42%	11.97%	7.19%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

2009 Semiannual Report

39

Notes to Financial Statements

April 30, 2009 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2009, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) effective June 23, 2008, as shown in the chart below. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Optimal Allocations Fund: Defensive	Nationwide Optimal Allocations Fund: Defensive
Optimal Allocations Fund: Growth	Nationwide Optimal Allocations Fund: Growth
Optimal Allocations Fund: Moderate	Nationwide Optimal Allocations Fund: Moderate
Optimal Allocations Fund: Moderate Growth	Nationwide Optimal Allocations Fund: Moderate Growth
Optimal Allocations Fund: Specialty	Nationwide Optimal Allocations Fund: Specialty

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

Security Valuation—Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

In 2009, the Funds adopted Statement of Financial Accounting Standards No. 157 (“FAS157”), “Fair Value Measurements”. FAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. One key component of the implementation of FAS 157, included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Semiannual Report 2009

40

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2009:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Optimal Allocations Fund: Defensive Fund	10,302,555	–	88,794	–	–	–	10,391,349	–
Optimal Allocations Fund: Growth Fund	8,474,393	–	78,710	–	–	–	8,553,103	–
Optimal Allocations Fund: Moderate Fund	41,691,592	–	493,794	–	–	–	42,185,386	–
Optimal Allocations Fund: Moderate Growth Fund	26,041,543	–	371,897	–	–	–	26,413,440	–
Optimal Allocations Fund: Specialty Fund	41,039,009	–	478,301	–	–	–	41,517,310	–

*	Other financial instruments, if any, are derivative instruments not reflected in the Statements of Investments, such as futures, options, forwards and swap contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Amounts listed as – are $0 or round to $0.

Repurchase Agreements—The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

Security Transactions and Investment Income—Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount which is on the effective interest method. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Capital gains received from underlying investments are recorded as such on the Statements of Operations. Expenses incurred by the Funds, disclosed on the Statements of Operations, do not include expenses incurred by the underlying funds.

Distributions to Shareholders—Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital adjustments and underlying fund distribution adjustments), are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

Federal Income Taxes—Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination

2009 Semiannual Report

41

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The Funds’ taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

Management determined that the adoption of the Interpretation did not have an impact on the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

Allocation of Expenses, Income, and Gains and Losses— Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

Earnings Credits—The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

Investment Advisor—Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Funds each pay Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”), with the Trust on behalf of the Funds that limits operating expenses (excluding any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and administrative services fees ) from exceeding 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class and 0.25% for Institutional Class until at least February 28, 2010.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2009, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Six Months Ended April 30, 2009 (Expires 10/31/12)	Total
Optimal Allocations Defensive	$62,335	$106,858	$169,193
Optimal Allocations Growth	60,550	95,540	156,090
Optimal Allocations Moderate	94,768	149,729	244,497
Optimal Allocations Moderate Growth	97,497	131,279	228,776
Optimal Allocations Specialty	177,821	225,514	403,335

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

Semiannual Report 2009

42

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

Fund Administration—Under the terms of the current Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Sub-Administrator, Transfer Agent and Fund Accountant—Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

Distributor—The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class R shares.

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2009, AFD retained commissions of $131,243 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C and certain Class A shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2009, were as follows:

Fund	Amount
Optimal Allocations Defensive	$1,359
Optimal Allocations Growth	821
Optimal Allocations Moderate Growth	456

For the six months ended April 30, 2009, the Funds did not have any contributions to capital due to collection of redemption fees.

2009 Semiannual Report

43

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Optimal Allocations: Defensive	$35	$–	$2,368	$–	$–	$–
Optimal Allocations: Growth	372	178	–	–	–	–
Optimal Allocations: Moderate	–	–	–	–	–	587
Optimal Allocations: Specialty	5	6	–	–	–	–

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales
Optimal Allocations Defensive	$4,416,727	$4,739,919
Optimal Allocations Growth	1,712,489	3,185,512
Optimal Allocations Moderate	7,878,291	10,911,126
Optimal Allocations Moderate Growth	5,347,822	7,767,719
Optimal Allocations Specialty	2,709,674	15,336,558

6. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

Semiannual Report 2009

44

Notes to Financial Statements (continued)

April 30, 2009 (Unaudited)

8. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Optimal Allocations Defensive	$11,244,406	$–	$(853,057)	$(853,057)
Optimal Allocations Growth	13,065,666	–	(4,512,563)	(4,512,563)
Optimal Allocations Moderate	53,468,057	–	(11,282,671)	(11,282,671)
Optimal Allocations Moderate Growth	36,718,224	–	(10,304,784)	(10,304,784)
Optimal Allocations Specialty	65,046,998	–	(23,529,688)	(23,529,688)

Amounts listed as “–” are $0 or round to $0.

9. Subsequent Event

On December 31, 2008, Aberdeen Asset Management PLC announced that it has entered into a definitive agreement to acquire certain fund management assets and businesses from Credit Suisse Group AG (“Credit Suisse”) (the “Transaction”). Certain affiliated advisers of Credit Suisse that manage open end funds (“Credit Suisse Funds”) are included in the Transaction. Five Credit Suisse Funds managed by advisers included in the Transaction are proposed to be reorganized into series of the Trust and Credit Suisse Fund shareholders are being asked to vote on these reorganizations. Pending Credit Suisse Fund shareholder approval, four Credit Suisse Funds would be reorganized into new series of the Trust and one Credit Suisse Fund would be reorganized into the Aberdeen International Equity Fund. As a result, the Trust has registered four new funds with the SEC, which, pending shareholder approval, would acquire the assets of the four Credit Suisse Funds.

10. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The reports of the financial statements, previously issued by PwC for the Funds for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

2009 Semiannual Report

45

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008 and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 Investment April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*+	Annualized Expense Ratio**+
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$1,023.60	$2.81	0.56%
	Class B	$1,000.00	$1,019.25	$6.26	1.25%
	Class C	$1,000.00	$1,020.18	$6.26	1.25%
	Institutional Class	$1,000.00	$1,025.11	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	$1,000.00	$957.99	$2.72	0.56%
	Class B	$1,000.00	$953.75	$6.06	1.25%
	Class C	$1,000.00	$953.67	$6.06	1.25%
	Class R	$1,000.00	$956.16	$3.64	0.75%
Aberdeen Optimal Allocations Fund: Moderate	Class A	$1,000.00	$1,008.30	$2.49	0.50%
	Class B	$1,000.00	$1,003.40	$6.21	1.25%
	Class C	$1,000.00	$1,003.34	$6.21	1.25%
	Class R	$1,000.00	$1,006.61	$3.73	0.75%
	Institutional Class	$1,000.00	$1,008.53	$1.25	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	$1,000.00	$980.82	$2.50	0.51%
	Class B	$1,000.00	$977.18	$6.13	1.25%
	Class C	$1,000.00	$977.13	$6.13	1.25%
	Class R	$1,000.00	$981.11	$3.68	0.75%
Aberdeen Optimal Allocations Fund: Specialty	Class A	$1,000.00	$958.99	$2.43	0.50%
	Class B	$1,000.00	$955.01	$6.06	1.25%
	Class C	$1,000.00	$954.90	$6.06	1.25%
	Class R	$1,000.00	$957.10	$3.64	0.75%
	Institutional Class	$1,000.00	$960.00	$1.21	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

Semiannual Report 2009

46

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 Investment[1] April 30, 2009		Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During Period*+	Annualized Expense Ratio**+
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$1,022.02	$2.81	0.56%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	$1,000.00	$1,022.02	$2.81	0.56%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
Aberdeen Optimal Allocations Fund: Moderate	Class A	$1,000.00	$1,022.32	$2.51	0.50%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	$1,000.00	$1,022.27	$2.56	0.51%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
Aberdeen Optimal Allocations Fund: Specialty	Class A	$1,000.00	$1,022.32	$2.51	0.50%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
	Institutional Class	$1,000.00	$1,023,55	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
[1]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report

47

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Alan Goodson, Vice President and Secretary

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Vice President and Assistant Secretary

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0202-0609

Item 2.	Code of Ethics.

Not applicable – for annual reports only.

Item 3.	Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4.	Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5.	Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6.	Investments.

(a) Included as part of the Reports to Stockholders under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable – for annual reports only.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)*     /s/ Megan Kennedy, Treasurer

Date June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Gary Marshall, President

Date June 29, 2009

By (Signature and Title)*     /s/ Megan Kennedy, Treasurer

Date June 29, 2009

*	Print the name and title of each signing officer under his or her signature.